Exhibit 10.9

EXECUTION COPY

GUARANTY AND SECURITY AGREEMENT

Dated as of November 30, 2010

among

CLUBCORP CLUB OPERATIONS, INC.

and

Each other Grantor
From Time to Time Party Hereto

and

CITICORP NORTH AMERICA, INC.
as Administrative Agent

TABLE OF CONTENTS

(continued)

ii

TABLE OF CONTENTS

ANNEXES AND SCHEDULES

Annex 1	Form of Pledge Amendment

Annex 2	Form of Joinder Agreement

Annex 3	Form of Intellectual Property Security Agreement

Annex 4	Form of Release of Security Interest in Intellectual Property

Schedule 1	Commercial Tort Claims

Schedule 2	Filings

Schedule 3	Jurisdiction of Organization; Chief Executive Office

Schedule 4	Location of Inventory and Equipment

Schedule 5	Pledged Collateral

Schedule 6	Intellectual Property

Schedule 7	Deposit Accounts

iii

GUARANTY AND SECURITY AGREEMENT (this “Agreement”), dated as of November 30, 2010, by CCA Club Operations Holdings, LLC, a Delaware limited liability company (“Holdings”), Clubcorp Club Operations, Inc., a Delaware corporation (the “Borrower”) and each of the other entities listed on the signature pages hereof or that becomes a party hereto pursuant to Section 8.6 (such parties, together with Holdings and the Borrower, the “Grantors”), in favor of Citicorp North America, Inc., as administrative agent and collateral agent (in such capacity, together with its successors and permitted assigns, the “Administrative Agent”) for the Lenders, the L/C Issuer and each other Secured Party (each as defined in the Credit Agreement referred to below).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement dated as of November 30, 2010 (as the same may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Holdings, the Borrower, the L/C Issuer (as defined therein), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”) and the Administrative Agent, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, each Grantor (other than the Borrower) has agreed to guaranty the Obligations (as defined in the Credit Agreement) of the Borrower;

WHEREAS, each Grantor will derive substantial direct and indirect benefits from the making of the extensions of credit under the Credit Agreement; and

WHEREAS, it is a condition precedent to the obligation of the Lenders and the L/C Issuers to make their respective extensions of credit to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Administrative Agent;

NOW, THEREFORE, in consideration of the premises and to induce the Lenders, the L/C Issuer and the Administrative Agent to enter into the Credit Agreement and to induce the Lenders and the L/C Issuers to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Administrative Agent as follows:

ARTICLE I

DEFINED TERMS

Section 1.1.           Definitions.  (a) Capital terms used herein without definition are used as defined in the Credit Agreement.

(b)           The following terms have the meanings given to them in the UCC and terms used herein without definition that are defined in the UCC have the meanings given to them in the UCC (such meanings to be equally applicable to both the singular and plural forms of the terms defined):  “account”, “account debtor”, “as-extracted collateral”, “certificated security”, “chattel paper”, “commercial tort claim”, “commodity contract”, “deposit account”, “document” , “electronic chattel paper”, “equipment”, “farm products”, “fixture”, “general intangible”, “goods”, “health-care-insurance receivable”, “instruments”, “inventory”, “investment property”,

GUARANTY AND SECURITY AGREEMENT

CLUBCORP, INC.

“letter-of-credit right”, “proceeds”, “record”, “securities account”, “security”, “supporting obligation” and “tangible chattel paper”.

(c)           The following terms shall have the following meanings:

“After-Acquired Intellectual Property” means the Intellectual Property that has been at any time hereafter acquired.

“Agreement” means this Guaranty and Security Agreement.

“Applicable IP Office” means the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency within or outside the United States.

“Collateral” has the meaning specified in Section 3.1.

“Control Agreement” means each Deposit Account Control Agreement and Securities Account Control Agreement.

“Copyrights” means all rights, title and interests (and all related IP Ancillary Rights) arising under any Law in or relating to copyrights and all mask work, database and design rights, whether or not registered or published, all registrations and recordations thereof and all applications in connection therewith.

“Deposit Account Control Agreement” means, with respect to any deposit account, an agreement, in form and substance satisfactory to the Administrative Agent, among the Administrative Agent, the financial institution or other Person at which such account is maintained or with which such entitlement or contract is carried and the Loan Party maintaining such account, effective to grant “control” (as defined under the applicable UCC) over such account to the Administrative Agent.

“Guaranteed Obligations” has the meaning set forth in Section 2.1.

“Guarantor” means each Grantor other than the Borrower.

“Guaranty” means the guaranty of the Guaranteed Obligations made by the Guarantors as set forth in this Agreement.

“Intellectual Property” means all rights, title and interests in or relating to intellectual property and industrial property arising under any Law and all IP Ancillary Rights relating thereto, including all Copyrights, Patents, Trademarks, Internet Domain Names, Trade Secrets and IP Licenses.

“Internet Domain Names” means all rights, title and interests (and all related IP Ancillary Rights) arising under any Law in or relating to Internet domain names.

“IP Ancillary Rights” means, with respect to any other Intellectual Property, as applicable, all foreign counterparts to, and all divisionals, reversions, continuations, continuations-in-part, reissues, reexaminations, renewals and extensions of, such Intellectual Property and all income, royalties, proceeds and Liabilities at any time due or payable or asserted under or with respect to any of the foregoing or otherwise with respect to such Intellectual Property, including all rights to sue or recover at Law or in equity for any past, present or future infringement, misappropriation, dilution, violation or other impairment thereof, and, in each case, all rights to obtain any other IP Ancillary Right.

“IP License” means all Contractual Obligations (and all related IP Ancillary Rights), whether written or oral, granting any right, title and interest in or relating to any Intellectual Property.

“Liabilities” means all claims, actions, suits, judgments, damages, losses, liability, obligations, responsibilities, fines, penalties, sanctions, costs, fees, taxes, commissions, charges, disbursements and expenses, in each case of any kind or nature (including interest accrued thereon or as a result thereto and fees, charges and disbursements of financial, legal and other advisors and consultants), whether joint or several, whether or not indirect, contingent, consequential, actual, punitive, treble or otherwise.

“Liquor License Rights” means any right, title or interest in, to or under any Liquor License, whether directly or indirectly held, including, without limitation, any rights owned, granted, approved or issued directly or indirectly by the applicable Governmental Authority issuing such license or held, leased or licensed or otherwise acquired from or through any party.

“Mexico Pledge Agreement” means each of (a) the Stock Pledge Agreement, dated as of the date hereof, by and between ClubCorp Mexico, Inc., as pledgor, Citicorp North America, Inc., acting solely in its capacity as Administrative Agent for its own benefit and on behalf and for the benefit of the Secured Parties, as pledgee, with the acknowledgement and consent of Promociones Turísticas Profesionales, S.A. de C.V., (b) the Stock Pledge Agreement, dated as of the date hereof, by and between ClubCorp Mexico, Inc., as pledgor, Citicorp North America, Inc., acting solely in its capacity as Administrative Agent, for its own benefit and on behalf and for the benefit of the Secured Parties, as pledgee, with the acknowledgement and consent of CG Inversiones, S.A. de C.V. and (c) the Stock Pledge Agreement, dated as of the date hereof, by and between ClubCorp Mexico, Inc., as pledgor, Citicorp North America, Inc., acting solely in its capacity as Administrative Agent, for its own benefit and on behalf and for the benefit of the Secured Parties, as pledgee, with the acknowledgement and consent of CCG Club de Golf, S.A. de C.V.

“Mexico Pledged Equity” means, collectively, (a) shares representing 65% of the corporate capital of Promociones Turísticas Profesionales, S.A. de C.V., (b) shares representing 65% of the corporate capital of CG Inversiones, S.A. de C.V. and (c) shares representing 65% of the corporate capital of CCG Club de Golf, S.A. de C.V., in each case, pledged by ClubCorp Mexico, Inc. under this Agreement and under the applicable Mexico Pledge Agreements.

“Patents” means all rights, title and interests (and all related IP Ancillary Rights) arising under any Law in or relating to letters patent and applications therefor.

“Permitted Liens” means liens that are permitted pursuant to Section 7.01 of the Credit Agreement.

“Pledged Certificated Stock” means all certificated securities and any other Equity Interests of any Person evidenced by a certificate, instrument or other similar document

(as defined in the UCC), in each case owned by any Grantor, and any distribution of property made on, in respect of or in exchange for the foregoing from time to time, including all Equity Interests listed on Schedule 5.  Pledged Certificated Stock excludes any Excluded Assets and any Cash Equivalents that are not held in Control Accounts to the extent permitted by Section 6.13 of the Credit Agreement.

“Pledged Collateral” means, collectively, the Pledged Equity and the Pledged Debt.

“Pledged Debt” means all right, title and interest of any Grantor in instruments evidencing any Indebtedness owed to such Grantor or other obligations, and any distribution of property made on, in respect of or in exchange for the foregoing from time to time, including all Indebtedness described on Schedule 5, issued by the obligors named therein.  Pledged Debt excludes instruments evidencing Indebtedness (a) with a principal amount of less than $250,000 individually and (b) with a principal amount of $250,000 or greater and less than $1,000,000 individually; provided, however, that to the extent the aggregate principal amount of all Indebtedness described in clause (b) above shall be equal to or greater than $5,000,000, the Grantors shall cause Indebtedness to become “Pledged Debt” hereunder until the aggregate principal amount of all such excluded Indebtedness pursuant to clause (b) is less than $5,000,000.

“Pledged Equity” means all Pledged Certificated Stock and all Pledged Uncertificated Stock.

“Pledged Investment Property” means any investment property of any Grantor, and any distribution of property made on, in respect of or in exchange for the foregoing from time to time, other than any Pledged Equity or Pledged Debt.  Pledged Investment Property excludes (a) any Cash Equivalents that are not held in Control Accounts to the extent permitted by Section 6.13 of the Credit Agreement and (b) investment property (i) in an amount of less than $250,000 individually and (ii) in an amount of $250,000 or greater and less than $1,000,000 individually; provided, however, that to the extent the amount of all investment property described in clause (b)(ii) above shall be equal to or greater than $5,000,000, the Grantors shall cause investment property to become “Pledged Investment Property” hereunder until the aggregate amount of all such excluded investment property pursuant to clause (b)(ii) is less than $5,000,000.

“Pledged Uncertificated Stock” means any Equity Interests of any Person that is not Pledged Certificated Stock, including all right, title and interest of any Grantor as a limited or general partner in any partnership not constituting Pledged Certificated Stock or as a member of any limited liability company, all right, title and interest of any Grantor in, to and under any Organization Document of any partnership or limited liability company to which it is a party, and any distribution of property made on, in respect of or in exchange for the foregoing from time to time, including in each case those interests set forth on Schedule 5, to the extent such interests are not certificated.  Pledged Uncertificated Stock excludes any Excluded Assets and any Cash Equivalents that are not held in Control Accounts to the extent permitted by Section 6.13 of the Credit Agreement.

“Secured Obligations” has the meaning specified in Section 3.2.

“Securities Account Control Agreement” means, with respect to any securities account, commodity account, securities entitlement or commodity contract, an agreement, in form and substance satisfactory to the Administrative Agent, among the Administrative Agent, the financial institution or other Person at which such account is maintained or with which such entitlement or contract is carried and the Loan Party maintaining such account, effective to grant “control” (as defined under the applicable UCC) over such account to the Administrative Agent.

“Security” means all Equity Interests, voting trust certificates, bonds, debentures, instruments and other evidence of Indebtedness, whether or not secured, convertible or subordinated, all certificates of interest, share or participation in, all certificates for the acquisition of, and all warrants, options and other rights to acquire, any Security.

“Software” means (a) all computer programs, including source code and object code versions, (b) all data, databases and compilations of data, whether machine readable or otherwise, and (c) all documentation, training materials and configurations related to any of the foregoing.

“Trademarks” means all rights, title and interests (and all related IP Ancillary Rights) arising under any Law in or relating to trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers and, in each case, all goodwill associated therewith, all registrations and recordations thereof and all applications in connection therewith.

“Trade Secrets” means all right, title and interest (and all related IP Ancillary Rights) arising under any Law in or relating to trade secrets.

“Vehicles” means all vehicles covered by a certificate of title Law of any state.

Section 1.2.           Certain Other Terms.  (a) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.  The terms “herein”, “hereof” and similar terms refer to this Agreement as a whole and not to any particular Article, Section or clause in this Agreement.  References herein to an Annex, Schedule, Article, Section or clause refer to the appropriate Annex or Schedule to, or Article, Section or clause in this Agreement.  Where the context requires, provisions relating to any Collateral when used in relation to a Grantor shall refer to such Grantor’s Collateral or any relevant part thereof.

(b)           Section 1.02 (Other Interpretive Provisions) of the Credit Agreement is applicable to this Agreement as and to the extent set forth therein.

ARTICLE II

GUARANTY

Section 2.1.           Guaranty.  To induce the Lenders to make the Loans and the L/C Issuers to issue Letters of Credit, each Guarantor hereby, jointly and severally, absolutely, unconditionally and irrevocably guarantees, as primary obligor and not merely as surety, the full and punctual payment when due, whether at stated maturity or earlier, by reason of acceleration, mandatory prepayment or otherwise in accordance with any Loan Document, of all the Obligations of the Borrower whether existing on the date hereof or hereinafter incurred or created (the “Guaranteed Obligations”).  This Guaranty by each Guarantor hereunder constitutes a guaranty of payment and not of collection.

Section 2.2.           Limitation of Guaranty.  Any term or provision of this Guaranty or any other Loan Document to the contrary notwithstanding, the maximum aggregate amount for which any Subsidiary Guarantor shall be liable hereunder shall not exceed the maximum amount for which such Subsidiary Guarantor can be liable without rendering this Guaranty or any other Loan Document, as it relates to such Subsidiary Guarantor, subject to avoidance under applicable Laws relating to fraudulent conveyance or fraudulent transfer (including the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act and Section 548 of title 11 of the United States Code or any applicable provisions of comparable Laws) (collectively, “Fraudulent Transfer Laws”).  Any analysis of the provisions of this Guaranty for purposes of Fraudulent Transfer Laws shall take into account the right of contribution established in Section 2.3 and, for purposes of such analysis, give effect to any discharge of intercompany debt as a result of any payment made under the Guaranty.

Section 2.3.           Contribution.  To the extent that any Subsidiary Guarantor shall be required hereunder to pay any portion of any Guaranteed Obligation exceeding the greater of (a) the amount of the economic benefit actually received by such Subsidiary Guarantor from the Loans and other Obligations and (b) the amount such Subsidiary Guarantor would otherwise have paid if such Subsidiary Guarantor had paid the aggregate amount of the Guaranteed Obligations (excluding the amount thereof repaid by the Borrower and Holdings) in the same proportion as such Subsidiary Guarantor’s net worth on the date enforcement is sought hereunder bears to the aggregate net worth of all the Subsidiary Guarantors on such date, then such Guarantor shall be reimbursed by such other Subsidiary Guarantors for the amount of such excess, pro rata, based on the respective net worth of such other Subsidiary Guarantors on such date.

Section 2.4.           Authorization; Other Agreements.  The Secured Parties are hereby authorized, without notice to or demand upon any Guarantor and without discharging or otherwise affecting the obligations of any Guarantor hereunder and without incurring any liability hereunder, from time to time, to do each of the following:

(a)           (i) modify, amend, supplement or otherwise change, (ii) accelerate or otherwise change the time of payment or (iii) waive or otherwise consent to noncompliance with, any Guaranteed Obligation or any Loan Document;

(b)           apply to the Guaranteed Obligations any sums, by whomever paid or however realized, to any Guaranteed Obligation in such order as provided in the Loan Documents;

(c)           refund at any time any payment received by any Secured Party in respect of any Guaranteed Obligation;

(d)           (i) Dispose of, exchange, enforce, waive, substitute, liquidate, terminate, release, abandon, fail to perfect, subordinate, accept, substitute, surrender, exchange, affect, impair or otherwise alter or release any Collateral for any Guaranteed Obligation or any other guaranty therefor in any manner, (ii) receive, take and hold additional Collateral to secure any Guaranteed Obligation, (iii) add, release or substitute any one or more other Guarantors, makers or endorsers of any Guaranteed Obligation or any part thereof and (iv) otherwise deal in any manner with the Borrower and any other Guarantor, maker or endorser of any Guaranteed Obligation or any part thereof; and

(e)           settle, release, compromise, collect or otherwise liquidate the Guaranteed Obligations.

Section 2.5.           Guaranty Absolute and Unconditional.  Each Guarantor hereby waives and agrees not to assert any defense, whether arising in connection with or in respect of any of the following or otherwise, and hereby agrees that its obligations under this Guaranty are irrevocable, absolute and unconditional and shall not be discharged as a result of or otherwise affected by any of the following (which may not be pleaded and evidence of which may not be introduced in any proceeding with respect to this Guaranty, in each case except as otherwise agreed in writing by the Administrative Agent):

(a)           the invalidity or unenforceability of any obligation of the Borrower or any other Guarantor under any Loan Document or any other agreement or instrument relating thereto (including any amendment, consent or waiver thereto), or any security for, or other guaranty of, any Guaranteed Obligation or any part thereof, or the lack of perfection or continuing perfection or failure of priority of any security for the Guaranteed Obligations or any part thereof;

(b)           the absence of (i) any attempt to collect any Guaranteed Obligation or any part thereof from the Borrower or any other Guarantor or other action to enforce the same or (ii) any action to enforce any Loan Document or any Lien thereunder;

(c)           the failure by any Person to take any steps to perfect and maintain any Lien on, or to preserve any rights with respect to, any Collateral;

(d)           any workout, insolvency, bankruptcy proceeding, reorganization, arrangement, liquidation or dissolution by or against the Borrower, any other Guarantor or any of Holdings’ other Subsidiaries or any procedure, agreement, order, stipulation, election, action or omission thereunder, including any discharge or disallowance of, or bar or stay against collecting, any Guaranteed Obligation (or any interest thereon) in or as a result of any such proceeding;

(e)           any foreclosure, whether or not through judicial sale, and any other Disposition of any Collateral or any election following the occurrence of an Event of Default by any Secured Party to proceed separately against any Collateral in accordance with such Secured Party’s rights under any applicable Laws; or

(f)            any other defense, setoff, counterclaim or any other circumstance that might otherwise constitute a legal or equitable discharge of the Borrower, any other Guarantor or any of Holdings’ other Subsidiaries, in each case other than the payment in full of the Guaranteed Obligations.

Section 2.6.           Waivers.  Each Guarantor hereby unconditionally and irrevocably waives and agrees not to assert any claim, defense, setoff or counterclaim based on diligence, promptness, presentment, requirements for any demand or notice hereunder including any of the following:  (a) any demand for payment or performance and protest and notice of protest, (b) any notice of acceptance, (c) any presentment, demand, protest or further notice or other requirements of any kind with respect to any Guaranteed Obligation (including any accrued but unpaid interest thereon) becoming immediately due and payable and (d) any other notice in respect of any Guaranteed Obligation or any part thereof, and any defense arising by reason of any disability or other defense of the Borrower or any other Guarantor.  Each Guarantor further unconditionally and irrevocably agrees not to (x) enforce or otherwise exercise any right of subrogation or any right of reimbursement or contribution or similar right against the Borrower or any other Guarantor by reason of any Loan Document or any payment made thereunder or (y) assert any claim, defense, setoff or counterclaim it may have against any other Loan Party or set off any of its obligations to such other Loan Party against obligations of such Loan Party to such Guarantor.  No obligation of any Guarantor hereunder shall be discharged other than by complete performance.

Section 2.7.           Reliance.  Each Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrower, each other Guarantor and any other guarantor, maker or endorser of any Guaranteed Obligation or any part thereof, and of all other circumstances bearing upon the risk of nonpayment of any Guaranteed Obligation or any part thereof that diligent inquiry would reveal, and each Guarantor hereby agrees that no Secured Party shall have any duty to advise any Guarantor of information known to it regarding such condition or any such circumstances.  In the event any Secured Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to any Guarantor, such Secured Party shall be under no obligation to (a) undertake any investigation not a part of its regular business routine, (b) disclose any information that such Secured Party, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or (c) make any future disclosures of such information or any other information to any Guarantor.

ARTICLE III

GRANT OF SECURITY INTEREST

Section 3.1.           Collateral.  For the purposes of this Agreement, all of the following property now owned or at any time hereafter acquired by a Grantor or in which a Grantor now has or at any time in the future may acquire any right, title or interests is collectively referred to as the “Collateral”:

(a)           all accounts, chattel paper, deposit accounts, documents, equipment, general intangibles, instruments, inventory, investment property and any supporting obligations related thereto;

(b)           the commercial tort claims described on Schedule 1 and on any supplement thereto received by the Administrative Agent pursuant to Section 5.9;

(c)           all books and records pertaining to the other property described in this Section 3.1;

(d)           all property of the type described in this Section 3.1 of any Grantor held by any Secured Party, including all property of every description, in the custody of or in transit to such Secured Party for any purpose, including safekeeping, collection or pledge, for the account of such Grantor or as to which such Grantor may have any right or power, including, but not limited to, cash;

(e)           all other goods (including but not limited to fixtures) and personal property of such Grantor, whether tangible or intangible and wherever located;

(f)            to the extent not included as “general intangibles” in clause (a) above, all Liquor License Rights, whether now owned or held or hereafter acquired or held by a Grantor, including. without limitation, all Liquor Licenses and the right to receive monies, proceeds, or other consideration in connection with the sale, assignment, transfer or other disposition of any Liquor Licenses or any goodwill or other intangible rights or benefits associated therewith, including, without limitation, all rights of each Grantor to (i) transfer, assign or otherwise dispose of its right, title and interest, if any, under or in respect of such Liquor Licenses, (ii) exercise any rights, demands and remedies against the lessor, licensor and other parties thereto, and (iii) receive proceeds of any insurance, indemnities, warranties, guaranties or claims for damages in connection therewith; and

(g)           to the extent not otherwise included, all proceeds of the foregoing;

provided, however, that “Collateral” shall not include any Excluded Assets; and provided, further, that if and when any property shall cease to be an Excluded Asset, such property shall be deemed at all times from and after the date hereof to constitute Collateral (until such time as such Collateral is Disposed of in accordance with the Loan Documents or becomes an “Excluded Asset”).

Section 3.2.        Grant of Security Interest in Collateral.  Each Grantor, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations of such Grantor (the “Secured Obligations”), hereby mortgages, pledges and hypothecates to the Administrative Agent for the benefit of the Secured Parties, and grants to the Administrative Agent for the benefit of the Secured Parties, a Lien on and security interest in, all of its right, title and interest in, to and under the Collateral of such Grantor.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

To induce the Lenders, the L/C Issuer and the Administrative Agent to enter into the Loan Documents, each Grantor hereby represents and warrants each of the following to the Administrative Agent, the Lenders, the L/C Issuer and the other Secured Parties:

Section 4.1.           Title; No Other Liens.  Except for the Lien granted to the Administrative Agent pursuant to this Agreement and other Permitted Liens (except for those Permitted Liens not permitted to exist on any Collateral) under any Loan Document (including Section 4.2), such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others.  Such Grantor (a) is the record and beneficial owner of the Collateral pledged by it hereunder constituting instruments or certificates and (b) has rights in or the power to transfer each other item of Collateral in which a Lien is granted by it hereunder, free and clear of any other Lien.

Section 4.2.           Perfection and Priority.  The security interest granted pursuant to this Agreement constitutes a valid and continuing perfected security interest in favor of the Administrative Agent in all Collateral subject, in the case of the following Collateral, to the occurrence of the following:  (i) in the case of all Collateral in which a security interest may be perfected by filing a financing statement under the UCC, the completion of the filings and other actions specified on Schedule 2 (which, in the case of all filings and other documents referred to on such schedule, have been delivered to the Administrative Agent in completed and duly authorized form), (ii) with respect to any Deposit Account, Securities Account or Commodity Account, the execution of Control Agreements, (iii) in the case of all Copyrights, Trademarks and Patents for which UCC filings are insufficient, all appropriate filings having been made with the United States Copyright Office or the United States Patent and Trademark Office, as applicable (which, in the case of all filings, have been delivered to the Administrative Agent in completed and duly authorized form), (iv) in the case of letter-of-credit rights that are not supporting obligations of Collateral, the execution of a Contractual Obligation granting control to the Administrative Agent over such letter-of-credit rights, (v) in the case of electronic chattel paper, the completion of all steps necessary to grant control to the Administrative Agent over such electronic chattel paper and (vi) in the case of Excluded Perfection Assets, the completion of the steps necessary to perfect the grant of the security interest made hereunder (including the actions required under Section 5.1(e)).  Such security interest shall be prior to all other Liens on the Collateral except for Permitted Prior Liens (except that to the extent any such Permitted Prior Liens encumber Equity Interests, such Permitted Prior Liens shall be nonconsensual) having priority over the Administrative Agent’s Lien by operation of Law or unless otherwise permitted by any Loan Document upon (i) in the case of all Pledged Certificated Stock (other than Pledged Certificated Stock of an Unrestricted Subsidiary), Pledged Debt and Pledged Investment Property, the delivery thereof to the Administrative Agent of such Pledged Certificated Stock, Pledged Debt and Pledged Investment Property consisting of instruments and certificates, in each case properly endorsed for transfer to the Administrative Agent or in blank, (ii) in the case of all Pledged Investment Property not in certificated form, the execution of Control Agreements with respect to such investment property and (iii) in the case of all other instruments and tangible chattel paper that are not Pledged Certificated Stock, Pledged Debt or Pledged Investment Property, the delivery thereof to the Administrative Agent of such instruments and tangible chattel paper.  Except as set forth in this Section 4.2, all actions by each Grantor necessary or desirable to protect and perfect the Lien granted hereunder on the Collateral have been duly taken.

Section 4.3.           Jurisdiction of Organization; Chief Executive Office.  Each of Holdings and its Restricted Subsidiaries’ jurisdiction of organization, legal name and organizational identification number, if any, and the location of its chief executive office or sole place of business, in each case as of the date hereof, is specified on Schedule 3 and such Schedule 3 also lists all jurisdictions of incorporation, legal names and locations of each of Holdings and its Restricted Subsidiaries’ chief executive office or sole place of business for the five years preceding the date hereof.

Section 4.4.           Locations of Inventory, Equipment and Books and Records.  On the date hereof, each Grantor’s inventory and equipment (other than inventory or equipment in transit) and books and records concerning the Collateral are kept at the locations listed on Schedule 4.

Section 4.5.           Pledged Collateral.  (a) The Pledged Equity pledged by such Grantor hereunder (a) is listed on Schedule 5 (except for Pledged Equity of Dormant Subsidiaries and Excluded Subsidiaries, which is not listed therein) and constitutes that percentage of the issued and outstanding equity of all classes of each issuer thereof as set forth on Schedule 5, (b) has been duly authorized, validly issued and is fully paid and nonassessable (other than Pledged Equity in limited liability companies and partnerships) and (c) constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms.

(b)                                 As of the Closing Date, all Pledged Collateral (other than Pledged Uncertificated Stock or Pledged Certificated Stock of any Unrestricted Subsidiary) and all Pledged Investment Property consisting of instruments and certificates has been delivered to the Administrative Agent in accordance with Section 5.3(a).

(c)                                  Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall be entitled to exercise all of the rights of the Grantor granting the security interest in any Pledged Equity, and a transferee or assignee of such Pledged Equity shall become a holder of such Pledged Equity to the same extent as such Grantor and be entitled to participate in the management of the issuer of such Pledged Equity and, upon the transfer of the entire interest of such Grantor, such Grantor shall, by operation of Law, cease to be a holder of such Pledged Equity.

Section 4.6.                                Instruments and Tangible Chattel Paper Formerly Accounts.  No amount payable to such Grantor under or in connection with any account is evidenced by any instrument or tangible chattel paper that has not been delivered to the Administrative Agent, properly endorsed for transfer, to the extent delivery is required by Section 5.6(a).

Section 4.7.                                Intellectual Property.  (a) Schedule 6 sets forth a true and complete list of the following Intellectual Property that each Grantor owns, licenses or otherwise has the right to use:  (i) Intellectual Property that is registered or subject to applications for registration, (ii) Internet Domain Names and (iii) Material Intellectual Property and material Software, separately identifying that which is owned and licensed to such Grantor and including for each of the foregoing items (1) the owner, (2) the title, (3) the jurisdiction in which such item has been registered or otherwise arises or in which an application for registration has been filed, (4) as applicable, the registration or application number and registration or application date and (5) any IP Licenses or other rights (including franchises) granted by the Grantor with respect thereto.

(b)                                 On the Closing Date, all Material Intellectual Property owned by Holdings and each of its Restricted Subsidiaries is valid, in full force and effect, subsisting, unexpired and enforceable, and no Material Intellectual Property has been abandoned.  No breach or default of any material IP License shall be caused by any of the following, and none of the following shall limit or impair the ownership, use, validity or enforceability of, or any rights of Holdings or any of its Restricted Subsidiaries in, any Material Intellectual Property:  (i) the consummation of the transactions contemplated by any Loan Document or (ii) any holding, decision, judgment or order rendered by any Governmental Authority.  There are no pending (or, to the knowledge of Holdings or any of its Restricted Subsidiaries, threatened) actions, investigations, suits, proceedings, audits, claims, demands, orders or disputes challenging the ownership, use, validity, enforceability of, Holdings or any of its Restricted Subsidiaries’ rights in, any Material Intellectual Property of Holdings or any of its Restricted Subsidiaries.  To the knowledge of Holdings and each of its Restricted Subsidiaries, no Person has been or is infringing, misappropriating, diluting, violating or otherwise impairing any Intellectual Property of Holdings or any of its Restricted Subsidiaries.  Neither Holdings nor any of its Restricted Subsidiaries, or to the knowledge of Holdings or any of its Restricted Subsidiaries, any other party thereto, are in material breach of or default under any material IP License.

Section 4.8.                                Commercial Tort Claims.  The only commercial tort claims of any Grantor existing on the date hereof (regardless of whether the amount, defendant or other material facts can be determined and regardless of whether such commercial tort claim has been asserted, threatened or has otherwise been made known to the obligee thereof or whether litigation has been commenced for such claims) are those listed on Schedule 1, which sets forth such information separately for each Grantor.

Section 4.9.                                Deposit Accounts; Securities Accounts.  The only Deposit Accounts, Securities Accounts and Commodity Accounts that are maintained by any Grantor on the date hereof are those listed on Schedule 7, which schedule sets forth such information separately for each Grantor.

Section 4.10.                         Specific Collateral.  None of the Collateral is, or is proceeds or products of, any of the following: (a) farm products, (b) as-extracted collateral, (c) health-care-insurance receivables or (d) timber to be cut.

Section 4.11.                         Enforcement.  No Permit, notice to or filing with any Governmental Authority or any other Person or any consent from any Person is required for the exercise by the Administrative Agent of its rights (including voting rights) provided for in this Agreement or the enforcement of remedies in respect of the Collateral pursuant to this Agreement, including the transfer of any Collateral, except as may be required in connection with the disposition of any portion of the Pledged Collateral by (a) Laws affecting the offering and sale of securities generally, (b) any approvals that may be required to be obtained from any bailees or landlords to collect the Collateral or (c) any approvals that may be required to be obtained from any Governmental Authority in connection with any Liquor License Rights.

Section 4.12.                         Representations and Warranties in the Credit Agreement.  The representations and warranties as to Holdings and its Subsidiaries made by the Borrower and Holdings in Article 5 (Representations and Warranties) of the Credit Agreement are true and correct on each date as required by Section 4.02(a) of the Credit Agreement.

ARTICLE V

COVENANTS

So long as (a) any Lender shall have any Commitment, (b) any Loan or other Obligation that is accrued and payable (and not contingent or inchoate) shall remain unpaid or unsatisfied or (c) any Letter of Credit shall remain outstanding, each Grantor agrees with the Administrative Agent to the following:

Section 5.1.                                Maintenance of Perfected Security Interest; Further Documentation and Consents.  (a) Generally.  Neither Holdings nor any Restricted Subsidiary shall (i) use or permit any Collateral to be used unlawfully or in violation of any provision of any Loan Document, any Laws or any policy of insurance covering the Collateral or (ii) enter into any Contractual Obligation or undertaking restricting the right or ability of Holdings or any of its Restricted Subsidiaries or the Administrative Agent to Dispose of any Collateral if such restriction would have a Material Adverse Effect.

(b)                                 Holdings and each of its Restricted Subsidiaries shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 4.2 and shall defend such security interest and such priority against the claims and demands of all Persons.

(c)                                  No later than five (5) Business Days after the delivery of the financial statements referred to in Section 6.01(a) of the Credit Agreement, or upon the Administrative Agent’s reasonable request, Holdings and its Restricted Subsidiaries shall furnish to the Administrative Agent statements and schedules further identifying and describing the Collateral (including updated schedules as to locations of Collateral and acquisition of Intellectual Property or real property) and such other documents in connection with the Collateral, all in reasonable detail and in form and substance satisfactory to the Administrative Agent.

(d)                                 At any time and from time to time, upon the written request of the Administrative Agent, Holdings and each of its Restricted Subsidiaries shall, for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, (i) promptly and duly execute and deliver, and have recorded, such further documents, including an authorization to file (or, as applicable, the filing) of any financing statement or amendment under the UCC (or other filings under similar Laws) in effect in any jurisdiction with respect to the security interest created hereby and (ii) take such further action as the Administrative Agent may reasonably request, including (A) using its commercially reasonable efforts to (x) secure all approvals necessary or desirable for the assignment to or for the benefit of the Administrative Agent of any Contractual Obligation, including any IP License, held by any Grantor and (y) enforce the security interests granted hereunder and (B) executing and delivering any Control Agreements with respect to Deposit Accounts, Securities Accounts and Commodities Accounts.

(e)                                  Upon the occurrence and during the continuance of a Default or an Event of Default, if requested by the Administrative Agent, each Grantor shall arrange for the Administrative Agent’s first priority security interest to be noted on the certificate of title of each Vehicle and shall file any other necessary documentation in each jurisdiction that the Administrative Agent shall deem advisable to perfect its security interests in any Vehicle.

(f)                                    To ensure that any property acquired after the date of the Agreement forming part of the Excluded Assets described in clause (a)(ii) of the definition of “Excluded Assets” becomes part of the Collateral, upon the request of the Administrative Agent, each Grantor shall use its commercially reasonable efforts to obtain any required consents from any Person other than Holdings and its Affiliates with respect to any after-acquired Permit or license that requires such consent as a condition to the creation by such Grantor of a Lien on any right, title or interest in such Permit, license or Contractual Obligation or any Equity Interests related thereto.

Section 5.2.                                Changes in Locations, Name, Etc.  Except upon 30 days’ prior written notice to the Administrative Agent and delivery to the Administrative Agent of (a) all documents reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein and (b) if applicable, a written supplement to Schedule 4 showing any additional locations at which inventory or equipment shall be kept, such Grantor shall not do any of the following:

(i)                                     except as may be permitted by Section 7.04 of the Credit Agreement, permit any inventory or equipment to be kept at a location other than those listed on Schedule 4, except for inventory or equipment in transit;

(ii)                                  except as may be permitted by Section 7.04 of the Credit Agreement, permit, change its jurisdiction of organization or its location, in each case from that referred to in Section 4.3; or

(iii)                               change its legal name or organizational identification number, if any, or corporation, limited liability company, partnership or other organizational structure to such an extent that any financing statement filed in connection with this Agreement would become misleading.

Section 5.3.                                Pledged Collateral.  (a) Delivery of Pledged Collateral.  Such Grantor shall (i) deliver to the Administrative Agent, in suitable form for transfer and in form and substance satisfactory to the Administrative Agent, (A) all Pledged Certificated Stock (other than Pledged Certificated Stock of any Unrestricted Subsidiary), (B) all Pledged Debt and (C) all certificates and instruments evidencing Pledged Investment Property and (ii) maintain all other Pledged Investment Property in a Control Account.

If such Grantor is a partnership or limited liability company that has not issued Pledged Certificated Stock, (i) such Grantor confirms that the terms of the Equity Interests issued by it provide that each such Equity Interest is not a “security” with the meaning of Article 8 of the UCC, (ii) agrees that it will take no action to cause or permit any such Equity Interest to constitute a “security” under Article 8 of the UCC and (iii) agrees that such Equity Interests will at no time be evidenced by a “security certificate” (as defined in Section 8-102 of the UCC).

If such Grantor directly owns Pledged Uncertificated Stock of an Unrestricted Subsidiary that is a partnership or a limited liability company, (i) such Grantor confirms that the terms of the Equity Interests issued by such Unrestricted Subsidiary provide that each such Equity Interest is not a “security” with the meaning of Article 8 of the UCC, (ii) agrees that it will not permit such Unrestricted Subsidiary to take any action to cause or permit any such Equity Interest issued by such Unrestricted Subsidiary to constitute a “security” under Article 8 of the UCC and (iii) agrees that it will not allow such Unrestricted Subsidiary to evidence such Equity Interests by a “security certificate” (as defined in Section 8-102 of the UCC).

(b)                                 Event of Default.  Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right, at any time in its discretion and without notice to the Grantor, to (i) transfer to or to register in its name or in the name of its nominees any Pledged Collateral or any Pledged Investment Property, (ii) exchange any certificate or instrument representing or evidencing any Pledged Collateral or any Pledged Investment Property for certificates or instruments of smaller or larger denominations and (iii) require any Grantor to take such steps as may be necessary or desirable to perfect the Administrative Agent’s security interest granted under this Agreement in any Excluded Perfection Assets.

(c)                                  Cash Distributions with respect to Pledged Collateral.  Except as provided in Article VI, such Grantor shall be entitled to receive all cash distributions paid in respect of the Pledged Collateral.

(d)                                 Voting Rights.  Except as provided in Article VI, such Grantor shall be entitled to exercise all voting, consent and corporate, partnership, limited liability company and similar rights with respect to the Pledged Collateral; provided, however, that no vote shall be cast, consent given or right exercised or other action taken by such Grantor that would impair the Collateral or be inconsistent with or result in any violation of any provision of any Loan Document.

Section 5.4.                                Accounts.  (a) Such Grantor shall not, other than in the ordinary course of business, (i) grant any extension of the time of payment of any account, (ii) compromise or settle any account for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any account, (iv) allow any credit or discount on any account or (v) amend, supplement or modify any account in any manner that could adversely affect the value thereof.

(b)                                 The Administrative Agent shall have the right to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and such Grantor shall furnish all such assistance and information as the Administrative Agent may reasonably require in connection therewith.  At any time and from time to time, upon the Administrative Agent’s request, such Grantor shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the accounts; provided, however, that unless a Default or an Event of Default shall have occurred and be continuing, the Administrative Agent shall request no more than one of each such report during any calendar year.

Section 5.5.                                Commodity Contracts.  Such Grantor shall not have any commodity contract other than with a Person approved by the Administrative Agent and subject to a Control Agreement.

Section 5.6.                                Delivery of Instruments and Tangible Chattel Paper and Control of Investment Property, Letter-of-Credit Rights and Electronic Chattel Paper.  (a) If any amount payable under or in connection with any Collateral owned by such Grantor shall be or become evidenced by an instrument or tangible chattel paper other than such instrument delivered in accordance with Section 5.3(a) and in the possession of the Administrative Agent, such Grantor shall mark all such instruments and tangible chattel paper with the following legend:  “This writing and the obligations evidenced or secured hereby are subject to the security interest of Citicorp North America, Inc., as Administrative Agent” and, at the request of the Administrative Agent, shall immediately deliver such instrument or tangible chattel paper to the Administrative Agent, duly indorsed in a manner satisfactory to the Administrative Agent.  The foregoing shall not apply to instruments and tangible chattel paper evidencing an amount payable of (i) less than $250,000 individually and (ii) $250,000 or greater and less than $1,000,000 individually; provided, however, that to the extent the amount of all instruments and tangible chattel paper described in clause (ii) above shall be equal to or greater than $5,000,000, the Grantors shall cause instruments and tangible chattel paper to be delivered to the Administrative Agent hereunder until the aggregate amount of all such excluded instruments and tangible chattel paper pursuant to clause (ii) is less than $5,000,000.

(b)                                 Such Grantor shall not grant “control” (within the meaning of such term under Article 9-106 of the UCC) over any investment property to any Person other than the Administrative Agent.

(c)                                  If such Grantor is or becomes the beneficiary of letters of credit that are not supporting obligations with respect to any Collateral, such Grantor shall promptly, and in any event within 2 Business Days after becoming a beneficiary, notify the Administrative Agent thereof and enter into a Contractual Obligation with the Administrative Agent, the issuers of such letters of credit or any nominated person with respect to the letter-of-credit rights under such letters of credit.  Such Contractual Obligation shall assign such letter-of-credit rights to the Administrative Agent and such assignment shall be sufficient to grant control for the purposes of Section 9-107 of the UCC (or any similar section under any equivalent UCC).  Such Contractual Obligation shall also direct all payments thereunder to a Cash Collateral Account.  The provisions of the Contractual Obligation shall be in form and substance reasonably satisfactory to the Administrative Agent.  The foregoing shall not apply to letter-of-credit rights in respect of letters of credit with a face amount of (i) less than $250,000 individually and (ii) $250,000 or greater and less than $1,000,000 individually; provided, however, that to the extent the letter-of-credit rights in respect of letters of credit excluded in clause (ii) above shall be equal to or greater than $5,000,000, the Grantors shall cause an assignment of such letter-of-credit rights to the Administrative Agent hereunder until the aggregate face amount of all such excluded letters of credit pursuant to clause (ii) is less than $5,000,000.

(d)                                 If any amount payable under or in connection with any Collateral owned by such Grantor shall be or become evidenced by electronic chattel paper, such Grantor shall take all steps necessary to grant the Administrative Agent control of all such electronic chattel paper for the purposes of Section 9-105 of the UCC (or any similar section under any equivalent UCC) and all “transferable records” as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.  The foregoing shall not apply to electronic chattel paper evidencing an amount payable of (i) less than $250,000 individually and (ii) $250,000 or greater and less than $1,000,000 individually; provided, however, that to the extent the amount of all electronic chattel paper described in clause (ii) above shall be equal to or greater than $5,000,000, the Grantors shall grant control of electronic chattel paper to the Administrative Agent hereunder until the aggregate amount of all such excluded electronic chattel paper pursuant to clause (ii) is less than $5,000,000.

Section 5.7.                                Intellectual Property.  (a) Within 30 days of the end of any fiscal quarter during which any change occurred to Schedule 6 for such Grantor, such Grantor shall provide the Administrative Agent notification thereof and the short-form intellectual property agreements and assignments as described in this Section 5.7 and other documents that the Administrative Agent reasonably requests with respect thereto.

(b)                                 Such Grantor shall (and shall cause all its licensees to) (i) (1) continue to use each Trademark included in the Material Intellectual Property in order to maintain such Trademark in full force and effect with respect to each class of goods for which such Trademark is currently used, free from any claim of abandonment for non-use, (2) maintain at least the same standards of quality of products and services offered under such Trademark as are currently maintained, (3) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Laws, (4) not adopt or use any other Trademark that is confusingly similar or a colorable imitation of such Trademark unless the Administrative Agent shall obtain a perfected security interest in such other Trademark pursuant to this Agreement and (ii) not do any act or omit to do any act whereby (w) such Trademark (or any goodwill associated therewith) may become destroyed, invalidated, impaired or harmed in any way, (x) any Patent included in the Material Intellectual Property may become forfeited, misused, unenforceable, abandoned or dedicated to the public, (y) any portion of the Copyrights included in the Material Intellectual Property may become invalidated, otherwise impaired or fall into the public domain or (z) any Trade Secret that is Material Intellectual Property may become publicly available or otherwise unprotectable.

(c)                                  Such Grantor shall notify the Administrative Agent immediately if it knows, or has reason to know, that any application or registration relating to any Material Intellectual Property may become forfeited, misused, unenforceable, abandoned or dedicated to the public, or of any adverse determination or development regarding the validity or enforceability or such Grantor’s ownership of, interest in, right to use, register, own or maintain any Material Intellectual Property (including the institution of, or any such determination or development in, any proceeding relating to the foregoing in any Applicable IP Office).  Such Grantor shall take all actions that are necessary or reasonably requested by the Administrative Agent to maintain and pursue each application (and to obtain the relevant registration or recordation) and to maintain each registration and recordation included in the Material Intellectual Property.

(d)                                 In the event that any Material Intellectual Property of such Grantor is or has been infringed, misappropriated, violated, diluted or otherwise impaired by a third party, such Grantor shall take such action as the Administrative Agent reasonably deems necessary or desirable under the circumstances in response thereto, including promptly bringing suit and recovering all damages therefor.

(e)                                  Such Grantor shall (i) execute and deliver to the Administrative Agent, in form and substance reasonably acceptable to the Administrative Agent and suitable for filing in the Applicable IP Office, the short-form intellectual property security agreements in the form attached hereto as Annex 3 for all Copyrights, Trademarks, Patents and IP Licenses of such Grantor and (ii) upon the occurrence and during the continuance of an Event of Default, record with the appropriate Internet domain name registrar a duly executed form of assignment for all Internet Domain Names of such Grantor (together with appropriate supporting documentation as may be requested by the Administrative Agent).

Section 5.8.                                Notices.  Such Grantor shall promptly notify the Administrative Agent in writing of its acquisition of any interest hereafter in property that is of a type where a security interest or lien must be or may be registered, recorded or filed under, or notice thereof given under, any federal statute or regulation; provided, however, that no such notice need be given to the extent that such property has a fair market value of (a) less than $250,000 individually or (b) $250,000 or greater and less than $1,000,000 individually; provided, further, that to the extent that the fair market value of property described in clause (b) above shall be equal to or greater than $5,000,000, the Grantors shall give notice of such property to the Administrative Agent hereunder until the aggregate amount of all such excluded property under clause (b) is less than $5,000,000.

Section 5.9.                                Notice of Commercial Tort Claims.  Such Grantor agrees that, if it shall acquire any interest in any commercial tort claim (whether from another Person or because such commercial tort claim shall have come into existence), (a) such Grantor shall, promptly upon such acquisition, deliver to the Administrative Agent, in each case in form and substance satisfactory to the Administrative Agent, a notice of the existence and nature of such commercial tort claim and a supplement to Schedule 1 containing a specific description of such commercial tort claim, (b) Section 3.1 shall apply to such commercial tort claim and (c) such Grantor shall execute and deliver to the Administrative Agent, in each case in form and substance satisfactory to the Administrative Agent, any document, and take all other action, deemed by the Administrative Agent to be reasonably necessary or desirable for the Administrative Agent to obtain, on behalf of the Lenders, a perfected security interest having at least the priority set forth in Section 4.2 in all such commercial tort claims.  Any supplement to Schedule 1 delivered pursuant to this Section 5.9 shall, after the receipt thereof by the Administrative Agent, become part of Schedule 1 for all purposes hereunder other than in respect of representations and warranties made prior to the date of such receipt.  The foregoing shall not apply to commercial tort claims valued at (i) less than $250,000 individually and (ii) $250,000 or greater and less than $1,000,000 individually; provided, however, that to the extent the aggregate amount of all commercial tort claims described in clause (ii) above shall be equal to or greater than $5,000,000, the Grantors shall cause the perfection of the Administrative Agent’s security interest in such commercial tort claims as set forth above until the aggregate amount of all such excluded commercial tort claims pursuant to clause (ii) is less than $5,000,000.

Section 5.10.                         Compliance with Credit Agreement.  Such Grantor agrees to comply with all covenants and other provisions applicable to it under the Credit Agreement, including, without limitation, Sections 3.01 (Taxes), 10.04 (Attorney Costs, Expenses and Taxes) and 10.05 (Indemnification by the Borrower) of the Credit Agreement and agrees to the same submission to jurisdiction as that agreed to by Holdings and the Borrower in the Credit Agreement.

ARTICLE VI

REMEDIAL PROVISIONS

Section 6.1.                                Code and Other Remedies.  (a) UCC Remedies.  Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to any Secured Obligation, all rights and remedies of a secured party under the UCC or any other applicable Law.

(b)                                 Disposition of Collateral.  Without limiting the generality of the foregoing, the Administrative Agent may, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by Law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), upon the occurrence and during the continuance of an Event of Default, (i) enter upon the premises where any Collateral is located, without any obligation to pay rent, through self-help, without judicial process, without first obtaining a final judgment or giving any Grantor or any other Person notice or opportunity for a hearing on the Administrative Agent’s claim or action, (ii) collect, receive, appropriate and realize upon any Collateral and (iii) Dispose of, grant option or options to purchase and deliver any Collateral (enter into Contractual Obligations to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk.  The Administrative Agent shall have the right, upon any such public sale or sales and, to the extent permitted by the UCC and other applicable Laws, upon any such private sale, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption of any Grantor, which right or equity is hereby waived and released.

(c)                                  Management of the Collateral.  Each Grantor further agrees, that, upon the occurrence and during the continuance of any Event of Default, (i) at the Administrative Agent’s request, it shall assemble the Collateral and make it available to the Administrative Agent at places that the Administrative Agent shall reasonably select, whether at such Grantor’s premises or elsewhere, (ii) without limiting the foregoing, the Administrative Agent also has the right to require that each Grantor store and keep any Collateral pending further action by the Administrative Agent and, while any such Collateral is so stored or kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain such Collateral in good condition, (iii) until the Administrative Agent is able to Dispose of any Collateral, the Administrative Agent shall have the right to hold or use such Collateral to the extent that it deems necessary or desirable for the purpose of preserving the Collateral or its value or for any other purpose deemed necessary or desirable by the Administrative Agent and (iv) the Administrative Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of any Collateral and to enforce any of the Administrative Agent’s remedies (for the benefit of the Secured Parties), with respect to such appointment without prior notice or hearing as to such appointment.  The Administrative Agent shall not have any obligation to any Grantor to maintain or preserve the rights of any Grantor as against third parties with respect to any Collateral while such Collateral is in the possession of the Administrative Agent.

(d)                                 Application of Proceeds.  The Administrative Agent shall apply the cash proceeds of any action taken by it pursuant to this Section 6.1, after deducting all costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and any other Secured Party hereunder, including attorneys’ fees and disbursements, to the payment in whole or in part of the Secured Obligations, as set forth in the Credit Agreement, and only after such application and after the payment by the Administrative Agent of any other amount required by any Laws, need the Administrative Agent account for the surplus, if any, to any Grantor.

(e)                                  Direct Obligation.  Neither the Administrative Agent nor any other Secured Party shall be required to make any demand upon, or pursue or exhaust any right or remedy against, any Grantor, any other Loan Party or any other Person with respect to the payment of the Obligations or to pursue or exhaust any right or remedy with respect to any Collateral therefor or any direct or indirect guaranty thereof.  All of the rights and remedies of the Administrative Agent and any other Secured Party under any Loan Document shall be cumulative, may be exercised individually or concurrently and not exclusive of any other rights or remedies provided by any Laws.  To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Administrative Agent or any Lender, any valuation, stay, appraisement, extension, redemption or similar Laws and any and all rights or defenses it may have as a surety, now or hereafter existing, arising out of the exercise by them of any rights hereunder.  If any notice of a proposed sale or other Disposition of any Collateral shall be required by Law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

(f)                                    Commercially Reasonable.  To the extent that applicable Laws impose duties on the Administrative Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is not commercially unreasonable for the Administrative Agent to do any of the following:

(i)                                     fail to incur significant costs, expenses or other Liabilities reasonably deemed as such by the Administrative Agent to prepare any Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition;

(ii)                                  fail to obtain Permits, or other consents, for access to any Collateral to be Disposed of or for the collection or Disposition of any Collateral, or, if not required by other Laws, fail to obtain Permits or other consents for the collection or Disposition of any Collateral;

(iii)                               fail to exercise remedies against account debtors or other Persons obligated on any Collateral or to remove Liens on any Collateral or to remove any adverse claims against any Collateral;

(iv)                              advertise dispositions of any Collateral through publications or media of general circulation, whether or not such Collateral is of a specialized nature or to contact other Persons, whether or not in the same business as any Grantor, for expressions of interest in acquiring any such Collateral;

(v)                                 exercise collection remedies against account debtors and other Persons obligated on any Collateral, directly or through the use of collection agencies or other collection specialists, hire one or more professional auctioneers to assist in the disposition of any Collateral, whether or not such Collateral is of a specialized nature or, to the extent deemed necessary or desirable by the Administrative Agent, obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Administrative Agent in the collection or disposition of any Collateral, or utilize Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets to dispose of any Collateral;

(vi)                              dispose of assets in wholesale rather than retail markets;

(vii)                           disclaim disposition warranties, such as title, possession or quiet enjoyment; or

(viii)                        purchase insurance or credit enhancements to insure the Administrative Agent against risks of loss, collection or disposition of any Collateral or to provide to the Administrative Agent a guaranteed return from the collection or disposition of any Collateral.

Each Grantor acknowledges that the purpose of this Section 6.1 is to provide a non-exhaustive list of actions or omissions that are commercially reasonable when exercising remedies against any Collateral and that other actions or omissions by the Secured Parties shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 6.1.  Without limitation upon the foregoing, nothing contained in this Section 6.1 shall be construed to grant any rights to any Grantor or to impose any duties on the Administrative Agent that would not have been granted or imposed by this Agreement or by applicable Laws in the absence of this Section 6.1.

(g)                                 IP Licenses.  For the purpose of enabling the Administrative Agent to exercise rights and remedies under this Section 6.1 (including in order to take possession of, collect, receive, assemble, process, appropriate, remove, realize upon, Dispose of or grant options to purchase any Collateral) at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Administrative Agent, for the benefit of the Secured Parties, (i) an irrevocable, nonexclusive, worldwide license (exercisable without payment of royalty or other compensation to such Grantor), including in such license the right to sublicense, use and practice any Intellectual Property now owned or hereafter acquired by such Grantor and access to all media in which any of the licensed items may be recorded or stored and to all Software and programs used for the compilation or printout thereof and (ii) an irrevocable license (without payment of rent or other compensation to such Grantor) to use, operate and occupy all real property owned, operated, leased, subleased or otherwise occupied by such Grantor.

Section 6.2.                                Accounts and Payments in Respect of General Intangibles.  (a) In addition to, and not in substitution for, any similar requirement in the Credit Agreement, if required by the Administrative Agent at any time following the occurrence and during the continuance of an Event of Default, any payment of accounts or payment in respect of general intangibles, when collected by any Grantor, shall be promptly (and, in any event, within 2 Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Administrative Agent, in a Cash Collateral Account, subject to withdrawal by the Administrative Agent as provided in Section 6.4.  Until so turned over, such payment shall be held by such Grantor in trust for the Administrative Agent, segregated from other funds of such Grantor.  Each such deposit of proceeds of accounts and payments in respect of general intangibles shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

(b)                                 At any time following the occurrence and during the continuance of an Event of Default:

(i)                                     each Grantor shall, upon the Administrative Agent’s request, deliver to the Administrative Agent all original and other documents evidencing, and relating to, the Contractual Obligations and transactions that gave rise to any account or any payment in respect of general intangibles, including all original orders, invoices and shipping receipts and notify account debtors that the accounts or general intangibles have been collaterally assigned to the Administrative Agent and that payments in respect thereof shall be made directly to the Administrative Agent;

(ii)                                  the Administrative Agent may, without notice, at any time following the occurrence and during the continuance of an Event of Default, limit or terminate the authority of a Grantor to collect its accounts or amounts due under general intangibles or any thereof and, in its own name or in the name of others, communicate with account debtors to verify with them to the Administrative Agent’s satisfaction the existence, amount and terms of any account or amounts due under any general intangible.  In addition, the Administrative Agent may at any time enforce such Grantor’s rights against such account debtors and obligors of general intangibles; and

(iii)                               each Grantor shall take all actions, deliver all documents and provide all information necessary or reasonably requested by the Administrative Agent to ensure any Internet Domain Name is registered.

(c)                                  Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each account and each payment in respect of general intangibles to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto.  No Secured Party shall have any obligation or liability under any agreement giving rise to an account or a payment in respect of a general intangible by reason of or arising out of any Loan Document or the receipt by any Secured Party of any payment relating thereto, nor shall any Secured Party be obligated in any manner to perform any obligation of any Grantor under or pursuant to any agreement giving rise to an account or a payment in respect of a general intangible, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

Section 6.3.                                Pledged Collateral.  (a) Voting Rights.  Upon the occurrence and during the continuance of an Event of Default, upon notice by the Administrative Agent to the relevant Grantor or Grantors, the Administrative Agent or its nominee may exercise (A) any voting, consent, corporate and other right pertaining to the Pledged Collateral at any meeting of shareholders, partners or members, as the case may be, of the relevant issuer or issuers of Pledged Collateral or otherwise and (B) any right of conversion, exchange and subscription and any other right, privilege or option pertaining to the Pledged Collateral as if it were the absolute owner thereof (including the right to exchange at its discretion any Pledged Collateral upon the merger, amalgamation, consolidation, reorganization, recapitalization or other fundamental change in the corporate or equivalent structure of any issuer of Pledged Equity, the right to deposit and deliver any Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it; provided, however, that the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(b)                                 Proxies.  In order to permit the Administrative Agent to exercise the voting and other consensual rights that it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions that it may be entitled to receive hereunder, (i) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Administrative Agent all such proxies, dividend payment orders and other instruments as the Administrative Agent may from time to time reasonably request and (ii) without limiting the effect of clause (i) above, such Grantor hereby grants to the Administrative Agent an irrevocable proxy to vote all or any part of the Pledged Collateral and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Collateral would be entitled (including giving or withholding written consents of shareholders, partners or members, as the case may be, calling special meetings of shareholders, partners or members, as the case may be, and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Collateral on the record books of the issuer thereof) by any other person (including the issuer of such Pledged Collateral or any officer or agent thereof) upon the occurrence and during the continuance of an Event of Default and which proxy shall only terminate upon the payment in full of the Secured Obligations.

(c)                                  Authorization of Issuers.  Each Grantor hereby expressly irrevocably authorizes and instructs, without any further instructions from such Grantor, each issuer of any Pledged Collateral pledged hereunder by such Grantor to (i) comply with any instruction received by it from the Administrative Agent in writing that states that an Event of Default has occurred and is continuing and is otherwise in accordance with the terms of this Agreement and each Grantor agrees that such issuer shall be fully protected from Liabilities to such Grantor in so complying and (ii) unless otherwise expressly permitted hereby, pay any dividend or make any other payment with respect to the Pledged Collateral directly to the Administrative Agent.

Section 6.4.                                Proceeds to be Turned over to and Held by Administrative Agent.  Unless otherwise expressly provided in the Credit Agreement or this Security Agreement, upon the occurrence and during the continuance of an Event of Default, all proceeds of any Collateral received by any Grantor hereunder in cash or Cash Equivalents shall be held by such Grantor in trust for the Administrative Agent and the other Secured Parties, segregated from other funds of such Grantor, and shall, promptly upon receipt by any Grantor, be turned over to the Administrative Agent in the exact form received (with any necessary endorsement).  All such proceeds of Collateral and any other proceeds of any Collateral received by the Administrative Agent in cash or Cash Equivalents shall be held by the Administrative Agent in a Cash Collateral Account.  All proceeds being held by the Administrative Agent in a Cash Collateral Account (or by such Grantor in trust for the Administrative Agent) shall continue to be held as collateral security for the Secured Obligations and shall not constitute payment thereof until applied as provided in the Credit Agreement.

Section 6.5.                                Deficiency.  Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other Disposition of any Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorney employed by the Administrative Agent or any other Secured Party to collect such deficiency.

ARTICLE VII

THE ADMINISTRATIVE AGENT

Section 7.1.                                Administrative Agent’s Appointment as Attorney-in-Fact.  (a) Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any Related Party thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of the Loan Documents, to take any action and execute any document or instrument, in each case, that may be necessary or desirable to accomplish the purposes of the Loan Documents.  Without limiting the generality of the foregoing, upon the occurrence and during the continuance of, in the case of 7.1(a)(i), (iii), (iv) and (v), an Event of Default, and in the case of 7.1(a)(ii), a Default or an Event of Default, each Grantor hereby gives the Administrative Agent and its Related Parties the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any of the following:

(i)                                     in the name of such Grantor, in its own name or otherwise, take possession of and indorse and collect any check, draft, note, acceptance or other instrument for the payment of moneys due under any account or general intangible or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of Law or equity or otherwise deemed necessary or desirable by the Administrative Agent for the purpose of collecting any such moneys due under any account or general intangible or with respect to any other Collateral whenever payable;

(ii)                                  in the case of any Intellectual Property owned by or licensed to the Grantors, execute, deliver and have recorded any document that the Administrative Agent may request to evidence, effect, publicize or record the Administrative Agent’s security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

(iii)                               pay or discharge taxes (to the extent delinquent) and Liens levied or placed on or threatened against any Collateral, effect any repair or pay any insurance (to the extent delinquent) called for by the terms of the Credit Agreement (including all or any part of the premiums therefor and the costs thereof);

(iv)                              execute, in connection with any Disposition provided for in Section 6.1, any document necessary or desirable to effect or evidence (or otherwise in relation to) the Disposition of any Collateral; or

(v)                                 (A) direct any party liable for any payment under any Collateral to make payment of any moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct, (B) ask or demand for, and collect and receive payment of and receipt for, any moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral, (C) sign and indorse any invoice, freight or express bill, bill of lading, storage or warehouse receipt, draft against debtors, assignment, verification, notice and other document in connection with any Collateral, (D) commence and prosecute any suit, action or proceeding at Law or in equity in any court of competent jurisdiction to collect any Collateral and to enforce any other right in respect of any Collateral, (E) defend any actions, suits, proceedings, audits, claims, demands, orders or disputes brought against such Grantor with respect to any Collateral, (F) settle, compromise or adjust any such actions, suits, proceedings, audits, claims, demands, orders or disputes and, in connection therewith, give such discharges or releases as the Administrative Agent may deem necessary or desirable, (G) assign any Intellectual Property owned by the Grantors or any IP Licenses of the Grantors throughout the world on such terms and conditions and in such manner as the Administrative Agent shall in its sole discretion determine, including the execution and filing of any document necessary to effectuate or record such assignment and (H) generally, Dispose of, grant a Lien on, make any Contractual Obligation with respect to and otherwise deal with, any Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes and do, at the Administrative Agent’s option, at any time or from time to time, all acts and things that the Administrative Agent deems necessary to protect, preserve or realize upon any Collateral and the Secured Parties’ security interests therein and to effect the intent of the Loan Documents, all as fully and effectively as such Grantor might do.

(b)                                 If any Grantor fails to perform or comply with any Contractual Obligation contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such Contractual Obligation.

(c)                                  The expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate set forth in Section 2.08 (Interest) of the Credit Agreement, from the date of payment by the Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Administrative Agent on demand.

(d)                                 Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue of this Section 7.1.  All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

Section 7.2.                                Authorization to File Financing Statements.  Each Grantor authorizes the Administrative Agent and its Related Parties, at any time and from time to time, to file or record financing statements, amendments thereto, and other filing or recording documents or instruments with respect to any Collateral in such form and in such offices as the Administrative Agent reasonably determines necessary or desirable to perfect the security interests of the Administrative Agent under this Agreement, and such financing statements and amendments may described the Collateral covered thereby as “all assets of the debtor”.  A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.  Such Grantor also hereby ratifies its authorization for the Administrative Agent to have filed any initial financing statement or amendment thereto under the UCC (or other similar Laws) in effect in any jurisdiction if filed prior to the date hereof.

Section 7.3.                                Authority of Administrative Agent.  Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the other Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation or entitlement to make any inquiry respecting such authority.

Section 7.4.                                Duty; Obligations and Liabilities.  (a) Duty of Administrative Agent.  The Administrative Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account.  The powers conferred on the Administrative Agent hereunder are solely to protect the Administrative Agent’s interest in the Collateral and shall not impose any duty upon the Administrative Agent to exercise any such powers.  The Administrative Agent shall be accountable only for amounts that it receives as a result of the exercise of such powers, and neither it nor any of its Related Parties shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.  In addition, the Administrative Agent shall not be liable or responsible for any loss or damage to any Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehousemen, carrier, forwarding agency, consignee or other bailee if such Person has been selected by the Administrative Agent in good faith.

(b)                                 Obligations and Liabilities with respect to Collateral.  No Secured Party and no Related Party thereof shall be liable for failure to demand, collect or realize upon any Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to any Collateral.  The powers conferred on the Administrative Agent hereunder shall not impose any duty upon any other Secured Party to exercise any such powers.  The other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their respective officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

ARTICLE VIII

MISCELLANEOUS

Section 8.1.                                Florida Guarantors.  Certain Guarantors are securing their Guaranteed Obligations under this Agreement by, among other things, granting mortgages on real property in the State of Florida, and all required Florida documentary stamp tax is being paid upon the recording of such mortgages.

Section 8.2.                                Reinstatement.  Each Grantor agrees that, if any payment made by any Loan Party or other Person and applied to the Secured Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of any Collateral are required to be returned by any Secured Party to such Loan Party, its estate, trustee, receiver or any other party, including any Grantor, under any bankruptcy Law, state or federal Law, common Law or equitable cause, then, to the extent of such payment or repayment, any Lien or other Collateral securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made.  If, prior to any of the foregoing, (a) any Lien or other Collateral securing such Grantor’s liability hereunder shall have been released or terminated by virtue of the foregoing or (b) any provision of the Guaranty hereunder shall have been terminated, cancelled or surrendered, such Lien, other Collateral or provision shall be reinstated in full force and effect and such prior release, termination, cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of any such Grantor in respect of any Lien or other Collateral securing such obligation or the amount of such payment.

Section 8.3.                                Release of Collateral.  (a) At the time contemplated by clause (a)(i) of Section 9.08 (Collateral and Guaranty Matters) of the Credit Agreement, the Collateral shall be released from the Lien created hereby and all right, interest and title of the Administrative Agent and the Secured Parties in such Collateral shall be re-assigned and re-transferred to the Grantors and this Agreement and all obligations of the Administrative Agent and each Grantor hereunder shall terminate (other than those expressly stated to survive such termination), all without the delivery of any instrument or the performance of any act by any party.  In furtherance of the foregoing, upon such release and termination, each Grantor is hereby authorized to file, record or deliver such satisfactions of mortgage, UCC-3 financing statements, releases of intellectual property security agreements (in the form attached hereto as Annex 4), and all other release or termination documentation evidencing the release of the Liens and the termination of this Agreement and the other Loan Documents at such time.

(b)                                 If the Administrative Agent shall be permitted pursuant to clause (a)(ii) of Section 9.08 of the Credit Agreement to release any Lien on any Collateral, then upon the request of the Borrower, such Collateral shall be released from the Lien created hereby and all right, interest and title of the Administrative Agent and the Secured Parties in such Collateral shall be re-assigned and re-transferred to such Grantor, in each case, to the extent provided under the Credit Agreement and subject to the terms and conditions set forth therein.

(c)                                  If the Administrative Agent shall be directed or permitted pursuant to clause (a)(iii) or (a)(iv) of Section 9.08 of the Credit Agreement to release any Lien on any Collateral and/or any Grantor from its obligations hereunder, then upon the request of the Borrower, such Collateral shall be released from the Lien created hereby and/or such Grantor shall be released from its obligations hereunder, in each case, to the extent provided in a direction from the Required Lenders or under the Credit Agreement (as applicable) and subject to the terms and conditions set forth therein.

At the request of any Grantor following any release or termination described in this Section 8.3, the Administrative Agent (or other applicable Agent) shall, at the sole expense of such Grantor, deliver to such Grantor any Collateral owned by such Grantor that is held by the Administrative Agent (or other applicable Agent) and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such release or termination, in each case, without any representation or warranty of any kind by, or recourse to, the Agents, the Lenders or any Secured Party.

Section 8.4.                                Independent Obligations.  The obligations of each Grantor hereunder are independent of and separate from the Secured Obligations and the Guaranteed Obligations.  If any Secured Obligation or Guaranteed Obligation is not paid when due, or upon any Event of Default, the Administrative Agent may, at its sole election, proceed directly and at once, without notice, against any Grantor and any Collateral to collect and recover the full amount of any Secured Obligation or Guaranteed Obligation then due, without first proceeding against any other Grantor, any other Loan Party or any other Collateral and without first joining any other Grantor or any other Loan Party in any proceeding.

Section 8.5.                                No Waiver by Course of Conduct.  No Secured Party shall by any act (except by a written instrument pursuant to Section 8.6), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default.  No failure to exercise, nor any delay in exercising, on the part of any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof.  No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  A waiver by any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that such Secured Party would otherwise have on any future occasion.

Section 8.6.                                Amendments in Writing.  None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 10.01 of the Credit Agreement; provided, however, that annexes to this Agreement may be supplemented (but no existing provisions may be modified and no Collateral may be released) through Pledge Amendments and Joinder Agreements, in substantially the form of Annex 1 and Annex 2, respectively, in each case duly executed by the Administrative Agent and each Grantor directly affected thereby.

Section 8.7.                                Additional Grantors; Additional Pledged Collateral.  (a) Joinder Agreements.  If, at the option of the Borrower or as required pursuant to Section 6.12 of the Credit Agreement, the Borrower shall cause any Subsidiary that is not a Grantor to become a Grantor hereunder, such Subsidiary shall execute and deliver to the Administrative Agent a Joinder Agreement substantially in the form of Annex 2 and shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Grantor party hereto on the Closing Date.

(b)                                 Pledge Amendments.  To the extent any Pledged Collateral has not been delivered as of the Closing Date, such Grantor shall deliver a pledge amendment duly executed by the Grantor in substantially the form of Annex 1 (each, a “Pledge Amendment”).  Such Grantor authorizes the Administrative Agent to attach each Pledge Amendment to this Agreement.

Section 8.8.                                Notices.  All notices, requests and demands to or upon the Administrative Agent or any Grantor hereunder shall be effected in the manner provided for in Section 10.02 of the Credit Agreement; provided, however, that any such notice, request or demand to or upon any Grantor shall be addressed to the Borrower’s notice address set forth in such Section 10.02.

Section 8.9.                                Successors and Assigns.  This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of each Secured Party and their successors and assigns; provided, however, that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

Section 8.10.                         Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery by telecopier of an executed counterpart of a signature page to this Agreement shall be as effective as delivery of an original executed counterpart of this Agreement.  The Agents may also require that any such documents and signatures delivered by telecopier be confirmed by a manually signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier.

Section 8.11.                         Severability.  If any provision of this Agreement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 8.12.                         Governing Law.

(a)          THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT (OTHER THAN ANY LOAN DOCUMENT EXPRESSLY GOVERNED BY THE LAWS OF ANOTHER JURISDICTION) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES EXCEPT AS SET FORTH IN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

(b)         ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY IN THE BOROUGH OF MANHATTAN OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GRANTOR AND THE ADMINISTRATIVE AGENT (“EACH PARTY”) CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS.  EACH PARTY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO.

Section 8.13.                         Waiver of Jury Trial.  EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 8.13 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Section 8.14.                         Mexico Pledged Equity.  Notwithstanding anything to the contrary contained herein, subject to Section 8.11, with respect to the Mexico Pledged Equity, solely to the extent any term or provision of this Agreement conflicts with and/or contradicts the terms and provisions of the applicable Mexico Pledge Agreement or the applicable Laws of Mexico, as the case may be, the relevant terms and provisions of the Mexico Pledge Agreement shall govern; provided, however, that each Grantor, including ClubCorp Mexico, Inc., shall comply with any term or provision of this Agreement that is in addition to, but not conflicting with or contradictory to the terms and provisions of the applicable Mexico Pledge Agreements or the applicable Laws of Mexico, as the case may be, in all respects.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the undersigned has caused this Guaranty and Security Agreement to be duly executed and delivered as of the date first above written.

CLUBCORP CLUB OPERATIONS, INC.,
as Grantor

By:	/s/ Ingrid J.Keiser
Name: Ingrid J.Keiser
Title: Secretary

CCA CLUB OPERATIONS HOLDINGS, LLC,
as Grantor

By:	/s/ Ingrid J.Keiser
Name: Ingrid J.Keiser
Title: Secretary

CLUBCORP USA, INC.,
as Grantor

By:	/s/ Ingrid J.Keiser
Name: Ingrid J.Keiser
Title: Secretary

[SIGNATURE PAGE TO GUARANTY AND SECURITY AGREEMENT]

CLUBCORP MEZZANINE BORROWER, LLC,
as Grantor

By:	/s/ Ingrid J.Keiser
Name: Ingrid J.Keiser
Title: Secretary

CCA MEZZANINE HOLDCO, LLC,
as Grantor

By:	/s/ Ingrid J.Keiser
Name: Ingrid J.Keiser
Title: Secretary

CLUBCORP MORTGAGE BORROWER, LLC,
as Grantor

By:	/s/ Ingrid J.Keiser
Name: Ingrid J.Keiser
Title: Secretary

CCA GOLF COURSE HOLDCO, LLC,
as Grantor

By:	/s/ Ingrid J.Keiser
Name: Ingrid J.Keiser
Title: Secretary

[SIGNATURE PAGE TO GUARANTY AND SECURITY AGREEMENT]

GRANTORS:

191 ATHLETIC CLUB MANAGEMENT COMPANY, LLC
191 CC OPERATING CO., LLC
AKRON MANAGEMENT CORP.
ALISO VIEJO GOLF CLUB JOINT VENTURE
ANTHEM GOLF, LLC
APRIL SOUND MANAGEMENT CORP.
ASPEN GLEN GOLF CLUB MANAGEMENT COMPANY
ATHLETIC CLUB AT THE EQUITABLE CENTER, INC.
AZ CLUB, LLC
BARTON CREEK RESORT & CLUBS, INC.
BAY OAKS COUNTRY CLUB, INC.
BLUEGRASS CLUB, LLC
BROOKHAVEN COUNTRY CLUB, INC.
CAPITAL CITY CLUB OF MONTGOMERY, INC.
CAPITAL CITY CLUB OF RALEIGH, INC.
CENTRE CLUB, INC.
CITRUS CLUB, INC.
CITY CLUB OF WASHINGTON, INC.
CLUB AT BOSTON COLLEGE, INC.
CLUB LE CONTE, INC.
COLUMBIA CAPITAL CITY CLUB CORP.
COLUMBIA TOWER CLUB, INC.
COUNTRYSIDE COUNTRY CLUB, INC.
CURRITUCK GOLF, LLC
DALLAS TOWER CLUB, INC.
DAYTON RACQUET CLUB, INC.
DEBARY MANAGEMENT CORP.
DIAMANTE’ GOLF CLUB PARTNERS, INC.
DIAMANTE’ GOLF CLUB MANAGEMENT, INC.
DIAMOND RUN CLUB, INC.
EMPIRE RANCH, LLC
FAIR OAKS CLUB CORP.
FARMS OF NEW KENT MANAGEMENT, LLC
FFFC GOLF ACQUISITIONS, L.L.C.
FIRST CITY CLUB MANAGEMENT, INC.
FORT BEND ACQUISITION CORP.

By:	/s/ Ingrid J.Keiser
Name: Ingrid J. Keiser
Title: Secretary

[Signature Page to Guaranty and Security Agreement]

GCC ASSET MANAGEMENT, INC.
GLENDALE MANAGEMENT CORP.
GLENDALE RACQUET CLUB, INC.
GP BEAR’S BEST ATLANTA, INC.
GRANCH GOLF CLUB, INC.
GREENBRIER COUNTRY CLUB, INC.
GREENSPOINT CLUB, INC.
HACKBERRY CREEK COUNTRY CLUB, INC.
HAILE PLANTATION MANAGEMENT CORP.
HARBOUR CLUB OF CHARLESTON, INC.
HEARTHSTONE COUNTRY CLUB, INC.
HILL COUNTRY GOLF, INC.
HILLS II OF LAKEWAY, INC.
HOUSTON CITY CLUB, INC.
HPG, L.C.
HUNTER’S GREEN ACQUISITION CORP.
INDIGO RUN ASSET CORP.
IRVING CLUB ACQUISITION CORP.
KINGWOOD COUNTRY CLUB, INC.
KNOLLWOOD COUNTRY CLUB, INC.
LA CIMA CLUB, INC.
LAKEWAY CLUBS, INC.
LAUREL SPRINGS HOLDCO, LLC
LIONSGATE GOLF CLUB, INC.
MAC CLUB, LLC
MANAGEMENT COMPANY FOR EAGLE RIDGE AND THE PRESERVE
MANAGER FOR CCHH, INC.
MASTER CLUB, INC.
MEMORIAL STADIUM CLUB MANAGEMENT CORP.
MEMPHIS CITY CLUB, INC.
MH VILLAS, INC.
MONARCH EP MANAGEMENT CORP.

By:	/s/ Ingrid J.Keiser
Name: Ingrid J. Keiser
Title: Secretary

[Signature Page to Guaranty and Security Agreement]

NASHVILLE CLUB MANAGEMENT, INC.
NEW ENGLAND COUNTRY CLUB MANAGEMENT, INC.
NORTHWOOD MANAGEMENT CORP.
OAK POINTE COUNTRY CLUB, INC.
OAKMONT MANAGEMENT CORP.
OPERATIONS COMPANY FOR HOMESTEAD, INC.
OWNERS CLUB ASSET COMPANY
PIEDMONT CLUB, INC.
PIEDMONT GOLFERS’ CLUB, LLC
PYRAMID CLUB MANAGEMENT, INC.
QUAIL HOLLOW MANAGEMENT, INC.
QUEENS HARBOUR CORPORATION
RENAISSANCE CLUB, INC.
RICHARDSON COUNTRY CLUB CORP.
RIVER CREEK COUNTRY CLUB, INC.
RIVERS CLUB, INC.
SHADY VALLEY MANAGEMENT CORP.
SHOREBY CLUB MANAGEMENT, INC.
SILVER LAKE MANAGEMENT CORP.
SKYLINE CLUB, INC.
SOCIETY MANAGEMENT, INC.
SOUTHERN TRACE COUNTRY CLUB OF SHREVEPORT, INC.
STONEBRIAR MANAGEMENT CORP.
STONEHENGE CLUB, INC.
TAMPA PALMS CLUB, INC.
THE 191 CLUB, INC.
THE BUCKHEAD CLUB, INC.
THE CLUB AT CIMARRON, INC.
THE CLUB AT SOCIETY CENTER, INC.
THE COMMERCE CLUB, INC.
THE DOWNTOWN CLUB, INC.
THE MANAGER OF THE OWNER’S CLUB, INC.
THE METROPOLITAN CLUB OF CHICAGO, INC.
THE OWNER’S CLUB, INC.
THE OWNER’S CLUB OF SOUTH CAROLINA, L.L.C.
THE PLAZA CLUB OF SAN ANTONIO, INC.
THE SUMMIT CLUB, INC.

By:	/s/ Ingrid J.Keiser
Name: Ingrid J. Keiser
Title: Secretary

[Signature Page to Guaranty and Security Agreement]

THE UNIVERSITY CLUB, INC.
TIMARRON GOLF CLUB, INC.
TOWER CITY CLUB OF VIRGINIA, INC.
TOWER CLUB OF DALLAS, INC.
TOWER CLUB, INC.
TOWN POINT CLUB, INC.
TREESDALE COUNTRY CLUB, INC.
UMASS CLUB MANAGEMENT, LLC
UNC ALUMNI CLUB MANAGEMENT, INC.
UNIVERSITY CLUB MANAGEMENT CO., INC.
UNIVERSITY CLUB, INC.
WALNUT CREEK MANAGEMENT CORPORATION
WEST PARK CLUB, INC.
WESTLAKE CITY CLUB, INC.
WILDFLOWER COUNTRY CLUB, INC.
WILLOW CREEK MANAGEMENT, INC.
WOODSIDE PLANTATION COUNTRY CLUB, INC.

By:	/s/ Ingrid J.Keiser
Name: Ingrid J. Keiser
Title: Secretary

[Signature Page to Guaranty and Security Agreement]

CLUBCORP AIRWAYS GOLF, INC.
CLUBCORP ALISO VIEJO HOLDING CORP.
CLUBCORP ASIA INVESTMENTS, INC.
CLUBCORP AVEN HOLDINGS, INC.
CLUBCORP BRAEMAR COUNTRY CLUB, INC.
CLUBCORP BUNKER HILL CLUB, INC.
CLUBCORP BUYING SERVICES, INC.
CLUBCORP CANYON CREST COUNTRY CLUB, INC.
CLUBCORP CENTER CLUB, INC.
CLUBCORP COTO PROPERTY HOLDINGS, INC.
CLUBCORP CROW CANYON MANAGEMENT CORP.
CLUBCORP DESERT FALLS COUNTRY CLUB, INC.
CLUBCORP FINANCIAL MANAGEMENT COMPANY
CLUBCORP GCL CORPORATION
CLUBCORP GEN PAR OF TEXAS, L.L.C.
CLUBCORP GOLF OF CALIFORNIA, L.L.C.
CLUBCORP GOLF OF FLORIDA, L.L.C.
CLUBCORP GOLF OF NORTH CAROLINA, L.L.C.
CLUBCORP GRANITE BAY MANAGEMENT, INC.
CLUBCORP GRAPHICS, INC.
CLUBCORP HAMLET, LLC
CLUBCORP INTERNATIONAL, INC.
CLUBCORP IW GOLF CLUB, INC.
CLUBCORP MANAGEMENT COMPANY FOR STONE CREEK, LLC
CLUBCORP MEXICO, INC.
CLUBCORP MISSION HILLS COUNTRY CLUB, INC.
CLUBCORP PORTER VALLEY COUNTRY CLUB, INC.
CLUBCORP PUBLICATIONS, INC.
CLUBCORP SAN JOSE CLUB, INC.
CLUBCORP SHADOW RIDGE GOLF CLUB, INC.
CLUBCORP SPRING VALLEY LAKE COUNTRY CLUB, INC.
CLUBCORP SYMPHONY TOWERS CLUB, INC.
CLUBCORP TEAL BEND GOLF CLUB, INC.
CLUBCORP TTC, LLC
CLUBCORP TURKEY CREEK GOLF CLUB, INC.
CLUBCORP WILLOW CREEK, LLC
CLUBCORP WIND WATCH, LLC

By:	/s/ Ingrid J.Keiser
Name: Ingrid J. Keiser
Title: Secretary

[Signature Page to Guaranty and Security Agreement]

THE OWNERS CLUB AT HILTON HEAD, L.P.

By: The Owner’s Club of South Carolina, L.L.C.,
as general partner

By:	/s/ Ingrid J.Keiser
Name: Ingrid J. Keiser
Title: Secretary

CLUBCORP GOLF OF GEORGIA, L.P.

CLUBCORP GOLF OF TEXAS, L.P.

By: ClubCorp Gen Par of Texas, L.L.C.,
as general partner

By:	/s/ Ingrid J.Keiser
Name: Ingrid J. Keiser
Title: Secretary

CANYON GATE AT LAS VEGAS, INC.

GP BEAR’S BEST LAS VEGAS, INC.

By:	/s/ Eric L. Affeldt
Name: Eric L. Affeldt
Title: President

[Signature Page to Guaranty and Security Agreement]

CLUBCORP - ASIA

By:	/s/ Ingrid J.Keiser
Name: Ingrid J. Keiser
Title: Secretary

[Signature Page to Guaranty and Security Agreement]

ACCEPTED AND AGREED

as of the date first above written:

CITICORP NORTH AMERICA, INC.

as Administrative Agent

By:	/s/ Ana E. Rosu
Name:	Ana E. Rosu
Title:	Authorized Signatory

[Signature Page to Guaranty and Security Agreement]

ANNEX 1

TO

GUARANTY AND SECURITY AGREEMENT(1)

FORM OF PLEDGE AMENDMENT

This PLEDGE AMENDMENT, dated as of                          , 20    , is delivered pursuant to Section 8.6 of the Guaranty and Security Agreement, dated as of November 30, 2010, by Clubcorp, Inc., a Delaware corporation (the “Borrower”), the undersigned Grantor and the other Affiliates of the Borrower from time to time party thereto as Grantors in favor of Citicorp North America, Inc., as administrative agent and collateral agent for the Secured Parties referred to therein (the “Guaranty and Security Agreement”).  Capitalized terms used herein without definition are used as defined in the Guaranty and Security Agreement.

The undersigned hereby agrees that this Pledge Amendment may be attached to the Guaranty and Security Agreement and that the Pledged Collateral listed on Schedule 1 to this Pledge Amendment shall be and become part of the Collateral referred to in the Guaranty and Security Agreement and shall secure all Obligations of the undersigned.

The undersigned hereby represents and warrants that each of the representations and warranties contained in Article IV of the Guaranty and Security Agreement is true and correct as of the date hereof as if made on and as of such date.

[GRANTOR]

By:
Name:
Title:

To be used for pledge of Additional Pledged Collateral by existing Grantor.

GUARANTY AND SECURITY AGREEMENT

CLUBCORP, INC.

A1-1

Schedule 1

PLEDGED EQUITY

ISSUER	CLASS	CERTIFICATE NO(S).	PAR VALUE	NUMBER OF SHARES, UNITS OR INTERESTS

PLEDGED DEBT

ISSUER	DESCRIPTION OF DEBT	CERTIFICATE NO(S).	FINAL MATURITY	PRINCIPAL AMOUNT

A1-2

ACKNOWLEDGED AND AGREED
as of the date first above written:

CITICORP NORTH AMERICA, INC.
as Administrative Agent

By:
Name:
Title:

[PLEDGE AMENDMENT]

ANNEX 2

TO

GUARANTY AND SECURITY AGREEMENT

FORM OF JOINDER AGREEMENT

This JOINDER AGREEMENT, dated as of                        , 20    , is delivered pursuant to Section 8.6 of the Guaranty and Security Agreement, dated as of November 30, 2010, by Clubcorp, Inc., a Delaware corporation (the “Borrower”) and the Affiliates of the Borrower from time to time party thereto as Grantors in favor of Citicorp North America, Inc., as administrative agent and collateral agent for the Secured Parties referred to therein (the “Guaranty and Security Agreement”).  Capitalized terms used herein without definition are used as defined in the Guaranty and Security Agreement.

By executing and delivering this Joinder Agreement, the undersigned, as provided in Section 8.6 of the Guaranty and Security Agreement, hereby becomes a party to the Guaranty and Security Agreement as a Grantor thereunder with the same force and effect as if originally named as a Grantor therein and, without limiting the generality of the foregoing, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of the undersigned, hereby mortgages, pledges and hypothecates to the Administrative Agent for the benefit of the Secured Parties, and grants to the Administrative Agent for the benefit of the Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the Collateral of the undersigned and expressly assumes all obligations and liabilities of a Grantor thereunder.  The undersigned hereby agrees to be bound as a Grantor for the purposes of the Guaranty and Security Agreement.

The information set forth in Annex A is hereby added to the information set forth in Schedules 1 through 6 to the Guaranty and Security Agreement.  By acknowledging and agreeing to this Joinder Agreement, the undersigned hereby agree that this Joinder Agreement may be attached to the Guaranty and Security Agreement and that the Pledged Collateral listed on Annex A to this Joinder Amendment shall be and become part of the Collateral referred to in the Guaranty and Security Agreement and shall secure all Secured Obligations of the undersigned.

The undersigned hereby represents and warrants that each of the representations and warranties contained in Article IV of the Guaranty and Security Agreement applicable to it is true and correct on and as the date hereof as if made on and as of such date.

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By:
Name:
Title:

GUARANTY AND SECURITY AGREEMENT

CLUBCORP, INC.

A2-2

ACKNOWLEDGED AND AGREED
as of the date first above written:

[EACH GRANTOR PLEDGING
ADDITIONAL COLLATERAL]

By:
Name:
Title:

CITICORP NORTH AMERICA, INC.
as Administrative Agent

By:
Name:
Title:

[JOINDER AGREEMENT]

ANNEX 3
TO
GUARANTY AND SECURITY AGREEMENT

FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT(1)

THIS [COPYRIGHT] [PATENT] [TRADEMARK] SECURITY AGREEMENT, dated as of                        , 20    , is made by each of the entities listed on the signature pages hereof (each a “Grantor” and, collectively, the “Grantors”), in favor of Citicorp North America, Inc., as administrative agent and collateral agent (in such capacity, together with its successors and permitted assigns, the “Administrative Agent”) for the Lenders and the L/C Issuer (as defined in the Credit Agreement referred to below).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, dated as of November 30, 2010 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CCA Club Operations Holdings, LLC, a Delaware corporation (“Holdings”), Clubcorp Club Operations, Inc., a Delaware corporation (the “Borrower”), the L/C Issuer (as defined therein), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”) and the Administrative Agent, the Lenders and the L/C Issuer have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, each Grantor (other than the Borrower) has agreed, pursuant to a Guaranty and Security Agreement of even date herewith in favor of the Administrative Agent (the “Guaranty and Security Agreement”), to guarantee the Obligations (as defined in the Credit Agreement) of the Borrower; and

WHEREAS, all of the Grantors are party to the Guaranty and Security Agreement pursuant to which the Grantors are required to execute and deliver this [Copyright] [Patent] [Trademark] Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Lenders, the L/C Issuers and the Administrative Agent to enter into the Credit Agreement and to induce the Lenders and the L/C Issuers to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Administrative Agent as follows:

Section 1.              Defined Terms.  Capitalized terms used herein without definition are used as defined in the Guaranty and Security Agreement.

Section 2.              Grant of Security Interest in [Copyright] [Trademark] [Patent] Collateral.  Each Grantor, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of such Grantor, hereby mortgages, pledges and hypothecates to the Administrative Agent for the benefit of the Secured Parties, and grants to the Administrative Agent for the benefit of the Secured Parties a Lien on and security interest in, all of its right, title and interest in, to and under the following Collateral of such Grantor (the “[Copyright] [Patent] [Trademark] Collateral”):

(1)  Separate agreements should be executed relating to each Grantor’s respective Copyrights, Patents, and Trademarks.

A3-1

(a)           [all of its Copyrights and all IP Licenses providing for the grant by or to such Grantor of any right under any Copyright, including, without limitation, those referred to on Schedule 1 hereto;

(b)           all renewals, reversions and extensions of the foregoing; and

(c)           all income, royalties, proceeds and Liabilities at any time due or payable or asserted under and with respect to any of the foregoing, including, without limitation, all rights to sue and recover at Law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof.]

or

(a)           [all of its Patents and all IP Licenses providing for the grant by or to such Grantor of any right under any Patent, including, without limitation, those referred to on Schedule 1 hereto;

(b)           all reissues, reexaminations, continuations, continuations-in-part, divisionals, renewals and extensions of the foregoing; and

(c)           all income, royalties, proceeds and Liabilities at any time due or payable or asserted under and with respect to any of the foregoing, including, without limitation, all rights to sue and recover at Law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof.]

or

(d)           [all of its Trademarks and all IP Licenses providing for the grant by or to such Grantor of any right under any Trademark, including, without limitation, those referred to on Schedule 1 hereto;

(e)           all renewals and extensions of the foregoing;

(f)            all goodwill of the business connected with the use of, and symbolized by, each such Trademark; and

(g)           all income, royalties, proceeds and Liabilities at any time due or payable or asserted under and with respect to any of the foregoing, including, without limitation, all rights to sue and recover at Law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof.]

Section 3.              Guaranty and Security Agreement.  The security interest granted pursuant to this [Copyright] [Patent] [Trademark] Security Agreement is granted in conjunction with the security interest granted to the Administrative Agent pursuant to the Guaranty and Security Agreement and each Grantor hereby acknowledges and agrees that the rights and remedies of the Administrative Agent with respect to the security interest in the [Copyright] [Patent] [Trademark] Collateral made and granted hereby are more fully set forth in the Guaranty and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

A3-2

Section 4.              Grantor Remains Liable.  Each Grantor hereby agrees that, anything herein to the contrary notwithstanding, such Grantor shall assume full and complete responsibility for the prosecution, defense, enforcement or any other necessary or desirable actions in connection with their [Copyrights] [Patents] [Trademarks] and IP Licenses subject to a security interest hereunder.

Section 5.              Counterparts.  This [Copyright] [Patent] [Trademark] Security Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery by telecopier of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.  The Agents may also require that any such documents and signatures delivered by telecopier be confirmed by a manually signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier.

Section 6.              Governing Law.

(i)            THIS [COPYRIGHT] [PATENT] [TRADEMARK] SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES EXCEPT AS SET FORTH IN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

(ii)           ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY IN THE BOROUGH OF MANHATTAN OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GRANTOR AND THE ADMINISTRATIVE AGENT (“EACH PARTY”) CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS.  EACH PARTY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO.

[SIGNATURE PAGES FOLLOW]

A3-3

IN WITNESS WHEREOF, each Grantor has caused this [Copyright] [Patent] [Trademark] Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

[GRANTOR]
as Grantor

By:
Name:
Title:

ACCEPTED AND AGREED
as of the date first above written:

CITICORP NORTH AMERICA, INC.
as Administrative Agent

By:
Name:
Title:

SCHEDULE I
TO
[COPYRIGHT] [PATENT] [TRADEMARK] SECURITY AGREEMENT

[Copyright] [Patent] [Trademark] Registrations

A.                                   REGISTERED [COPYRIGHTS] [PATENTS] [TRADEMARKS]

[Include Registration Number and Date]

B.                                     [COPYRIGHT] [PATENT] [TRADEMARK] APPLICATIONS

[Include Application Number and Date]

C.                                     IP LICENSES

[Include complete legal description of agreement (name of agreement, parties and date)]

ANNEX 4
TO
GUARANTY AND SECURITY AGREEMENT

FORM OF RELEASE OF SECURITY INTEREST IN INTELLECTUAL PROPERTY

WHEREAS, pursuant to that certain [Patent][Trademark][Copyright] Security Agreement, dated as of [      ], [    ], [        ] (the “Security Agreement”), recorded in the United States Patent and Trademark Office at [Reel/Volume] Number], [Frame/Page] [Number], the parties listed on Schedule A attached hereto as “Record Owner” (“Releasee”) granted to Citicorp North America, Inc. (“Releasor”),  as administrative agent for itself and various other financial institutions, a security interest in all right, title and interest of Releasee in and to the [patents][trademarks][copyrights] and applications listed on Schedule A attached hereto (the “IP”); and

WHEREAS, Releasor wishes to provide a document suitable for recording in the United States Patent and Trademark office for purposes of recording the release, relinquishment and discharge of its security interest in the IP.

NOW, THEREFORE, in consideration of and in exchange for good and valuable consideration, Releasor hereby relinquishes, releases and discharges its security interest in the IP conveyed to Releasor pursuant to the Security Agreement and/or any other agreement, and Releasor hereby reassigns any and all such right, title and interest that it may have in the IP to Releasee.  Releasor further agrees to execute and deliver, at Releasee’s sole expense, to Releasee any and all further documents or instruments and do any and all further acts which Releasee (or Releasee’s agents or designees) reasonably request in order to confirm Releasee’s right, title and interest in and to the IP.

IN WITNESS WHEREOF, the parties have caused this Release of Security Interest in [Patents][Trademarks][Copyrights] to be duly executed as of [      ], [    ], [        ].

Citicorp North America, Inc.,
as Administrative Agent

Name:
Title:

ANNEX 4
TO
GUARANTY AND SECURITY AGREEMENT

SCHEDULE A

A.                                   REGISTERED [COPYRIGHTS] [PATENTS] [TRADEMARKS]

[Include Registration Number and Date]

B.                                     [COPYRIGHT] [PATENT] [TRADEMARK] APPLICATIONS

[Include Application Number and Date]

C.                                     IP LICENSES

[Include complete legal description of agreement (name of agreement, parties and date)]

SCHEDULE 1

COMMERCIAL TORT CLAIMS

None

SCHEDULE 2

FILINGS

1. A UCC-1 financing statement in a form satisfactory to the Administrative Agent will be filed with the applicable filing office as listed in this Schedule 2 against each Grantor in their respective jurisdiction of organization.

State	Filing Office	Applicable Grantors
Alabama	Secretary of State	• Capital Club Of Montgomery, Inc. • The Summit Club, Inc.
Arizona	Secretary of State	• Anthem Golf, LLC • GRanch Golf Club, Inc.
Arkansas	Secretary of State	• Diamante’ Golf Club Management, Inc. • Diamante’ Golf Club Partners, Inc.
California	Secretary of State	• Aliso Viejo Golf Club Joint Venture • MH Villas, Inc.
Colorado	Department of State	• Aspen Glen Golf Club Management Company
District of Columbia	Recorder of Deeds	• City Club of Washington, Inc.
Delaware	Secretary of State

•      191 Athletic Club Management Company, LLC

•      191 CC Operating Co., LLC

•      AZ Club, LLC

•      CCA Club Operations Holdings, LLC

•      CCA Golf Course Holdco, LLC

•      CCA Mezzanine Holdco, LLC

•      ClubCorp Airways Golf, Inc.

•      ClubCorp Aliso Viejo Holding Corp.

•      ClubCorp Aven Holdings, Inc.

•      ClubCorp Braemar Country Club, Inc.

•      ClubCorp Bunker Hill Club, Inc.

•      ClubCorp Buying Services, Inc.

•      ClubCorp Canyon Crest Country Club, Inc.

•      ClubCorp Center Club, Inc.

•      ClubCorp Club Operations, Inc.

•      ClubCorp Coto Property Holdings, Inc.

•      ClubCorp Crow Canyon Management Corp.

•      ClubCorp Desert Falls Country Club, Inc.

•      ClubCorp GCL Corporation

•      ClubCorp Gen Par of Texas, L.L.C.

•      ClubCorp Golf of California, L.L.C.

•      ClubCorp Golf of Florida, L.L.C.

•      ClubCorp Golf of North Carolina, L.L.C.

•      ClubCorp Granite Bay Management, Inc.

•      ClubCorp Hamlet, LLC

•      ClubCorp IW Golf Club, Inc.

•      ClubCorp Management Company for Stone Creek, LLC

•      ClubCorp Mezzanine Borrower, LLC

•      ClubCorp Mission Hills Country Club, Inc.

•      ClubCorp Mortgage Borrower, LLC

•      ClubCorp Porter Valley Country Club, LLC

•      ClubCorp San Jose Club, Inc.

•      ClubCorp Shadow Ridge Golf Club, Inc.

•      ClubCorp Spring Valley Lake Country Club, Inc.

•      ClubCorp Symphony Towers Club, Inc.

•      ClubCorp Teal Bend Golf Club, Inc.

•      ClubCorp TTC, LLC

•      ClubCorp Turkey Creek Golf Club, Inc.

•      ClubCorp USA, Inc.

•      ClubCorp Willow Creek, LLC

•      ClubCorp Wind Watch, LLC

•      Currituck Golf, LLC

•      Empire Ranch, LLC

•      Farms of New Kent Management, LLC

•      FFFC Golf Acquisitions, L.L.C.

•      Laurel Springs Holdco, LLC

•      MAC Club, LLC

•      Owners Club Asset Company

•      The Owner’s Club of South Carolina, L.L.C.

•      The Owners Club, Inc.

•      UMass Club Management, LLCClubCorp

Florida	Florida Secured Transactions Registry

•      Centre Club, Inc.

•      Citrus Club, Inc.

•      ClubCorp Graphics, Inc.

•      Countryside Country Club, Inc.

•      DeBary Management Corp.

•      Haile Plantation Management Corp.

•      Hunter’s Green Acquisition Corp.

•      HPG, L.C.

•      Management Company for Eagle Ridge and The Preserve

•      Monarch EP Management Corp.

•      Queens Harbour Corporation

•      Tampa Palms Club, Inc.

•      Tower Club, Inc.

•      University Club, Inc.

•      University Club Management Co., Inc.

Georgia	Local — Clerk of Superior Court	• ClubCorp Golf of Georgia, L.P. • First City Club Management, Inc. • GP Bear’s Best Atlanta, Inc. • Northwood Management Corp. • The 191 Club, Inc. • The Buckhead Club, Inc.
Illinois	Secretary of State	• The Metropolitan Club of Chicago, Inc.
Indiana	Secretary of State	• Knollwood Country Club, Inc. • Skyline Club, Inc.
Kansas	Secretary of State	• Lionsgate Golf Club, Inc.
Louisiana	Local — Parish Clerk	• Southern Trace Country Club of Shreveport, Inc.
Massachusetts	Secretary of Commonwealth	• Club at Boston College, Inc. • New England Country Club Management, Inc.
Michigan	Department of State	• Oak Pointe Country Club, Inc. • Renaissance Club, Inc.

Mississippi	Secretary of State	• The University Club, Inc.
Nevada	Secretary of State

•      Canyon Gate at Las Vegas, Inc.

•      ClubCorp - Asia

•      ClubCorp Asia Investments Inc.

•      ClubCorp Financial Management Company

•      ClubCorp International, Inc.

•      ClubCorp Mexico, Inc.

•      ClubCorp Publications, Inc.

•      GP Bear’s Best Las Vegas, Inc.

•      Master Club, Inc.

•      Society Management, Inc.

New York	Department of State	• Athletic Club at the Equitable Center, Inc.
North Carolina	Secretary of State	• Capital City Club of Raleigh, Inc. • Piedmont Club, Inc. • UNC Alumni Club Management, Inc.
Ohio	Secretary of State	• Akron Management Corp. • Dayton Racquet Club, Inc. • Quail Hollow Management, Inc. • Shoreby Club Management, Inc. • Silver Lake Management Corp. • The Club at Society Center, Inc.
Pennsylvania	Department of State	• Diamond Run Club, Inc. • Pyramid Club Management, Inc. • Rivers Club, Inc. • Treesdale Country Club, Inc.
South Carolina	Secretary of State

•      Columbia Capital City Club Corp.

•      Harbour Club of Charleston, Inc.

•      Indigo Run Asset Corp.

•      Manager for CCHH, Inc.

•      Piedmont Golfers’ Club LLC

•      The Commerce Club, Inc.

•      The Manager of the Owner’s Club, Inc.

•      The Owner’s Club at Hilton Head, L.P.

•      Woodside Plantation Country Club, Inc.

Tennessee	Secretary of State	• Bluegrass Club, LLC • Club Le Conte, Inc. • Memphis City Club, Inc. • Nashville Club Management, Inc.
Texas	Secretary of State

•      April Sound Management Corp.

•      Barton Creek Resort & Clubs, Inc.

•      Bay Oaks Country Club, Inc.

•      Brookhaven Country Club, Inc.

•      ClubCorp Golf of Texas, L.P.

•      Dallas Tower Club, Inc.

•      Fair Oaks Club Corp.

•      Fort Bend Acquisition Corp.

•      GCC Asset Management, Inc.

•      Greenspoint Club, Inc.

•      Hackberry Creek Country Club, Inc.

•      Hearthstone Country Club, Inc.

•      Hill Country Golf, Inc.

•      Hills II of Lakeway, Inc.

•      Houston City Club, Inc.

•      Irving Club Acquisition Corp.

•      Kingwood Country Club, Inc.

•      La Cima Club, Inc.

•      Lakeway Clubs, Inc.

•      Memorial Stadium Club Management Corp.

•      Oakmont Management Corp.

•      Richardson Country Club Corp.

•      Shady Valley Management Corp.

•      Stonebriar Management Corp.

•      The Club at Cimarron, Inc.

•      The Downtown Club, Inc.

•      The Plaza Club of San Antonio, Inc.

•      Timarron Golf Club, Inc.

•      Tower Club of Dallas, Inc.

•      Walnut Creek Management Corporation

•      West Park Club, Inc.

•      Westlake City Club, Inc.

•      Wildflower Country Club, Inc.

•      Willow Creek Management, Inc.

Virginia	State Corporation Commission	• Greenbrier Country Club, Inc. • Operations Company for Homestead, Inc. • River Creek Country Club, Inc. • Stonehenge Club, Inc. • Tower City Club of Virginia, Inc. • Town Point Club, Inc.
Washington	Department of Licensing	• Columbia Tower Club, Inc.
Wisconsin	Department of Financial Institutions	• Glendale Management Corp. • Glendale Racquet Club, Inc.

2. The Trademark Security Agreement, dated as of the date hereof, among ClubCorp USA, Inc., ClubCorp Financial Management Company, ClubCorp Publications, Inc. and Society Management, Inc. for the benefit of the Administrative Agent, will be filed with the United States Patent and Trademark Office (the “USPTO”), Trademark Division.

3. The Administrative Agent will conduct a post-closing lien search against each Grantor showing the financing statements filed against the Grantors to be of record.

4. The Administrative Agent will receive a file stamped copy of the Trademark Security Agreement filed with the USPTO, Trademark Division showing the Trademark Security Agreement against the applicable Grantors to be of record.

SCHEDULE 3

JURISDICTION OF ORGANIZATION; CHIEF EXECUTIVE OFFICE

LEGAL ENTITY NAME	Jurisdiction of Formation and Type of Entity	Organizational Identification Number	Chief Executive Office or Sole Place of Business	Additional Jurisdictions where Qualified to do business

191 Athletic Club Management Company, LLC	a Delaware limited liability company	4618220	191 Athletic Club Management Company c/o Resolution Fitness at 191 Club 191 Peachtree St., 3rd and 49th Floors Atlanta, GA 30303	GA

191 CC Operating Co., LLC	a Delaware limited liability company	4720529	The Commerce Club 191 Peachtree St. 49th Floor Atlanta, GA 30303	GA

Akron Management Corp.	an Ohio corporation	569519	Firestone Country Club 452 East Warner Road Akron, OH 44319

Aliso Viejo Golf Club Joint Venture	a California general partnership	301997170004	Aliso Viejo Country Club 25002 Golf Drive Aliso Viejo, CA 92656

Anthem Golf, LLC	an Arizona limited liability company	L13004220	Anthem Golf & Country Club 2708 W. Anthem Club Drive Anthem, AZ 85086

April Sound Management Corp.	A Texas corporation	0048141100	April Sound Country Club 1000 April Sound Boulevard Conroe, TX 77356

Aspen Glen Golf Club Management Company	a Colorado corporation	19971095258	Aspen Glen Club 0545 Bald Eagle Way Carbondale, CO 81623

Athletic Club at the Equitable Center, Inc.	a New York corporation	N/A	The Athletic & Swim Club 787 Seventh Avenue New York, New York 10019

AZ Club, LLC	a Delaware limited liability company	4411309	Seville Golf and Country Club 6683 S. Clubhouse Drive Gilbert, AZ 85298	AZ

Barton Creek Resort & Clubs, Inc.	a Texas corporation	0121615400	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

Bay Oaks Country Club, Inc.	a Texas corporation	0117509500	The Club at Bay Oaks 14545 Bay Oaks Boulevard Houston, TX 77062

Bear’s Best Atlanta, L.P.	a Georgia limited partnership	K920098	Bears Best Golf Club 5342 Aldeburgh Drive Swanee, GA 30024

Bear’s Best Las Vegas, Limited Partnership	a Nevada corporation	NV19991137280	Bears Best Las Vegas 11111 West Flamingo Road Las Vegas, NV 89035

LEGAL ENTITY NAME	Jurisdiction of Formation and Type of Entity	Organizational Identification Number	Chief Executive Office or Sole Place of Business	Additional Jurisdictions where Qualified to do business

Bluegrass Club, LLC	a Tennessee limited liability company	000502201	Bluegrass Yacht and Country Club 550 Johnny Cash Parkway Hendersonville, TN 37075

Brookhaven Country Club, Inc.	a Texas corporation	0014321000	Brookhaven Country Club 3333 Golfing Green Drive Dallas, TX 75234

Canyon Gate at Las Vegas, Inc.	a Nevada corporation	NV19921046515	Canyon Gate Country Club 2001 Canyon Gate Drive Las Vegas, NV 89117

Capital City Club of Montgomery, Inc.	an Alabama corporation	045-579	Capital City Club of Montgomery 201 Monroe Street 2100 RSA Tower, 21st Floor Montgomery, AL 36104

Capital City Club of Raleigh, Inc.	a North Carolina corporation	0020843	Capital City Club 411 Fayetteville St, Suite 2100 Raleigh, NC 27601 Cardinal Club 150 Fayetteville St. Mall, Suite 2800 Raleigh, NC 27601

CCA Club Operations Holdings, LLC	a Delaware limited liability company	4892852	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

CCA Golf Course Holdco, LLC	a Delaware a limited liability company	4260903	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

CCA Mezzanine Holdco, LLC	a Delaware limited liability company	4260905	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

CCS, LLC	a Delaware limited liability company	4813010	Country Club of the South4100 Old Alabama RoadJohns Creek, GA 30022

Centre Club, Inc.	a Florida corporation	F69880	Centre Club 123 S. Westshore Boulevard, FL 8 Tampa, FL 33601

Citrus Club, Inc.	a Florida corporation	366262	Citrus Athletic Club 255 S. Orange Avenue Orlando, FL 32801

City Club of Washington, Inc.	a Washington, D.C. corporation	853279	City Club of Washington at Columbia Square 555 13th Street NW Washington, DC 20004 City Club of Washington at Franklin Square 1300 I Street NW Washington, DC 20005

Club at Boston College, Inc.	a Massachusetts corporation	752710023	Club at Boston College 100 Federal Street, Suite 3600 Boston, MA 02110

LEGAL ENTITY NAME	Jurisdiction of Formation and Type of Entity	Organizational Identification Number	Chief Executive Office or Sole Place of Business	Additional Jurisdictions where Qualified to do business

Club de Golf Financiero, S.A. de C.V.	a foreign corporation, Mexico	N/A	Marina Vallarta Club de Golf Fraccionamiento Marina Vallarta KM 7.5, Carretera Aeropuerto Puerto Vallarta, Jalisco Mexico

Club Le Conte, Inc.	a Tennessee corporation	000049999	Club Le Conte 2700 Plaza Tower 600 S Gay Street Knoxville, TN 37929

ClubCorp Airways Golf, Inc.	a Delaware corporation	4287313	Airways Municipal Golf Course 5440 East Airways Blvd. Fresno, CA 93727	CA

ClubCorp Aliso Viejo Holding Corp.	a Delaware corporation	4287336	Aliso Viejo Country Club 25002 Golf Drive Aliso Viejo, CA 92656	CA

ClubCorp Asia Investments Inc.	a Nevada corporation	NV19941048531	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

ClubCorp Aven Holdings, Inc.	a Delaware corporation	3374728	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

ClubCorp Braemar Country Club, Inc.	a Delaware corporation	4287323	Braemar Country Club 4001 Reseda Blvd. Tarzana, CA 91356	CA

ClubCorp Bunker Hill Club, Inc.	a Delaware corporation	4287335	City Club on Bunker Hill 333 S. Grand Ave, Suite 5450 Los Angeles, CA 90071	CA

ClubCorp Buying Services, Inc.	a Delaware corporation	3374732	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

ClubCorp Canyon Crest Country Club, Inc.	a Delaware corporation	4287322	Canyon Crest Country Club 975 Country Club Drive Riverside, CA 92506	CA

ClubCorp Center Club, Inc.	a Delaware corporation	4287334	Center Club 650 Town Center Drive, Garden Level Costa Mesa, CA 92626	CA

ClubCorp Club Operations, Inc.	a Delaware corporation	4892859	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

ClubCorp Coto Property Holdings, Inc.	a Delaware corporation	4287321	Coto De Caza Golf & Racquet Club 25291 Vista Del Verde Coto De Caza, CA 92679	CA

ClubCorp Crow Canyon Management Corp.	a Delaware corporation	4287319	Crow Canyon Country Club 711 Silverlake Drive Danville, CA 94526	CA

ClubCorp Desert Falls Country Club, Inc.	a Delaware corporation	4287317	Desert Falls Country Club 1111 Dessert Falls Pkwy. Palm Desert, CA 92211	CA

ClubCorp Financial Management Company	a Nevada corporation	NV19911057271	3030 LBJ Freeway, Suite 600Dallas, TX 75234	AL, AZ, CA, DC, FL, GA, IL, MI, NC, OH, PA, SC, TX, VA, WA

LEGAL ENTITY NAME	Jurisdiction of Formation and Type of Entity	Organizational Identification Number	Chief Executive Office or Sole Place of Business	Additional Jurisdictions where Qualified to do business

ClubCorp GCL Corporation	a Delaware corporation	4287332	Aliso Viejo Country Club 25002 Golf Drive Aliso Viejo, CA 92656	CA

ClubCorp Gen Par of Texas, L.L.C.	a Delaware limited liability company	3016710	3030 LBJ Freeway, Suite 600 Dallas, TX 75234	GA, TX

ClubCorp Golf of California, L.L.C.	a Delaware limited liabilty company	3016478	Morgan Run Resort & Club 5690 Cancha De Golf Rancho Sante Fe, CA 92091	CA

ClubCorp Golf of Florida, L.L.C.	a Delaware limited liability company	3016480	East Lake Woodlands Country Club 1020 East Lake Woodlands Parkway Oldsmar, FL 34677 Deercreek Country Club 7816 McLaurin Road N Jacksonville, FL 32256	FL

ClubCorp Golf of Georgia, L.P.	a Georgia limited partnership	K909940	Country Club of Gwinnett 3254 Clubside View Ct. Snellville, GA 30039 Eagle’s Landing Country Club 100 Eagles Landing Way Stockbridge, GA 30281-5094

ClubCorp Golf of North Carolina, L.L.C.	a Delaware limited liability company	3016487

Devils Ridge Golf Club
5107 Linksland Drive
Holly Springs, NC 27540

Lochmere Golf Club
2511 Kildaire Road
Cary, NC 27511

Nags Head Golf Links and Village Beach
5615 South Seachase Drive
Nags Head NC 27959

Neuse Golf Club
918 Burkdale Drive
Clayton, NC 27520

				NC

LEGAL ENTITY NAME	Jurisdiction of Formation and Type of Entity	Organizational Identification Number	Chief Executive Office or Sole Place of Business	Additional Jurisdictions where Qualified to do business

ClubCorp Golf of Texas, L.P.	a Texas limited partnership	0011786710

The Hills at Lakeway
26 Club Estates Parkway
Austin, TX 78738

Live Oak Country Club
510 Lakeway Drive
Lakeway, TX 78734

Stonebridge Ranch Country Club
7000-03 Beacon Hill
McKinney, TX 75070

The Ranch Country Club
5901 Glen Oaks
McKinney, Texas 75070

Trophy Club Country Club
500 Trophy Club Drive
Trophy Club, TX 76262

Yaupon Country Club
100 Clubhouse Drive
Austin, TX 78734

World of Tennis Sports Complex
1 World of Tennis Square
Austin, TX 78738

ClubCorp Granite Bay Management, Inc.	a Delaware corporation	4287333	3030 LBJ Freeway, Suite 600Dallas, TX 75234	CA

ClubCorp Graphics, Inc.	a Florida Corporation	P94000083561	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

ClubCorp Hamlet, LLC	a Delaware limited liability company	4852025	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

ClubCorp International, Inc.	a Nevada corporation	NV19861001979	3030 LBJ Freeway, Suite 600 Dallas, TX 75234	TX

ClubCorp IW Golf Club, Inc.	a Delaware corporation	4287329	Indian Wells Country Club 46000 Club Drive Indian Wells, CA 92210	CA

ClubCorp LSprings, L.P.	a Georgia limited partnership	K939253	Laurel Springs Golf Club 6400 Golf Club Drive Suwanee, GA 30024

ClubCorp Management Company for Stone Creek, LLC	a Delaware limited liability company	4383327	Stone Creek Golf Club 9676 SW 62nd Loop Ocala, FL 34481	FL

ClubCorp Mexico, Inc.	a Nevada corporation	NV19951156932	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

ClubCorp Mezzanine Borrower, LLC	a Delaware limited liabilty company	4246123	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

LEGAL ENTITY NAME	Jurisdiction of Formation and Type of Entity	Organizational Identification Number	Chief Executive Office or Sole Place of Business	Additional Jurisdictions where Qualified to do business

ClubCorp Mission Hills Country Club, Inc.	a Delaware corporation	4287328	Mission Hills Country Club 34600 Mission Hills Drive Rancho Mirage, CA 92270	CA

ClubCorp Mortgage Borrower, LLC	a Delaware limited liability company	4246125	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

ClubCorp Porter Valley Country Club, Inc.	a Delaware corporation	4287316	Porter Valley Country Club 19216 Singing Hills Drive Northridge, CA 91326	CA

ClubCorp Publications, Inc.	a Nevada corporation	NV19861002958	3030 LBJ Freeway, Suite 600 Dallas, TX 75234	TX

ClubCorp San Jose Club, Inc.	a Delaware corporation	4287325	Silicon Valley Capital Club 50 W San Fernando, Ste 1700 San Jose, CA 95113	CA

ClubCorp Shadow Ridge Golf Club, Inc.	a Delaware corporation	4287311	Shadowridge Golf Club 1980 Gateway Drive Vista, CA 92081	CA

ClubCorp Spring Valley Lake Country Club, Inc.	a Delaware corporation	4287315	Spring Valley Lake Country Club 13229 Spring Valley Pkwy. Victorville, CA 92392	CA

ClubCorp Symphony Towers Club, Inc.	a Delaware corporation	4287327	University Club Atop Symphony Towers 750 B Street, Suite 3400 San Diego, CA 92101	CA

ClubCorp Teal Bend Golf Club, Inc.	a Delaware corporation	4287326	Teal Bend Golf Club 7200 Garden Highway Sacramento, CA 95837	CA

ClubCorp TTC, LLC	a Delaware limited liability company	4815550	Texas Tech Club Jones AT&T Stadium 2508 6th Street Lubbock, TX 79409	TX

ClubCorp Turkey Creek Golf Club, Inc.	a Delaware corporation	4287324	Turkey Creek Golf Club 1525 State Highway Route 193 Lincoln, CA 95648	CA

ClubCorp USA, Inc.	a Delaware corporation	2089598	3030 LBJ Freeway, Suite 600 Dallas, TX 75234	AL, AZ, CA, CO, FL, GA, IL, LA, PA, TN, TX, VA, WA

ClubCorp Willow Creek, LLC	a Delaware limited liability company	4852033	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

ClubCorp Wind Watch, LLC	a Delaware limited liability company	4852019	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

ClubCorp - Asia	a Nevada corporation	NV19911016380	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

Columbia Capital City Club Corp.	a South Carolina corporation	N/A	Capital Club, Columbia 1201 Main Street, Suite 2500 Columbia SC 29201

Columbia Tower Club, Inc.	a Washington corporation	600604537	Columbia Tower Club701 5th Avenue7600 Columbia CenterSeattle, WA 98104

LEGAL ENTITY NAME	Jurisdiction of Formation and Type of Entity	Organizational Identification Number	Chief Executive Office or Sole Place of Business	Additional Jurisdictions where Qualified to do business

Countryside Country Club, Inc.	A Florida corporation	543090	Countryside Country Club 3001 Countryside Boulevard Clearwater, FL 33761

Currituck Golf, LLC	a Delaware limited liability company	4267134	The Currituck Club 620 Currituck Clubhouse Drive Corolla, NC 27927	NC

Dallas Tower Club, Inc.	a Texas corporation	0075176400	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

Dayton Racquet Club, Inc.	an Ohio corporation	392974	Dayton Racquet Club 40 North Main Street, 40th Floor Dayton, OH 45402 (Montgomery County)

DeBary Management Corp.	a Florida Corporation	P98000029720	DeBary Golf & Country Club 300 Plantation Club Drive Debary, FL 32713

Diamante’ Golf Club Management, Inc.	an Arkansas corporation	100109989	Diamante Country Club 2000 Country Club Drive Hot Springs Village, AR 71909

Diamante’ Golf Club Partners, Inc.	an Arkansas corporation	100109990	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

Diamante’, a Private Membership Golf Club, LLC	an Arkansas corporation	100110084	Diamante Country Club 2000 Country Club Drive Hot Springs Village, AR 71909

Diamond Run Club, Inc.	a Pennsylvania corporation	2846245	Diamond Run Golf Club 132 Laurel Oak Drive Sewickley, PA 15043-9385

Empire Ranch, LLC	a Delaware limited liability company	3222651	Empire Ranch Golf Club 1620 E. Natoma Street Folsom, CA 95630	CA

Fair Oaks Club Corp.	a Texas corporation	0101000600	Fair Oaks Golf & Country Club 7900 Fair Oaks Parkway Fair Oaks Ranch, TX 78015

Farms of New Kent Management, LLC	a Delaware limited liability company	4330351	The Club at Viniterra at New Kent Vinyards 8400 Old Church Road New Kent, VA 23124	VA

FFFC Golf Acquisitions, L.L.C.	a Delaware limited liabilty company	3002743	3030 LBJ Freeway, Suite 600 Dallas, TX 75234	CA

First City Club Management, Inc.	a Georgia corporation	J412896	First City Club 32 Bull Street, 2nd Floor Savannah, GA 31401

Fort Bend Acquisition Corp.	a Texas corporation	0125454400	The Club at Falcon Point 24503 Falcon Point Drive Katy, TX 77494

GCC Asset Management, Inc.	a Texas corporation	0119531600	Gleneagles Country Club 5401 West Park Boulevard Plano, TX 75093

LEGAL ENTITY NAME	Jurisdiction of Formation and Type of Entity	Organizational Identification Number	Chief Executive Office or Sole Place of Business	Additional Jurisdictions where Qualified to do business

Glendale Management Corp.	a Wisconsin corporation	1G10412	Le Club 2001 West Good Hope Road Milaukee, WI 53209

Glendale Racquet Club, Inc.	a Wisconsin corporation	1G06538	Le Club Glendale Racquet Club 2001 West Good Hope Road Glendale, WI 53209

GP Bear’s Best Atlanta, Inc.	a Georgia corporation	K920102	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

GP Bear’s Best Las Vegas, Inc.	a Nevada corporation	NV19991447790	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

GRanch Golf Club, Inc.	an Arizona corporation	07470104	Gainey Ranch Golf Club7600 Gainey Club DriveScottsdale, AZ 85258

Granite Bay Golf Club, Inc.	a Delaware corporation	2348596	Granite Bay Golf Club 9600 Golf Club Drive A&B Granite Bay, CA 95746

Granite Bay Limited Partnership	a California limited partnership	199324400021	Granite Bay Golf Club 9600 Golf Club Drive A&B Granite Bay, CA 95746

Greenbrier Country Club, Inc.	a Virginia corporation	0297684-3	Greenbriar Country Club 1301 Volvo Parkway Chesapeake, VA 23320

Greenspoint Club, Inc.	a Texas corporation	0058649900	Greenspoint Club 16925 Northchase Drive Houston, TX 77060

Hackberry Creek Country Club, Inc.	a Texas corporation	0062070200	Hackberry Creek Country Club 1901-03 W. Royal Lane Irving, TX 75254

Haile Plantation Management Corp.	a Florida corporation	P95000021825	Haile Plantation Golf and Country Club 9905 S W 44th Avenue, Suite B Gainesville, FL 32608

Harbour Club of Charleston, Inc.	a South Carolina corporation	N/A	Harbour Club 35 Prioleau Street Charleston, SC 29401

Hearthstone Country Club, Inc.	a Texas corporation	0041026800	Hearthstone Country Club 7615 Ameswood Road Houston, TX 77038

Hill Country Golf, Inc.	a Texas corporation	035694900	Lost Creek Country Club 2612 Lost Creek Blvd Austin, TX 78746

Hills II of Lakeway, Inc.	a Texas corporation	0154962200	Flintrock Falls Golf Course 401 Jack Nicklaus Drive Lakeway, TX 78738

Houston City Club, Inc.	a Texas corporation	0043796800	The Houston City Club 1 City Club Drive Houston, TX 77046

LEGAL ENTITY NAME	Jurisdiction of Formation and Type of Entity	Organizational Identification Number	Chief Executive Office or Sole Place of Business	Additional Jurisdictions where Qualified to do business

HPG, L.C.	a Florida limited liability company	L92000000062	9905 S W 44th Avenue, Suite B Gainesville, FL 32608

Hunter’s Green Acquisition Corp.	a Florida corporation	P95000088598	Hunters Green Country Club 18050 Hunters Oak Court Tampa, FL 33647

Indigo Run Asset Corp.	a South Carolina corporation	N/A	Golden Bear Club at Indigo Run 72 Golden Bear Way Hilton Head Island, SC 29926 The Golf Club at Indigo Run 101 Berwick Drive Hilton Head Island Beaufort, SC 20026

Irving Club Acquisition Corp.	a Texas corporation	0123155500	Las Colinas Country Club 4400 N. O’Connor Road Irving, TX 75062

Isla Maya Club de Golf S.A. de C.V.	a foreign corporation, Mexico	N/A	Cozumel Country Club Carretera Costera Norte KM. 6.5 Interior Casa Club Cozumel, Quintana Roo Mexico 77600

Kingwood Country Club, Inc.	a Texas corporation	0030577700	The Club at Deerwood 1717 Forest Garden Houston, TX 77345 Kingwood Country Club 1700 Lake Kingwood Trail Kingwood, TX 77339

Knollwood Country Club, Inc.	an Indiana corporation	198301-750	Knollwood Country Club 16633 Baywood Lane Granger, IN 46530

La Cima Club, Inc.	a Texas corporation	0069336600	La Cima Club5215 North O’Connor Road, 26th FloorIrving, TX 75063

Lakeway Clubs, Inc.	a Texas corporation	0134589100	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

Laurel Springs Holdco, LLC	a Delaware limited liability company	4267129	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

LionsGate Golf Club, Inc.	a Kansas corporation	2677789	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

MAC Club, LLC	a Delaware limited liability company	4246384	Mid-America Club 200 East Randolph Drive, 80th Floor Chicago, IL 60601	IL

LEGAL ENTITY NAME	Jurisdiction of Formation and Type of Entity	Organizational Identification Number	Chief Executive Office or Sole Place of Business	Additional Jurisdictions where Qualified to do business

Management Company for Eagle Ridge and The Preserve	a Florida corporation	V15162	Eagle Ridge Golf Club 13605 Del Webb Boulevard Summerfield, FL 34491 The Preserve Golf Club 13601 SW 115th Avenue Dunnellon, FL 33432-5621

Manager for CCHH, Inc.	a South Carolina corporation	N/A	Country Club of Hilton Head 70 Skull Creek Drive Hilton Head Island, SC 29926-1305

Master Club, Inc.	a Nevada corporation	NV19991145904	3030 LBJ Freeway, Suite 600 Dallas, TX 75234	CO, SC, TX, VA

Memorial Stadium Club Management Corp.	a Texas corporation	0149161200	The University of Texas Club 2108 Robert Dedman Drive Texas Memorial Stadium Austin, TX 78705

Memphis City Club, Inc.	a Tennessee corporation	188828	The Crescent Club 6075 Poplar Avenue, Suite 909 Memphis, TN 38119

MH Villas, Inc.	a California corporation	C1972136	34-600 Mission Hills Dr. Rancho Mirage, CA 92270

Monarch Country Club, Inc.	a Florida corporation	P93000022585	Monarch Country Club 1801 SW Monarch Club Drive Palm City, FL 34990

Monarch EP Management Corp. (Manager)	a Florida corporation	P94000086348	Monarch Country Club 1801 SW Monarch Club Drive Palm City, FL 34990

Nashville Club Management, Inc.	a Tennessee corporation	000143206	Nashville City Club 201 Fouth Avenue North, 20th Floor Nashville, TN 32719

New England Country Club Management, Inc.	a Massachusetts corporation	752481683	Ipswich Country Club 148 Country Club Way Ipswich, MA 01938

Nicklaus Golf Club, L.P. at LionsGate	a Kansas limited partnership	2677813	Nicklaus Golf Club at Lionsgate 14225 Dearborn Avenue Overland Park, KS 06223

Northwood Management Corp.	a Georgia corporation	H810514	Northwood Country Club 3157 Club Dr. Lawrenceville, GA 30044-2523

Oak Pointe Country Club, Inc.	a Michigan corporation	399319	Oak Pointe Country Club 4500 Club Brighton, MI 48116

Oakmont Management Corp.	a Texas corporation	0125110800	Oakmont Country Club 1200 Club House Drive Corinth, TX 76205

Operations Company for Homestead, Inc.	a Virginia corporation	0420045-7	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

LEGAL ENTITY NAME	Jurisdiction of Formation and Type of Entity	Organizational Identification Number	Chief Executive Office or Sole Place of Business	Additional Jurisdictions where Qualified to do business

Owners Club Asset Company	a Delaware corporation	2874734	3030 LBJ Freeway, Suite 600 Dallas, TX 75234	TX

Piedmont Club, Inc.	a North Carolina corporation	0177704	Piedmont Club 200 W. Second Street, 19th Floor Winston-Salem, NC 27101

Piedmont Golfers’ Club LLC	a South Carolina limited liability company	N/A	Piedmont Golfers’ Club 14675 Piedmont Vista DriveHaymarket, VA 20169	VA

Promociones Turisticas Professionales, S.A. de C.V.	a foreign corporation, Mexico	N/A	Marina Vallarta Club de Golf Fraccionamiento Marina Vallarta KM 7.5, Carretera Aeropuerto Puerto Vallarta, Jalisco Mexico

Pyramid Club Management, Inc.	a Pennsylvania corporation	2005042	Pyramid Club 1735 Market Street, 52nd Floor Philadelphia, PA 19103

Quail Hollow Management, Inc.	an Ohio corporation	619437	Quail Hollow Country Club 11295 Quail Hollow Drive Concord, OH 44077

Queens Harbour Corporation	a Florida corporation	P93000073558	Queens Harbour Yacht and Country Club 1131 Queens Harbour Boulevard Jacksonville, FL 32201

Renaissance Club, Inc.	a Michigan corporation	005701	Renaissance Club 200 Renaissance Center, Suite 3600 Detroit, MI 48243 Skyline Club 2800 Town Center, 28th Floor Southfield, MI 48075

Richardson Country Club Corp.	a Texas corporation	0028684700	Canyon Creek Country Club 625 Lookout Drive Richardson, TX 75080

River Creek Country Club, Inc.	a Virginia corporation	0455558-7	The River Creek Club 43800 Olympic Blvd. Leesburg, VA 20176

Rivers Club, Inc.	a Pennsylvania corporation	754667	Rivers Club One Oxford Center 301 Grant Street Pittsburgh, PA 15219

Shady Valley Management Corp.	a Texas corporation	0121648100	Shady Valley Golf Club 4001 West Park Row Arlington, TX 76013

Shoreby Club Management, Inc.	an Ohio corporation	737760	Shoreby Club 40 Shoreby Drive Bratenahl, OH 44108

Silver Lake Management Corp.	an Ohio corporation	750102	Silver Lake Country Club 1325 Graham Road Cuyahoga Falls, OH 44224

LEGAL ENTITY NAME	Jurisdiction of Formation and Type of Entity	Organizational Identification Number	Chief Executive Office or Sole Place of Business	Additional Jurisdictions where Qualified to do business

Skyline Club, Inc.	an Indiana corporation	198010-919	Skyline Club One American Square, 36th Floor Indianapolis, IN 46204

Society Management, Inc.	a Nevada corporation	NV19961101747	3030 LBJ Freeway, Suite 600 Dallas, TX 75234	AZ, CA, DC, FL, GA, HI, IL, IN, LA, MI, NC, OH, PA, TX, WA

Southern Trace Country Club of Shreveport, Inc.	a Louisiana corporation	34379228D	Southern Trace Country Club 200 South Trace Parkway Shreveport, LA 71106

Stonebriar Club, Inc.	a Texas corporation	0130186100	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

Stonebriar Country Club Joint Venture	a Texas general partnership	0029491380	Stonebriar Country Club 5050 Country Club Drive Frisco, TX 75034

Stonebriar Management Corp.	a Texas corporation	0130186200	Stonebriar Country Club 5050 Country Club Drive Frisco, TX 75034

Stonebriar Management Holdings, LLC	a Delaware limited liability company	4410767	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

Stonehenge Club, Inc.	a Virginia corporation	0443288-6	Stonehenge Golf and Country Club1000 Farnham DriveRichmond, VA 23236

Tampa Palms Club, Inc.	a Florida corporation	P92000009945	Tampa Palms Golf & Country Club 5811 Tampa Palms Boulevard Tampa, FL 33647

The 191 Club, Inc.	a Georgia corporation	K020225	The 191 Club 191 Peachtree St NE, 49th Floor Atlanta, GA 30303

The Buckhead Club, Inc.	a Georgia corporation	J604030	Buckhead Club 3344 Peachtree Road NE, 26th Floor Atlanta, GA 30326

The Club at Cimarron, Inc.	a Texas corporation	0116636700	The Club at Cimarron 1200 S. Shary Road Mission, TX 78572

The Club at Society Center, Inc.	an Ohio corporation	761299	Club at Key Center Marriott Building 127 Public Square, 4th Floor Cleveland, OH 44114

The Commerce Club, Inc.	a South Carolina corporation	N/A	Commerce Club 1 Liberty Square, Floor 17 Greenville, SC 29601

LEGAL ENTITY NAME	Jurisdiction of Formation and Type of Entity	Organizational Identification Number	Chief Executive Office or Sole Place of Business	Additional Jurisdictions where Qualified to do business

The Downtown Club, Inc.	a Texas corporation	0036254500

The Houston Center Club at Downtown
1100 Caroline, 11th Floor
Houston, TX  77002

The Met Business and Sports Club at Downtown
One Allen Center, 6th Floor
340 West Dallas
Houston, TX  77002

The Plaza Club at Downtown
910 Louisiana, 49th Floor
Houston, TX  77002

The Manager of the Owner’s Club, Inc.	a South Carolina corporation		3030 LBJ Freeway, Suite 600 Dallas, TX 75234

The Metropolitan Club of Chicago, Inc.	an Illinois corporation	50149366	The Metropolitan Club 233 S. Wacker Drive, 67th Floor Chicago, IL 60606

The Owner’s Club, Inc.	a Delaware corporation	2514425	3030 LBJ Freeway, Suite 600 Dallas, TX 75234	VA

The Owner’s Club at Hilton Head, L.P.	a South Carolina limited partnership	N/A	22 Aberdeen Court Hilton Head Island, SC 29926	GA

The Owner’s Club of South Carolina, L.L.C.	a Delaware limited liability company	2444295	3030 LBJ Freeway, Suite 600 Dallas, TX 75234	SC

The Plaza Club of San Antonio, Inc.	a Texas corporation	0031184600	Plaza Club of San Antonio 100 W. Houston Street, Suite 2100 San Antonio, TX 78205

The Summit Club, Inc.	an Alabama corporation	129-744	The Summit Club 1901 6th Avenue, Suite 3100 Birmingham, AL 35203

The University Club, Inc.	a Mississippi corporation	400520	University Club 210 E. Capital St., Ste 2200, Jackson, Mississippi 39201

Timarron Golf Club, Inc.	a Texas corporation	0139219400	Timarron Country Club 1400 Byron Nelson Parkway SouthLake, TX 76092

Tower City Club of Virginia, Inc.	a Virginia corporation	0412515-9	The Tower Club Tyson’s Corner 8000 Towers Crescent Dr., Ste 1700 Vienna, VA 22182

Tower Club of Dallas, Inc.	a Texas corporation	0055340000	Dallas Tower Club 1601 Elm Street, 48th Floor Dallas, TX 75201

Tower Club, Inc.	a Florida corporation	412767	Tower ClubOne Financial Plaza, 28th FloorFort Lauderdale, FL 33394

Town Point Club, Inc.	a Virginia corporation	0234714-4	Town Point Club World Trade Center, Suite 300 101 W. Main St. Norfolk, VA 23510

LEGAL ENTITY NAME	Jurisdiction of Formation and Type of Entity	Organizational Identification Number	Chief Executive Office or Sole Place of Business	Additional Jurisdictions where Qualified to do business

Treesdale Country Club, Inc.	a Pennsylvania corporation	2529394	Treesdale Country Club One Arnold Palmer Drive Gibsonia, PA 15044

UMass Club Management, LLC	a Delaware limited liability company	4000336	University of Masachusetts Club 225 Franklin Street Boston, Massachusetts 02100	MA

UNC Alumni Club Management, Inc.	a North Carolina corporation	0301930	Carolina Club George Watts Hill Alumni Center Stadium Drive at Ridge Road P.O. Box 111 Chapel Hill, NC 27514

University Club Management Co., Inc.	a Florida corporation	P96000053175	University Center Club Doak Campbell Stadium Florida State University Tallahassee, Fl 32306

University Club, Inc.	a Florida corporation	321779	University Club 1301 Riverplace Boulevard, #2516 Jacksonville, FL 32207

Walnut Creek Management Corporation	a Texas corporation	0036899300	Walnut Creek Country Club 1151 Country Club Drive Mansfield, TX 76063

West Park Club, Inc.	a Texas corporation	0110499300	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

Westlake City Club, Inc.	a Texas corporation	0059258400	The WestLake Club 570 Westlake Park Boulevard 6th, 7th & 8th Levels Houston, TX 77079

Wildflower Country Club, Inc.	a Texas corporation	0074632100	Wildflower Country Club 4902 Wildflower Lane Temple, TX 76502

Willow Creek Management, Inc.	a Texas corporation	0129183100	Willow Creek Golf Club 24525 Northcrest Spring, TX 77389

Woodside Plantation Country Club, Inc.	a South Carolina corporation	N/A	Woodside Plantation Country Club 1000 Woodside Plantation Aiken, SC 29803

La Vista Club de Golf S.A. de C.V.	a foreign corporation, Mexico	N/A	Vista Vallarta Golf Club Circuito Universidad 653 Col. San Nicholas C.P. 48390 Puerto Vallarta, Jalisco Mexico 48354

CG Desarrolladora, S.A. de C.V.	a foreign corporation, Mexico	N/A	Marina Vallarta Club de Golf Fraccionamiento Marina Vallarta KM 7.5, Carretera Aeropuerto Puerto Vallarta, Jalisco Mexico

CG Inversiones S.A. de C.V.	a foreign corporation, Mexico	N/A	Marina Vallarta Club de Golf Fraccionamiento Marina Vallarta KM 7.5, Carretera Aeropuerto Puerto Vallarta, Jalisco Mexico

LEGAL ENTITY NAME	Jurisdiction of Formation and Type of Entity	Organizational Identification Number	Chief Executive Office or Sole Place of Business	Additional Jurisdictions where Qualified to do business

CCG Club de Golf, S.A. de C.V.	a foreign corporation, Mexico	N/A	Marina Vallarta Club de Golf Fraccionamiento Marina Vallarta KM 7.5, Carretera Aeropuerto Puerto Vallarta, Jalisco Mexico

ClubCorp Latin America, S.A. de C.V.	a foreign corporation, Mexico	N/A	Marina Vallarta Club de Golf Fraccionamiento Marina Vallarta KM 7.5, Carretera Aeropuerto Puerto Vallarta, Jalisco Mexico

SCHEDULE 4

LOCATION OF INVENTORY AND EQUIPMENT

GRANTOR	LOCATIONS

191 Athletic Club Management Company, LLC	191 Athletic Club Management Company c/o Resolution Fitness at 191 Club 191 Peachtree St. 3rd Floor Atlanta, GA 30303

191 CC Operating Co., LLC	The Commerce Club 191 Peachtree St., 49th Floor Atlanta, GA 30303

Akron Management Corp.	Firestone Country Club 452 East Warner Road Akron, OH 44319

Aliso Viejo Golf Club Joint Venture	Aliso Viejo Country Club 25002 Golf Drive Aliso Viejo, CA 92656

Anthem Golf, LLC	Anthem Golf & Country Club 2708 W. Anthem Club Drive Anthem, AZ 85086

April Sound Management Corp.	April Sound Country Club 1000 April Sound Boulevard Conroe, TX 77356

Aspen Glen Golf Club Management Company	Aspen Glen Club 0545 Bald Eagle Way Carbondale, CO 81623

Athletic Club at the Equitable Center, Inc.	The Athletic & Swim Club 787 Seventh Avenue New York, New York 10019

AZ Club, LLC	Seville Golf and Country Club 6683 S. Clubhouse Drive Gilbert, AZ 85298

Barton Creek Resort & Clubs, Inc.	Barton Creek Country Club - Fazio II 4201 Barton Creek Blvd. Austin, TX 78735

Bay Oaks Country Club, Inc.	The Club at Bay Oaks 14545 Bay Oaks Boulevard Houston, TX 77062

Bluegrass Club, LLC	Bluegrass Yacht and Country Club 550 Johnny Cash Parkway Hendersonville, TN 37075

Brookhaven Country Club, Inc.	Brookhaven Country Club 3333 Golfing Green Drive Dallas, TX 75234

Canyon Gate at Las Vegas, Inc.	Canyon Gate Country Club 2001 Canyon Gate Drive Las Vegas, NV 89117

Capital City Club of Montgomery, Inc.	Capital City Club of Montgomery 201 Monroe Street 2100 RSA Tower, 21st Floor Montgomery, AL 36104

GRANTOR	LOCATIONS

Capital City Club of Raleigh, Inc.	Capital City Club 411 Fayetteville St, Suite 2100 Raleigh, NC 27601 Cardinal Club 150 Fayetteville St. Mall, Suite 2800 Raleigh, NC 27601

CCA Club Operations Holding, LLC	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

CCA Golf Course Holdco, LLC	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

CCA Mezzanine Holdco, LLC	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

Centre Club, Inc.	Centre Club 123 S. Westshore Boulevard, FL 8 Tampa, FL 33601

Citrus Club, Inc.	Citrus Athletic Club 255 S. Orange Avenue Orlando, FL 32801

City Club of Washington, Inc.	City Club of Washington at Columbia Square 555 13th Street NW Washington, DC 20004 City Club of Washington at Franklin Square 1300 I Street NW Washington, DC 20005

Club at Boston College, Inc.	Club at Boston College 100 Federal Street, Suite 3600 Boston, MA 02110

Club Le Conte, Inc.	Club Le Conte 2700 Plaza Tower 600 S Gay Street Knoxville, TN 37929

ClubCorp Airways Golf, Inc.	Airways Municipal Golf Course 5440 East Airways Blvd. Fresno, CA 93727

ClubCorp Aliso Viejo Holding Corp.	Aliso Viejo Country Club 25002 Golf Drive Aliso Viejo, CA 92656

ClubCorp Asia Investments Inc.	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

ClubCorp Aven Holdings, Inc.	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

ClubCorp Braemar Country Club, Inc.	Braemar Country Club 4001 Reseda Blvd. Tarzana, CA 91356

ClubCorp Bunker Hill Club, Inc.	City Club on Bunker Hill 333 S. Grand Ave, Suite 5450 Los Angeles, CA 90071

ClubCorp Buying Services, Inc.	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

ClubCorp Canyon Crest Country Club, Inc.	Canyon Crest Country Club 975 Country Club Drive Riverside, CA 92506

GRANTOR	LOCATIONS

ClubCorp Center Club, Inc.	Center Club 650 Town Center Drive, Garden Level Costa Mesa, CA 92626

ClubCorp Club Operations, Inc.	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

ClubCorp Coto Property Holdings, Inc.	Coto De Caza Golf & Racquet Club 25291 Vista Del Verde Coto De Caza, CA 92679

ClubCorp Crow Canyon Management Corp.	Crow Canyon Country Club 711 Silverlake Drive Danville, CA 94526

ClubCorp Desert Falls Country Club, Inc.	Desert Falls Country Club 1111 Dessert Falls Pkwy. Palm Desert, CA 92211

ClubCorp Financial Management Company	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

ClubCorp GCL Corporation	Aliso Viejo Country Club 25002 Golf Drive Aliso Viejo, CA 92656

ClubCorp Gen Par of Texas, L.L.C.	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

ClubCorp Golf of California, L.L.C.	Morgan Run Resort & Club 5690 Cancha De Golf Rancho Sante Fe, CA 92091

ClubCorp Golf of Florida, L.L.C.	East Lake Woodlands Country Club 1020 East Lake Woodlands Parkway Oldsmar, FL 34677 Deercreek Country Club 7816 McLaurin Road N Jacksonville, FL 32256

ClubCorp Golf of Georgia, L.P.	Country Club of Gwinnett 3254 Clubside View Ct. Snellville, GA 30039 Eagle’s Landing Country Club 100 Eagles Landing Way Stockbridge, GA 30281-5094

ClubCorp Golf of North Carolina, L.L.C.

Devils Ridge Golf Club
5107 Linksland Drive
Holly Springs, NC 27540

Lochmere Golf Club
2511 Kildaire Road
Cary, NC 27511

Nags Head Golf Links and Village Beach
5615 South Seachase Drive
Nags Head NC 27959

Neuse Golf Club
918 Burkdale Drive
Clayton, NC 27520

GRANTOR	LOCATIONS

ClubCorp Golf of Texas, L.P.

The Hills at Lakeway
26 Club Estates Parkway
Austin, TX 78738

Live Oak Country Club
510 Lakeway Drive
Lakeway, TX 78734

Stonebridge Ranch Country Club
7000-03 Beacon Hill
McKinney, TX 75070

The Ranch Country Club
5901 Glen Oaks
McKinney, Texas 75070

Trophy Club Country Club
500 Trophy Club Drive
Trophy Club, TX 76262

Yaupon Country Club
100 Clubhouse Drive
Austin, TX 78734

World of Tennis Sports Complex
1 World of Tennis Square
Austin, TX 78738

ClubCorp Granite Bay Management, Inc.	Granite Bay Golf Club 9600 Golf Club Drive A&B Granite Bay, CA 95746

ClubCorp Graphics, Inc.	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

ClubCorp Hamlet, LLC	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

ClubCorp International, Inc.	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

ClubCorp IW Golf Club, Inc.	Indian Wells Country Club 46000 Club Drive Indian Wells, CA 92210

ClubCorp Management Company for Stone Creek, LLC	Stone Creek Golf Club 9676 SW 62nd Loop Ocala, FL 34481

ClubCorp Mexico, Inc.	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

ClubCorp Mezzanine Borrower, LLC	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

ClubCorp Mission Hills Country Club, Inc.	Mission Hills Country Club 34600 Mission Hills Drive Rancho Mirage, CA 92270

ClubCorp Mortgage Borrower, LLC	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

ClubCorp Porter Valley Country Club, Inc.	Porter Valley Country Club 19216 Singing Hills Drive Northridge, CA 91326

GRANTOR	LOCATIONS

ClubCorp Publications, Inc.	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

ClubCorp San Jose Club, Inc.	Silicon Valley Capital Club 50 W San Fernando Ste 1700 San Jose, CA 95113

ClubCorp Shadow Ridge Golf Club, Inc.	Shadowridge Golf Club 1980 Gateway Drive Vista, CA 92081

ClubCorp Spring Valley Lake Country Club, Inc.	Spring Valley Lake Country Club 13229 Spring Valley Pkwy. Victorville, CA 92392

ClubCorp Symphony Towers Club, Inc.	University Club Atop Symphony Towers 750 B Street, Suite 3400 San Diego, CA 92101

ClubCorp Teal Bend Golf Club, Inc.	Teal Bend Golf Club 7200 Garden Highway Sacramento, CA 95837

ClubCorp TTC, LLC	Texas Tech Club Jones AT&T Stadium 2508 6th Street Lubbock, TX 79409

ClubCorp Turkey Creek Golf Club, Inc.	Turkey Creek Golf Club 1525 State Highway Route 193 Lincoln, CA 95648

ClubCorp USA, Inc.	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

ClubCorp Willow Creek, LLC	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

ClubCorp Wind Watch, LLC	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

ClubCorp - Asia	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

Columbia Capital City Club Corp.	Capital Club, Columbia 1201 Main Street, Suite 2500 Columbia SC 29201

Columbia Tower Club, Inc.	Columbia Tower Club 701 5th Avenue 7600 Columbia Center Seattle, WA 98104

Countryside Country Club, Inc.	Countryside Country Club 3001 Countryside Boulevard Clearwater, FL 33761

Currituck Golf, LLC	The Currituck Club 620 Currituck Clubhouse Drive Corolla, NC 27927

Dallas Tower Club, Inc.	Dallas Tower Club 1601 Elm Street, 48th Floor Dallas, TX 75201

Dayton Racquet Club, Inc.	Dayton Racquet Club 40 North Main Street, 40th Floor Dayton, OH 45402

DeBary Management Corp.	DeBary Golf & Country Club 300 Plantation Club Drive Debary, FL 32713

GRANTOR	LOCATIONS

Diamante’ Golf Club Management, Inc.	Diamante Country Club 2000 Country Club Drive Hot Springs Village, AR 71909

Diamante’ Golf Club Partners, Inc.	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

Diamond Run Club, Inc.	Diamond Run Golf Club 132 Laurel Oak Drive Sewickley, PA 15043-9385

Empire Ranch, LLC	Empire Ranch Golf Club 1620 E. Natoma Street Folsom, CA 95630

Fair Oaks Club Corp.	Fair Oaks Golf & Country Club 7900 Fair Oaks Parkway Fair Oaks Ranch, TX 78015

Farms of New Kent Management, LLC	The Club at Viniterra at New Kent Vinyards 8400 Old Church Road New Kent, VA 23124

FFFC Golf Acquisitions, L.L.C.	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

First City Club Management, Inc.	First City Club 32 Bull Street, 2nd Floor Savannah, GA 31401

Fort Bend Acquisition Corp.	The Club at Falcon Point 24503 Falcon Point Drive Katy, TX 77494

GCC Asset Management, Inc.	Gleneagles Country Club 5401 West Park Boulevard Plano, TX 75093

Glendale Management Corp.	Le Club 2001 West Good Hope Road Milaukee, WI 53209

Glendale Racquet Club, Inc.	Le Club Glendale Racquet Club 2001 West Good Hope Road Glendale, WI 53209

GP Bear’s Best Atlanta, Inc.	Bears Best Golf Club 5342 Aldeburgh Drive Suwanee, GA 30024

GP Bear’s Best Las Vegas, Inc.	Bears Best Las Vegas 11111 West Flamingo Road Las Vegas, NV 89035

GRanch Golf Club, Inc.	Gainey Ranch Golf Club 7600 Gainey Club Drive Scottsdale, AZ 85258

Greenbrier Country Club, Inc.	Greenbriar Country Club 1301 Volvo Parkway Chesapeake, VA 23320

Greenspoint Club, Inc.	Greenspoint Club 16925 Northchase Drive Houston, TX 77060

Hackberry Creek Country Club, Inc.	Hackberry Creek Country Club 1901-03 W. Royal Lane Irving, TX 75254

GRANTOR	LOCATIONS

Haile Plantation Management Corp.	Haile Plantation Golf and Country Club 9905 S W 44th Avenue, Suite B Gainesville, FL 32608

Harbour Club of Charleston, Inc.	Harbour Club 35 Prioleau Street Charleston, SC 29401

Hearthstone Country Club, Inc.	Hearthstone Country Club 7615 Ameswood Road Houston, TX 77038

Hill Country Golf, Inc.	Lost Creek Country Club 2612 Lost Creek Blvd Austin, TX 78746

Hills II of Lakeway, Inc.	Flintrock Falls Golf Course 401 Jack Nicklaus Drive Lakeway, TX 78738

Houston City Club, Inc.	The Houston City Club 1 City Club Drive Houston, TX 77046

HPG, L.C.	9905 S W 44th Avenue, Suite B Gainesville, FL 32608

Hunter’s Green Acquisition Corp.	Hunters Green Country Club 18050 Hunters Oak Court Tampa, FL 33647

Indigo Run Asset Corp.	Golden Bear Club at Indigo Run 72 Golden Bear Way Hilton Head Island, SC 29926 The Golf Club at Indigo Run 101 Berwick Drive Hilton Head Island Beaufort, SC 20026

Irving Club Acquisition Corp.	Las Colinas Country Club 4400 N. O’Connor Road Irving, TX 75062

Kingwood Country Club, Inc.	The Club at Deerwood 1717 Forest Garden Houston, TX 77345 Kingwood Country Club 1700 Lake Kingwood Trail Kingwood, TX 77339

Knollwood Country Club, Inc.	Knollwood Country Club 16633 Baywood Lane Granger, IN 46530

La Cima Club, Inc.	La Cima Club 5215 North O’Connor Road, 26th Floor Irving, TX 75063

Lakeway Clubs, Inc.	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

Laurel Springs Holdco, LLC	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

LionsGate Golf Club, Inc.	Nicklaus Golf Club at LionsGate 14225 Dearborn Avenue Overland Park, KS 06223

GRANTOR	LOCATIONS

MAC Club, LLC	Mid-America Club 200 East Randolph Drive, 80th Floor Chicago, IL 60601

Management Company for Eagle Ridge and The Preserve	Eagle Ridge Golf Club 13605 Del Webb Boulevard Summerfield, FL 34491 The Preserve Golf Club 13601 SW 115th Avenue Dunnellon, FL 33432-5621

Manager for CCHH, Inc.	Country Club of Hilton Head 70 Skull Creek Drive Hilton Head Island, SC 29926-1305

Master Club, Inc.	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

Memorial Stadium Club Management Corp.	The University of Texas Club 2108 Robert Dedman Drive Texas Memorial Stadium Austin, TX 78705

Memphis City Club, Inc.	The Crescent Club 6075 Poplar Avenue, Suite 909 Memphis, TN 38119

MH Villas, Inc.	34-600 Mission Hills Dr. Rancho Mirage, CA 92270

Monarch EP Management Corp.	Monarch Country Club 1801 SW Monarch Club Drive Palm City, FL 34990

Nashville Club Management, Inc.	Nashville City Club 201 Fouth Avenue North, 20th Floor Nashville, TN 32719

New England Country Club Management, Inc.	Ipswich Country Club 148 Country Club Way Ipswich, MA 01938

Northwood Management Corp.	Northwood Country Club 3157 Club Dr. Lawrenceville, GA 30044-2523

Oak Pointe Country Club, Inc.	Oak Pointe Country Club 4500 Club Brighton, MI 48116

Oakmont Management Corp.	Oakmont Country Club 1200 Club House Drive Corinth, TX 76205

GRANTOR	LOCATIONS

Operations Company for Homestead, Inc.

Sam Sneads Tavern
Hwy 220 PO Box 2000
Hot Springs, VA 24445

The Homestead - Rubinos
3789 Sam Snead Highway
Hot Springs, VA 24445

The Homestead
US Route 22, Box 2000
Hot Springs, VA 24445

The Homestead - The Lower Cascades
732 Lower Cascades Drive
Hot Springs, VA 24445

Owners Club Asset Company	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

Piedmont Club, Inc.	Piedmont Club 200 W. Second Street, 19th Floor Winston-Salem, NC 27101

Piedmont Golfers’ Club LLC	Piedmont Golfers’ Club 14675 Piedmont Vista Drive Haymarket, VA 20169

Pyramid Club Management, Inc.	Pyramid Club 1735 Market Street, 52nd Floor Philadelphia, PA 19103

Quail Hollow Management, Inc.	Quail Hollow Country Club 11295 Quail Hollow Drive Concord, OH 44077

Queens Harbour Corporation	Queens Harbour Yacht and Country Club 1131 Queens Harbour Boulevard Jacksonville, FL 32201

Renaissance Club, Inc.	Renaissance Club 200 Renaissance Center, Suite 3600 Detroit, MI 48243 Skyline Club 2800 Town Center, 28th Floor Southfield, MI 48075

Richardson Country Club Corp.	Canyon Creek Country Club 625 Lookout Drive Richardson, TX 75080

River Creek Country Club, Inc.	The River Creek Club 43800 Olympic Blvd. Leesburg, VA 20176

Rivers Club, Inc.	Rivers Club One Oxford Center 301 Grant Street Pittsburgh, PA 15219

Shady Valley Management Corp.	Shady Valley Golf Club 4001 West Park Row Arlington, TX 76013

GRANTOR	LOCATIONS

Shoreby Club Management, Inc.	Shoreby Club 40 Shoreby Drive Bratenahl, OH 44108

Silver Lake Management Corp.	Silver Lake Country Club 1325 Graham Road Cuyahoga Falls, OH 44224

Skyline Club, Inc.	Skyline Club One American Square, 36th Floor Indianapolis, IN 46204

Society Management, Inc.	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

Southern Trace Country Club of Shreveport, Inc.	Southern Trace Country Club 200 South Trace Parkway Shreveport, LA 71106

Stonebriar Management Corp.	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

Stonehenge Club, Inc.	Stonehenge Golf and Country Club 1000 Farnham Drive Richmond, VA 23236

Tampa Palms Club, Inc.	Tampa Palms Golf & Country Club 5811 Tampa Palms Boulevard Tampa, FL 33647

The 191 Club, Inc.	The 191 Club 191 Peachtree St NE, 49th Floor Atlanta, GA 30303

The Buckhead Club, Inc.	Buckhead Club 3344 Peachtree Road NE, 26th Floor Atlanta, GA 30326

The Club at Cimarron, Inc.	The Club at Cimarron 1200 S. Shary Road Mission, TX 78572

The Club at Society Center, Inc.	Club at Key Center Marriott Building 127 Public Square, 4th Floor Cleveland, OH 44114

The Commerce Club, Inc.	Commerce Club 1 Liberty Square, Floor 17 Greenville, SC 29601

The Downtown Club, Inc.

The Houston Center Club at Downtown
1100 Caroline, 11th Floor
Houston, TX 77002

The Met Business and Sports Club at Downtown
One Allen Center, 6th Floor
340 West Dallas
Houston, TX 77002

The Plaza Club at Downtown
910 Louisiana, 49th Floor
Houston, TX 77002

The Manager of the Owner’s Club, Inc.	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

GRANTOR	LOCATIONS

The Metropolitan Club of Chicago, Inc.	The Metropolitan Club 233 S. Wacker Drive, 67th Floor Chicago, IL 60606

The Owner’s Club, Inc.	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

The Owner’s Club at Hilton Head, L.P.	22 Aberdeen Court Hilton Head Island, SC 29926

The Owner’s Club of South Carolina, L.L.C.	3030 LBJ Freeway, Suite 600 Dallas, TX 75234

The Plaza Club of San Antonio, Inc.	Plaza Club of San Antonio 100 W. Houston Street, Suite 2100 San Antonio, TX 78205

The Summit Club, Inc.	The Summit Club 1901 6th Avenue, Suite 3100 Birmingham, AL 35203

The University Club, Inc.	University Club 210 E. Capital St., Ste 2200 Jackson, Mississippi 39201

Timarron Golf Club, Inc.	Timarron Country Club 1400 Byron Nelson Parkway SouthLake, TX 76092

Tower City Club of Virginia, Inc.	The Tower Club Tyson’s Corner 8000 Towers Crescent Dr., Ste 1700 Vienna, VA 22182

Tower Club of Dallas, Inc.	Dallas Tower Club 1601 Elm Street, 48th Floor Dallas, TX 75201

Tower Club, Inc.	Tower Club One Financial Plaza, 28th Floor Fort Lauderdale, FL 33394

Town Point Club, Inc.	Town Point Club World Trade Center, Suite 300 101 W. Main St. Norfolk, VA 23510

Treesdale Country Club, Inc.	Treesdale Country Club One Arnold Palmer Drive Gibsonia, PA 15044

UMass Club Management, LLC	University of Masachusetts Club 225 Franklin Street Boston, Massachusetts 02100

UNC Alumni Club Management, Inc.	Carolina Club George Watts Hill Alumni Center Stadium Drive at Ridge Road P.O. Box 111 Chapel Hill, NC 27514

University Club Management Co., Inc.	University Center Club Doak Campbell Stadium Florida State University Tallahassee, Fl 32306

University Club, Inc.	University Club 1301 Riverplace Boulevard, #2516 Jacksonville, FL 32207

GRANTOR	LOCATIONS

Walnut Creek Management Corporation	Walnut Creek Country Club 1151 Country Club Drive Mansfield, TX 76063

West Park Club, Inc.	The WestLake Club 570 Westlake Park Boulevard 6th, 7th & 8th Levels Houston, TX 77079

Westlake City Club, Inc.	The WestLake Club 570 Westlake Park Boulevard 6th, 7th & 8th Levels Houston, TX 77079

Wildflower Country Club, Inc.	Wildflower Country Club 4902 Wildflower Lane Temple, TX 76502

Willow Creek Management, Inc.	Willow Creek Golf Club 24525 Northcrest Spring, TX 77389

Woodside Plantation Country Club, Inc.	Woodside Plantation Country Club 1000 Woodside Plantation Aiken, SC 29803

SCHEDULE 5

PLEDGED COLLATERAL

Part 1. Pledged Certificated Stock to be delivered to the Administrative Agent

Grantor	Issuers	Grantor’s Ownership Interest in Issuer	% of Outstanding Ownership Interest in Issuer being Pledged by Grantor
CCA Club Operations Holdings, LLC	ClubCorp Club Operations, Inc.	100%	100%

ClubCorp Club Operations, Inc.	ClubCorp USA, Inc.	100%	100%

CCA Golf Course Holdco, LLC	FFFC Golf Acquisitions, L.L.C.	100%	100%
	Akron Management Corp.	100%	100%
	Anthem Golf, LLC	100%	100%
	April Sound Management Corp.	100%	100%
	Bay Oaks Country Club, Inc.	100%	100%
	Brookhaven Country Club, Inc.	100%	100%
	Canyon Gate at Las Vegas, Inc.	100%	100%
	ClubCorp Braemar Country Club, Inc.	100%	100%
	ClubCorp Canyon Crest Country Club, Inc.	100%	100%
	ClubCorp Coto Property Holdings, Inc.	100%	100%
	ClubCorp Crow Canyon Management Corp.	100%	100%
	ClubCorp Desert Falls Country Club, Inc.	100%	100%
	ClubCorp Gen Par of Texas, L.L.C.	100%	100%
	ClubCorp Porter Valley Country Club, Inc.	100%	100%
	ClubCorp Shadow Ridge Golf Club, Inc.	100%	100%
	ClubCorp Spring Valley Lake Country Club, Inc.	100%	100%
	Countryside Country Club, Inc.	100%	100%
	DeBary Management Corp.	100%	100%
	Diamond Run Club, Inc.	100%	100%
	Fair Oaks Club Corp.	100%	100%
	Fort Bend Acquisition Corp.	100%	100%
	GCC Asset Management, Inc.	100%	100%
	GRanch Golf Club, Inc.	100%	100%
	Greenbrier Country Club, Inc.	100%	100%
	Hackberry Creek Country Club, Inc.	100%	100%
	Haile Plantation Management Corp.	100%	100%
	Hearthstone Country Club, Inc.	100%	100%
	Hill Country Golf, Inc.	100%	100%
	Hunter’s Green Acquisition Corp.	100%	100%
	Indigo Run Asset Corp.	100%	100%
	Irving Club Acquisition Corp.	100%	100%
	Kingwood Country Club, Inc.	100%	100%

Grantor	Issuers	Grantor’s Ownership Interest in Issuer	% of Outstanding Ownership Interest in Issuer being Pledged by Grantor
	Knollwood Country Club, Inc.	100%	100%
	Lakeway Clubs, Inc.	100%	100%
	Manager for CCHH, Inc.	100%	100%
	Northwood Management Corp.	100%	100%
	Oak Pointe Country Club, Inc.	100%	100%
	Oakmont Management Corp.	100%	100%
	Quail Hollow Management, Inc.	100%	100%
	Queens Harbour Corporation	100%	100%
	Richardson Country Club Corp.	100%	100%
	Shady Valley Management Corp.	100%	100%
	Southern Trace Country Club of Shreveport, Inc.	100%	100%
	Tampa Palms Club, Inc.	100%	100%
	The Club at Cimarron, Inc.	100%	100%
	Timarron Golf Club, Inc.	100%	100%
	Treesdale Country Club, Inc.	100%	100%
	Walnut Creek Management Corporation	100%	100%
	Wildflower Country Club, Inc.	100%	100%
	Woodside Plantation Country Club, Inc.	100%	100%
	ClubCorp Golf of Georgia, L.P.	99%	99%
	ClubCorp Golf of Texas, L.P.	99%	99%

CCA Mezzanine Holdco, LLC	ClubCorp Mexico, Inc.	100%	100%
	191 CC Operating Co., LLC	100%	100%
	Athletic Club at the Equitable Center, Inc.	100%	100%
	Capital City Club of Montgomery, Inc.	100%	100%
	Capital City Club of Raleigh, Inc.	100%	100%
	Centre Club, Inc.	100%	100%
	Citrus Club, Inc.	100%	100%
	City Club of Washington, Inc.	100%	100%
	Club at Boston College, Inc.	100%	100%
	Club Le Conte, Inc.	100%	100%
	ClubCorp Bunker Hill Club, Inc.	100%	100%
	ClubCorp Center Club, Inc.	100%	100%
	ClubCorp San Jose Club, Inc.	100%	100%
	ClubCorp Symphony Towers Club, Inc.	100%	100%
	Columbia Capital City Club Corp.	100%	100%
	Columbia Tower Club, Inc.	100%	100%
	Dayton Racquet Club, Inc.	100%	100%
	First City Club Management, Inc.	100%	100%
	Glendale Management Corp.	100%	100%
	Greenspoint Club, Inc.	100%	100%
	Harbour Club of Charleston, Inc.	100%	100%
	Houston City Club, Inc.	100%	100%

Grantor	Issuers		Grantor’s Ownership Interest in Issuer	% of Outstanding Ownership Interest in Issuer being Pledged by Grantor
	La Cima Club, Inc.		100%	100%
	MAC Club, LLC		100%	100%
	Memorial Stadium Club Management Corp.		100%	100%
	Memphis City Club, Inc.		100%	100%
	Nashville Club Management, Inc.		100%	100%
	Piedmont Club, Inc.		100%	100%
	Pyramid Club Management, Inc.		100%	100%
	Renaissance Club, Inc.		100%	100%
	Rivers Club, Inc.		100%	100%
	Shoreby Club Management, Inc.		100%	100%
	Skyline Club, Inc.		100%	100%
	The 191 Club, Inc.		100%	100%
	The Buckhead Club, Inc.		100%	100%
	The Club at Society Center, Inc.		100%	100%
	The Commerce Club, Inc.		100%	100%
	The Downtown Club, Inc.		100%	100%
	The Metropolitan Club of Chicago, Inc.		100%	100%
	The Plaza Club of San Antonio, Inc.		100%	100%
	The Summit Club, Inc.		100%	100%
	The University Club, Inc.		100%	100%
	Tower City Club of Virginia, Inc.		100%	100%
	Tower Club of Dallas, Inc.		100%	100%
	Tower Club, Inc.		100%	100%
	Town Point Club, Inc.		100%	100%
	UMass Club Management, LLC		100%	100%
	UNC Alumni Club Management, Inc.		100%	100%
	University Club Management Co., Inc.		100%	100%
	University Club, Inc.		100%	100%
	Westlake City Club, Inc.		100%	100%
	Aspen Glen Golf Club Management Company		100%	100%
	Bluegrass Club, LLC		100%	100%
	ClubCorp Airways Golf, Inc.		100%	100%
	ClubCorp Aliso Viejo Holding Corp.		100%	100%
	ClubCorp GCL Corporation		100%	100%
	ClubCorp Granite Bay Management, Inc.		100%	100%
	ClubCorp IW Golf Club, Inc.		100%	100%
	ClubCorp Mission Hills Country Club, Inc.		100%	100%
	ClubCorp Teal Bend Golf Club, Inc.		100%	100%
	ClubCorp Turkey Creek Golf Club, Inc.		100%	100%
	Currituck Golf, LLC		100%	100%
	Diamante’ Golf Club Management, Inc	.	100%	100%
	Diamante’ Golf Club Partners, Inc	.	100%	100%

Grantor	Issuers	Grantor’s Ownership Interest in Issuer	% of Outstanding Ownership Interest in Issuer being Pledged by Grantor
	Empire Ranch, LLC	100%	100%
	GP Bear’s Best Atlanta, Inc.	100%	100%
	GP Bear’s Best Las Vegas, Inc.	100%	100%
	Laurel Springs Holdco, LLC	100%	100%
	LionsGate Golf Club, Inc.	100%	100%
	Management Company for Eagle Ridge and The Preserve	100%	100%
	New England Country Club Management, Inc.	100%	100%
	River Creek Country Club, Inc.	100%	100%
	Silver Lake Management Corp.	100%	100%
	Stonebriar Management Corp.	100%	100%
	Stonehenge Club, Inc.	100%	100%
	Willow Creek Management, Inc.	100%	100%

ClubCorp Aliso Viejo Holding Corp.	Aliso Viejo Golf Club Joint Venture	50%	50%

ClubCorp - Asia	ClubCorp Asia Investments Inc.	100%	100%

ClubCorp Buying Services, Inc.	ClubCorp Aven Holdings, Inc.	100%	100%

ClubCorp Club Operations, Inc.	ClubCorp USA, Inc.	100%	100%

ClubCorp GCL Corporation, Inc.	Aliso Viejo Golf Club Joint Venture	50%	50%

ClubCorp Gen Par of Texas, L.L.C.	ClubCorp Golf of Georgia, L.P.	1%	1%
	ClubCorp Golf of Texas, L.P.	1%	1%

ClubCorp International, Inc.	ClubCorp —Asia	100%	100%

ClubCorp Mezzanine Borrower, LLC	ClubCorp Mortgage Borrower, LLC	100%	100%
	CCA Mezzanine Holdco, LLC	100%	100%

ClubCorp Mortgage Borrower, LLC	Barton Creek Resort & Clubs, Inc.	100%	100%
	CCA Golf Course Holdco, LLC	100%	100%
	Operations Company for Homestead, Inc.	100%	100%

ClubCorp Mexico, Inc.	CCG Club de Golf S.A. de C.V.	99.28%	65	%(1)
	Promociones Turisticas Professionales, S.A. de C.V.	99%	65	%(2)
	CG Inversiones S.A. de C.V.	98.8%	65	%(3)

ClubCorp USA, Inc.	ClubCorp Buying Services, Inc.	100%	100%
	ClubCorp Financial Management Company	100%	100%
	ClubCorp Graphics, Inc.	100%	100%
	ClubCorp Mezzanine Borrower, LLC	100%	100%
	ClubCorp Publications, Inc.	100%	100%
	Master Club, Inc.	100%	100%
	MH Villas, Inc.	100%	100%
	Monarch EP Management Corp.	100%	100%
	Owners Club Asset Company	100%	100%
	Society Management, Inc.	100%	100%

(1)  These are the same shares pledged pursuant to the Mexico Pledge Agreement.

(2)  These are the same shares pledged pursuant to the Mexico Pledge Agreement.

(3)  These are the same shares pledged pursuant to the Mexico Pledge Agreement.

Grantor	Issuers	Grantor’s Ownership Interest in Issuer	% of Outstanding Ownership Interest in Issuer being Pledged by Grantor
	The Manager of the Owner’s Club, Inc.	100%	100%
	The Owner’s Club, Inc.	100%	100%
	Hills II of Lakeway, Inc.	100%	100%
	ClubCorp International, Inc.	100%	100%

FFFC Golf Acquisitions, L.L.C.	ClubCorp Golf of California, L.L.C.	100%	100%
	ClubCorp Golf of Florida, L.L.C.	100%	100%
	ClubCorp Golf of North Carolina, L.L.C.	100%	100%
	Piedmont Golfers’ Club LLC	100%	100%

Glendale Management Corp.	Glendale Racquet Club, Inc.	100%	100%

Tower Club of Dallas, Inc.	Dallas Tower Club, Inc.	100%	100%

Westlake City Club, Inc.	West Park Club, Inc.	100%	100%

Part 2. Pledged Uncertificated Stock and Pledged Certificated Stock — delivery of which is not required

Grantor	Issuer	Grantor’s Ownership Interest in Issuer	% of Outstanding Ownership Interest in Issuer being Pledged by Grantor
ClubCorp USA, Inc.	191 Athletic Club Management Company, LLC	100%	100%
	AZ Club, LLC	100%	100%
	ClubCorp Hamlet, LLC	100%	100%
	ClubCorp Management Company for Stone Creek, LLC	100%	100%
	ClubCorp TTC, LLC	100%	100%
	ClubCorp Willow Creek, LLC	100%	100%
	ClubCorp Wind Watch, LLC	100%	100%
	Farms of New Kent Management, LLC	100%	100%

Haile Plantation Management Corp	HPG, L.C.	100%	100%

Owners Club Asset Company	The Owner’s Club of South Carolina, L.L.C.	49.50%	49.50%

The Manager of the Owner’s Club, Inc.	The Owner’s Club at Hilton Head, L.P.	1%	1%

The Owner’s Club, Inc	The Owner’s Club of South Carolina, L.L.C.	50.50%	50.50%

The Owner’s Club of South Carolina, L.L.C	The Owner’s Club at Hilton Head, L.P.	99%	99%

Part 3. Pledged Debt

NONE

SCHEDULE 6

A.       REGISTERED TRADEMARKS (USA)

(*Material Intellectual Property)

Owner	Mark	Registration No.	Status	Date Registered
ClubCorp, Inc.	[Registered Trademark Logo] (World mark)	1809569	Registered	12/7/1993
ClubCorp, Inc.	ASSOCIATE CLUB	2031369*	Registered	1/21/1997
ClubCorp, Inc.	ASSOCIATE CLUBS	3809576*	Registered	6/29/2010
ClubCorp USA, Inc.	BUILDING RELATIONSHIPS & ENRICHING LIVES	3257550*	Registered	7/3/2007
ClubCorp, Inc.	CALL THE CLUBLINE	1842141	Registered	6/28/1994
ClubCorp, Inc.	[Registered Trademark Logo]	2739660*	Registered	7/22/2003
ClubCorp, Inc.	[Registered Trademark Logo]	3805881*	Registered	6/22/2010
ClubCorp, Inc.	[Registered Trademark Logo]	3869580*	Registered	11/2/2010
ClubCorp Financial Management Company	[Registered Trademark Logo]	1798502	Registered	10/12/1993
ClubCorp Financial Management Company	[Registered Trademark Logo]	1794120	Registered	9/21/2003
ClubCorp Financial Management Company	[Registered Trademark Logo]	1796801	Registered	10/5/1993
ClubCorp Financial Management Company	CLUBCATER	1794119	Registered	9/21/1993
ClubCorp, Inc.	CLUBCORP	3805888*	Registered	6/22/2010
ClubCorp, Inc.	CLUBCORP	3853295*	Registered	9/28/2010
ClubCorp, Inc.	CLUBCORP	2715195*	Registered	5/13/2003
ClubCorp, Inc.	CLUBCORP	1829559*	Registered	4/5/1994

Owner	Mark	Registration No.	Status	Date Registered
ClubCorp, Inc.	CLUBCORP	1857126*	Registered	10/4/1994
ClubCorp, Inc.	CLUBCORP RESORTS	2964428	Registered	7/5/2005
ClubCorp, Inc.	[Registered Trademark Logo]	2964429	Registered	7/5/2005
ClubCorp, Inc.	[Registered Trademark Logo]	2774312	Registered	10/21/2003
ClubCorp, Inc.	[Registered Trademark Logo]	1718631	Registered	9/22/1992
ClubCorp USA, Inc.	CLUBCORP CHARITY CLASSIC	3869730	Registered	11/2/2010
ClubCorp, Inc.	CLUBLINE	3115841	Registered	7/18/2006
ClubCorp, Inc.	CLUB RESORTS	3809640	Registered	6/29/2010
ClubCorp, Inc.	FASTEE COURSE	3693584	Registered	10/6/2009
ClubCorp USA, Inc.	[Registered Trademark Logo]	3258688	Registered	7/3/2007
ClubCorp USA, Inc.	[Registered Trademark Logo]	1557287	Registered	9/19/1989
ClubCorp USA, Inc.	[Registered Trademark Logo]	1567584	Registered.	11/21/1989
ClubCorp, Inc.	MEMBERCARD	1910358	Registered	8/8/1995
ClubCorp, Inc.	MEMBERCARD	1908763	Registered	8/1/1995
ClubCorp Publications, Inc.	PRIVATE CLUBS	3809587*	Registered	6/29/2010
ClubCorp, Inc.	PLAZA CLUB HAWAII	3805883	Registered	6/22/2010
ClubCorp, Inc.	[Registered Trademark Logo]	3805889	Registered	6/22/2010
ClubCorp, Inc. (formerly owned by Pinehurst Company)	THE OWNERS CLUB	3757515	Registered	3/9/2010
Society Management, Inc.	THE SOCIETY	2713763	Registered	5/6/2003
ClubCorp, Inc.	The World Leader in Private Clubs	3809642*	Registered	6/29/2010

Owner	Mark	Registration No.	Status	Date Registered
ClubCorp, Inc.	Warm Welcomes, Magic Moments, and Fond Farewells	3805951*	Registered	6/22/2010

REGISTERED TRADEMARKS (FOREIGN)

None

COPYRIGHT REGISTRATIONS (USA OR FOREIGN)

None

PATENT REGISTRATIONS (USA OR FOREIGN)

None

SCHEDULE 6

B.            TRADEMARK APPLICATIONS

Owner	Mark	Serial (Application) No.	Registration No.	Date of Application
ClubCorp, Inc.	CLUB WITHOUT WALLS	77-478858	Pending	5/20/2008

TRADEMARK APPLICATIONS (FOREIGN)

None

COPYRIGHT APPLICATIONS (USA AND FOREIGN)

None

PATENT APPLICATIONS (USA AND FOREIGN)

None

SCHEDULE 6

C. IP LICENSES

License Agreements

(Intellectual Property)

1.                                       Bear’s Best Atlanta License Agreement:

Bear’s Best Golf Club License Agreement, dated February 23, 2000, by and between Golden Bear International, Inc., a Florida corporation (“Licensor”) and Bear’s Best Atlanta, L.P., a Georgia limited partnership (“Licensee”), granting the use of certain trademark rights in the name and phrase “Bear’s Best” and Bear’s Best logo for the purpose of identifying a golf facility located Gwinnett County, Georgia.

2.                                       Bear’s Best Las Vegas License Agreement:

Bear’s Best Golf Club License Agreement, dated April 3, 2000, by and between Golden Bear International, Inc., a Florida corporation (“Licensor”) and Bear’s Best Las Vegas, L.P., a Nevada limited partnership (“Licensee”), granting the use of certain trademark rights in the name and phrase “Bear’s Best” and Bear’s Best logo for the purpose of identifying a golf facility located in Clark County, Nevada.

3.                                       Laurel Springs 1998-Golden Bear License Agreement:

Golden Bear Golf Club License Agreement, dated October 15, 1998, by and between Golden Bear International, Inc., a Florida corporation (“Licensor”), and Laurel Springs Limited Partnership, a Delaware limited partnership (“Licensee”), granting the use of certain trademark rights in the name and phrase Golden Bear Golf Club™ and Golden Bear logo to identify, operate and promote a semi-private daily fee golf course facility located in Suwanee, Forsyth County, Georgia.

4.                                       Laurel Springs 1999-Golden Bear License Agreement:

Golden Bear Golf Club License Agreement, dated September 30, 1999, by and between Golden Bear International, Inc., a Florida corporation (“Licensor”) and ClubCorp LSprings, L.P., a Georgia limited partnership (“Licensee”), granting a license to utilize the Licensor’s trademark rights in the name and phrase “Golden Bear Golf Club™” and its Golden Bear logo in connection with the operation of a high quality, regulation length 18 hole golf course and practice facilities located in Suwanee, Forsyth County, Georgia.

5.                                       Laurel Springs License Agreement:

Laurel Springs License Agreement, dated September, 1999, by and between Laurel Springs Limited Partnership (“Licensor”), a Delaware limited partnership and ClubCorp LSprings, L.P., a Georgia limited partnership (“Licensee”), granting a non-exclusive, royalty free right and license to use the Trademark, words and logo “Laurel Springs”, in connection with Licensee’s development, operation and advertising of the golf club located in Suwanee, Forsyth County, Georgia.

6.                                       Firestone License Agreement:

License Agreement, dated March 9, 1981, by and between The Firestone Tire and Rubber Company, an Ohio corporation (“Licensor”) and Akron Management Corp., an Ohio corporation (“Licensee”), granting a license to use the words “Firestone Country Club” in the stylized and logo formats (all collectively referred to as the “Licensed Marks and Names”) for the operation and marketing of the club located in Akron, Ohio. Licensee having acquired Firestone Country Club pursuant to a Contract of Sale dated February 23, 1981, between Licensor and Licensee, Licensor granted the use of Licensed Marks and Names limited to use by Firestone Country Club.

7.                                       LionsGate (Nicklaus Golf Club at) License Agreement:

Nicklaus Golf Club and Golden Bear Golf Club License Agreement, dated December 15, 1998, by and between Golden Bear International, Inc., a Florida corporation (“Licensor”) and Nicklaus Golf Club, L.P., at Lionsgate, a Kansas limited partnership (“Licensee”), granting a license to utilize the Licensor’s trademark rights in the name and phrase “Golden Bear Golf Club™” and its Golden Bear logo in connection with the operation of a high quality, regulation length 18 hole golf course and practice facilities located in Overland Park, Kansas.

SCHEDULE 6

D.            DOMAIN NAMES

Owner	Domain Name	Creation Date	Expiration Date

ClubCorp USA	191-CLUB.COM	01/18/00	01/18/12

ClubCorp USA	AIRWAYS-GOLF.COM	05/17/00	05/17/11

ClubCorp USA	ALISOGOLF.COM	09/13/00	09/17/12

ClubCorp USA	ANTHEMCLUBAZ.COM	04/19/07	04/19/12

ClubCorp USA	ANTHEMGOLFCLUB.COM	10/12/06	10/12/11

ClubCorp USA	ANTHEMGOLFCLUBAZ.COM	11/02/06	11/02/11

ClubCorp USA	APRIL-SOUND.COM	01/18/00	01/18/13

ClubCorp USA	APRILSOUNDCOUNTRYCLUB.COM	04/20/05	04/20/11

ClubCorp USA	APRIVATEEVENT.COM	10/10/01	10/10/11

ClubCorp USA	ARIZONA-SOCIETY.COM	07/27/07	07/27/12

ClubCorp USA	ASPEN-GLEN.COM	01/18/00	01/18/13

ClubCorp USA	ATHLETICSWIM.COM	01/18/00	01/18/12

ClubCorp USA	ATLANTASOCIETY.COM	01/18/00	01/18/13

ClubCorp USA	AUSTINSOCIETY.COM	01/09/99	01/09/11

ClubCorp USA	BANKERS-CINN.COM	01/18/00	01/18/11

ClubCorp USA	BAYOAKSCOUNTRYCLUB.COM	08/16/99	08/16/12

ClubCorp USA	BEARSBESTATLANTA.COM	06/01/01	06/01/12

ClubCorp USA	BEARSBESTLASVEGAS.COM	06/01/01	06/01/12

ClubCorp USA	BLUEGRASSCOUNTRYCLUB.COM	07/31/01	07/31/12

ClubCorp USA	BOSTONCOLLEGECLUB.COM	08/16/99	08/16/12

ClubCorp USA	BRAEMARCLUB.COM	01/18/00	01/18/13

ClubCorp USA	BROOKHAVENCLUB.COM	01/18/00	01/18/13

ClubCorp USA	BUCKHEAD-CLUB.COM	01/18/00	01/18/13

ClubCorp USA	CANYONCREEKCC.COM	07/07/04	10/04/12

ClubCorp USA	CANYONCREEKCLUB.COM	01/18/00	01/18/13

ClubCorp USA	CANYONCREEKCOUNTRYCLUB.COM	07/07/04	10/04/12

ClubCorp USA	CANYONCRESTCC.COM	06/16/00	06/16/12

ClubCorp USA	CANYON-GATE.COM	01/18/00	01/18/13

ClubCorp USA	CANYONGATECOUNTRYCLUB.COM	07/07/04	10/06/12

ClubCorp USA	CAPITALCOLUMBIA.COM	01/18/00	01/18/11

ClubCorp USA	CAPITALMONTGOMERY.COM	01/18/00	01/18/12

ClubCorp USA	CAPITALRALEIGH.COM	01/18/00	01/18/11

ClubCorp USA	CAPITALSOCIETY.COM	05/25/00	05/25/12

ClubCorp USA	CARDINAL-CLUB.COM	01/18/00	01/18/13

ClubCorp USA	CARILLONBEACHCLUB.COM	10/12/06	10/12/11

ClubCorp USA	CAROLINA-CLUB.COM	01/18/00	01/18/12

ClubCorp USA	CENTER-CLUB.COM	06/06/00	06/06/12

ClubCorp USA	CENTRETAMPA.COM	05/31/00	05/31/12

ClubCorp USA	CHARLOTTESOCIETY.COM	01/18/00	01/18/11

ClubCorp USA	CHICAGO-SOCIETY.COM	01/18/00	01/18/11

ClubCorp USA	CITRUS-CLUB.COM	01/18/00	01/18/11

ClubCorp USA	CITY-WASHINGTON.COM	01/18/00	01/18/12

ClubCorp USA	CLUBATCIMARRON.COM	01/18/00	01/18/13

ClubCorp USA	CLUBBENEFITSONLINE.COM	04/23/09	04/23/11

ClubCorp USA	CLUBCORP.IN	03/12/08	03/12/11

ClubCorp USA	CLUBCORP.TW	03/12/08	03/12/13

ClubCorp USA	CLUBCORPATLANTA.COM	09/23/02	09/23/12

Owner	Domain Name	Creation Date	Expiration Date

ClubCorp USA	CLUBCORPBUSINESSCLUBS.COM	10/19/00	10/19/12

ClubCorp USA	CLUBCORPDAILYFEE.COM	05/02/05	05/02/12

ClubCorp USA	CLUBCORPEVENTS.COM	05/02/05	05/02/12

ClubCorp USA	CLUBCORPGOLF.COM	08/07/00	08/07/12

ClubCorp USA	CLUBCORPGOLFSACRAMENTO.COM	03/20/09	03/20/11

ClubCorp USA	CLUBCORPINTL.COM	03/12/96	03/13/12

ClubCorp USA	CLUBCORPLIFE.COM	08/11/09	08/11/11

ClubCorp USA	CLUBCORPLIFE.NET	08/12/09	08/12/11

ClubCorp USA	CLUBCORPMEETINGS.COM	05/02/05	05/02/12

ClubCorp USA	CLUBCORPMEMBERAPPRECIATION.COM	12/18/08	12/18/10

ClubCorp USA	CLUBCORPMEMBERSHIP.COM	05/02/05	05/02/12

ClubCorp USA	CLUBCORPNETWORK.COM	08/11/09	08/11/11

ClubCorp USA	CLUBCORPNETWORK.NET	08/12/09	08/12/11

ClubCorp USA	CLUBCORPONLINE.COM	01/09/01	01/09/11

ClubCorp USA	CLUBCORPPRIVATEEVENTS.COM	05/02/05	05/02/12

ClubCorp USA	CLUBCORPRESERVE.COM	11/15/05	11/15/11

ClubCorp USA	CLUBCORPRESORTS.COM	04/12/99	04/12/12

ClubCorp USA	CLUBCORPSOCIETIES.COM	01/31/06	01/31/11

ClubCorp USA	CLUBCORPWEDDINGS.COM	05/02/05	05/02/12

ClubCorp USA	CLUBCORPYEX.COM	04/22/09	04/22/11

ClubCorp USA	CLUBLECONTE.COM	06/12/00	06/12/12

ClubCorp USA	CLUBLINE.COM	03/22/96	03/23/12

ClubCorp USA	CLUBRESORTS.COM	03/12/96	03/13/12

ClubCorp USA	CLUBSATSTONEBRIDGERANCH.COM	06/09/00	06/09/12

ClubCorp USA	CLUBSOFLAKEWAY.COM	04/27/00	04/27/11

ClubCorp USA	CLUBWITHOUTWALLS.NET	01/21/08	01/21/11

ClubCorp USA	CMECLUB.COM	01/18/00	01/18/11

ClubCorp USA	COLUMBIA-TOWER.COM	01/18/00	01/18/11

ClubCorp USA	COMMERCE-CLUB.COM	01/18/00	01/18/12

ClubCorp USA	COMPASS-SOCIETY.COM	01/18/00	01/18/13

ClubCorp USA	COMPASS-SOCIETYNORTHERN.COM	02/06/08	02/06/13

ClubCorp USA	COMPASSSOCIETYSC.COM	09/11/02	09/11/12

ClubCorp USA	COMPASS-SOCIETYSOUTHERN.COM	02/06/08	02/06/13

ClubCorp USA	CONNECTIONSERIES.COM	04/12/02	04/12/12

ClubCorp USA	COTO-DE-CAZA.COM	06/21/02	06/21/12

ClubCorp USA	COUNTRYCLUBOFGWINNETT.COM	03/15/05	03/15/12

ClubCorp USA	COUNTRYSIDECLUB.COM	01/18/00	01/18/12

ClubCorp USA	COUNTRYSIDECOUNTRYCLUB.COM	01/09/99	01/09/11

ClubCorp USA	CRESCENT-CLUB.COM	01/18/00	01/18/12

ClubCorp USA	CROSSBAYCLUB.COM	02/25/09	02/25/11

ClubCorp USA	CROW-CANYON.COM	01/18/00	01/18/12

ClubCorp USA	DALLASSTARSCOUNTRYCLUB.COM	08/22/03	08/22/12

ClubCorp USA	DAYTONRACQUET.COM	01/18/00	01/18/13

ClubCorp USA	DEBARYCC.COM	06/26/01	08/25/12

ClubCorp USA	DEERCREEKCLUB.COM	01/18/00	01/18/13

ClubCorp USA	DELAWAREVALLEYSOCIETY.COM	07/21/06	07/21/10

ClubCorp USA	DELAWAREVALLEYSOCIETYOFCLUBS.COM	01/10/07	01/10/11

ClubCorp USA	DESERT-FALLS.COM	01/18/00	01/18/13

ClubCorp USA	DETROITSOCIETY.COM	05/09/00	05/09/11

ClubCorp USA	DEVILSRIDGECC.COM	01/18/00	01/18/11

ClubCorp USA	DFWSOCIETY.COM	01/11/99	01/11/11

Owner	Domain Name	Creation Date	Expiration Date

ClubCorp USA	DIAMANTECLUB.COM	01/18/00	01/18/11

ClubCorp USA	DIAMOND-RUN.COM	01/18/00	01/18/13

ClubCorp USA	EAGLESLANDINGCC.COM	01/18/00	01/18/13

ClubCorp USA	EASTLAKEWOODLANDSCC.COM	05/22/00	05/22/11

ClubCorp USA	ELCAPITANCC.COM	03/15/05	03/15/12

ClubCorp USA	ELCAPITANCLUB.COM	03/15/05	03/15/12

ClubCorp USA	EMPIRERANCHGOLFCLUB.COM	03/19/02	03/19/12

ClubCorp USA	EPCAREFOUNDATION.COM	07/09/07	07/09/10

ClubCorp USA	FAIROAKSCLUB.COM	01/18/00	01/18/11

ClubCorp USA	FALCONPOINT.COM	01/27/99	01/27/12

ClubCorp USA	FIRESTONECOUNTRYCLUB.COM	01/06/00	01/06/11

ClubCorp USA	FIRSTCITYCLUB.COM	01/11/99	01/11/11

ClubCorp USA	GAINEYRANCHCC.COM	01/18/00	01/18/12

ClubCorp USA	GLENEAGLESCLUB.COM	01/18/00	01/18/12

ClubCorp USA	GOLDENBEAR-INDIGORUN.COM	01/18/00	01/18/11

ClubCorp USA	GOLF-INSTITUTE.COM	02/05/02	02/05/11

ClubCorp USA	GRANITEBAYCLUB.COM	01/18/00	01/18/13

ClubCorp USA	GREENBRIERCLUB.COM	01/18/00	01/18/13

ClubCorp USA	GREENSPOINTCLUB.COM	01/18/00	01/18/13

ClubCorp USA	HACKBERRYCREEKCC.COM	10/04/99	10/04/12

ClubCorp USA	HAILEPLANTATIONGOLF.COM	10/19/00	10/19/12

ClubCorp USA	HARBORSTATIONCC.COM	04/20/06	04/20/11

ClubCorp USA	HARBORSTATIONCLUB.COM	04/20/06	04/20/11

ClubCorp USA	HARBORSTATIONCOUNTRYCLUB.COM	04/20/06	04/20/11

ClubCorp USA	HARBOUR-CHARLESTON.COM	01/18/00	01/18/12

ClubCorp USA	HEARTHSTONECLUB.COM	01/18/00	01/18/13

ClubCorp USA	HILLSOFLAKEWAYCC.COM	02/08/07	02/08/11

ClubCorp USA	HILTONHEADCLUB.COM	01/18/00	01/18/11

ClubCorp USA	HILTONHEADOWNERSCLUB.COM	07/25/07	07/25/12

ClubCorp USA	HOUSTONCITYCLUB.COM	01/18/00	01/18/13

ClubCorp USA	HOUSTONSOCIETY.COM	01/18/00	01/18/12

ClubCorp USA	HUNTERSGREENCC.COM	01/18/00	01/18/12

ClubCorp USA	ICITYCLUB.COM	01/10/00	01/10/11

ClubCorp USA	INDIANWELLSCLUB.COM	01/18/00	01/18/11

ClubCorp USA	IPSWICHCC.COM	07/07/04	10/05/12

ClubCorp USA	IPSWICHCLUB.COM	05/08/00	05/08/12

ClubCorp USA	IPSWICHCOUNTRYCLUB.COM	07/07/04	10/05/12

ClubCorp USA	ISLANDSOCIETY.COM	10/14/99	10/14/12

ClubCorp USA	JACKSONVILLESOCIETY.COM	01/10/99	01/10/11

ClubCorp USA	KNOLLWOODCLUB.COM	01/18/00	01/18/12

ClubCorp USA	LACIMACLUB.COM	07/23/98	07/22/10

ClubCorp USA	LAKEWAYGOLFCLUB.COM	01/29/03	01/29/12

ClubCorp USA	LASCOLINASCC.COM	02/05/99	02/05/11

ClubCorp USA	LASCOLINASCOUNTRYCLUB.COM	07/07/04	10/05/12

ClubCorp USA	LAURELSPRINGSCLUB.COM	01/18/00	01/18/13

ClubCorp USA	LE-CLUB-MILWAUKEE.COM	01/18/00	01/18/12

ClubCorp USA	LOCHMERE.COM	01/18/00	01/18/13

ClubCorp USA	LONESTARCLUBS.COM	01/02/07	01/02/11

ClubCorp USA	LOSTCREEKCLUB.COM	01/18/00	01/18/13

ClubCorp USA	MEMBERAPPRECIATIONDAYS.COM	09/17/08	09/17/10

ClubCorp USA	MEMBERSHIPWITHOUTWALLS.COM	01/21/08	01/21/11

Owner	Domain Name	Creation Date	Expiration Date

ClubCorp USA	METCLUBCHICAGO.COM	09/07/01	02/18/12

ClubCorp USA	METFITCLUB.COM	01/02/02	01/02/11

ClubCorp USA	MIDAMCLUB.COM	02/10/00	02/10/13

ClubCorp USA	MISSIONHILLS.COM	03/15/96	03/16/12

ClubCorp USA	MONARCHCLUB.COM	01/18/00	01/18/11

ClubCorp USA	MORGANRUN.COM	05/24/98	05/24/12

ClubCorp USA	MUSICCITYSOCIETY.COM	07/21/06	07/21/10

ClubCorp USA	MYCLUBCORP.COM	02/01/10	02/01/12

ClubCorp USA	MYCLUBCORPLIFE.COM	01/21/10	01/21/12

ClubCorp USA	NAGSHEADGOLFLINKS.COM	12/21/99	12/21/12

ClubCorp USA	NASHVILLECITY.COM	01/18/00	01/18/11

ClubCorp USA	NEUSEGOLF.COM	01/18/00	01/18/12

ClubCorp USA	NEWENGLANDSOCIETY.COM	05/08/06	05/08/11

ClubCorp USA	NEWENGLANDSOCIETYOFCLUBS.COM	01/10/07	01/10/11

ClubCorp USA	NEWMEMBERINVITATION.COM	01/22/09	01/22/11

ClubCorp USA	NICKLAUSGOLFBIRCHRIVER.COM	11/06/03	09/07/11

ClubCorp USA	NICKLAUSGOLFCLUB.COM	04/27/99	04/27/11

ClubCorp USA	NICKLAUSGOLFLG.COM	09/05/01	09/05/12

ClubCorp USA	NORTHCOASTSOCIETY.COM	01/18/00	01/18/12

ClubCorp USA	NORTHWOODCC.COM	03/24/99	03/24/12

ClubCorp USA	OAKMONTCLUB.COM	01/18/00	01/18/12

ClubCorp USA	OAK-POINTE.COM	01/18/00	01/18/11

ClubCorp USA	PEARLMEMBER.COM	11/07/08	11/07/10

ClubCorp USA	PIEDMONTCLUB.COM	01/09/01	01/09/11

ClubCorp USA	PIEDMONT-NC.COM	01/18/00	01/18/11

ClubCorp USA	PITTSBURGHSOCIETY.COM	02/10/05	02/10/11

ClubCorp USA	PLAZAHAWAII.COM	01/18/00	01/18/11

ClubCorp USA	PLAZASANANTONIO.COM	01/18/00	01/18/13

ClubCorp USA	PORTERVALLEY.COM	01/08/99	01/07/11

ClubCorp USA	PRESERVEGOLFCLUBOCALA.COM	08/17/05	08/17/12

ClubCorp USA	PRIVATECLUBS.ORG	01/17/99	01/17/11

ClubCorp USA	PRIVATECLUBSOCIETY.COM	08/29/05	11/21/11

ClubCorp USA	PUGETSOUNDSOCIETY.COM	01/18/00	01/18/13

ClubCorp USA	PYRAMIDCLUB.COM	01/18/00	01/18/13

ClubCorp USA	QUAILHOLLOWCC.COM	01/18/00	01/18/12

ClubCorp USA	QUEENSHARBOURCC.COM	01/18/00	01/18/13

ClubCorp USA	RETURNINGTOTHECLUB.COM	05/05/09	05/05/11

ClubCorp USA	RIVERCREEKCLUB.COM	01/18/00	01/18/11

ClubCorp USA	RIVERSCLUB.COM	01/18/00	01/18/13

ClubCorp USA	RIVERSOCIETY.COM	01/18/00	01/18/12

ClubCorp USA	SANANTONIOSOCIETY.COM	01/18/00	01/18/13

ClubCorp USA	SANJOSECLUB.COM	01/18/00	01/18/11

ClubCorp USA	SEVILLEGCC.COM	06/17/08	07/01/12

ClubCorp USA	SEVILLEGCC.NET	06/17/08	07/01/12

ClubCorp USA	SHADOWRIDGECC.COM	01/18/00	01/18/11

ClubCorp USA	SHADYVALLEY.COM	01/11/99	01/11/11

ClubCorp USA	SHOREBYCLUB.COM	01/18/00	01/18/11

ClubCorp USA	SIGNATUREGOLD.COM	12/22/03	11/20/12

ClubCorp USA	SIGNATURE-GOLD.COM	02/26/01	02/26/12

ClubCorp USA	SILVERLAKECLUB.COM	01/18/00	01/18/13

ClubCorp USA	SKYLINE-INDY.COM	01/18/00	01/18/13

Owner	Domain Name	Creation Date	Expiration Date

ClubCorp USA	SOCIETYPALMBEACH.COM	01/18/00	01/18/11

ClubCorp USA	SOUTHCOASTSOCIETY.COM	01/18/00	01/18/13

ClubCorp USA	SOUTHERN-TRACE.COM	01/18/00	01/18/13

ClubCorp USA	SPRING-VALLEY-LAKE.COM	01/18/00	01/18/13

ClubCorp USA	STONEBRIAR.COM	01/27/99	01/27/11

ClubCorp USA	STONEBRIARCC.COM	07/07/04	10/05/12

ClubCorp USA	STONEBRIARCOUNTRYCLUB.COM	07/07/04	10/05/12

ClubCorp USA	STONEBRIDGERANCHCOUNTRYCLUB.COM	06/09/05	06/09/12

ClubCorp USA	STONEHENGECLUB.COM	01/18/00	01/18/13

ClubCorp USA	SUMMIT-BIRMINGHAM.COM	01/18/00	01/18/12

ClubCorp USA	TAMPABAY-SOCIETY.COM	01/18/00	01/18/11

ClubCorp USA	TAMPA-PALMSCC.COM	01/18/00	01/18/12

ClubCorp USA	TEALBENDGOLF.COM	01/18/00	01/18/13

ClubCorp USA	TEXASTECHCLUB.COM	05/07/10	05/07/12

ClubCorp USA	THECLUBAT12OAKS.COM	03/19/07	03/19/12

ClubCorp USA	THECLUBATKEYCENTER.COM	06/06/00	06/06/12

ClubCorp USA	THECLUBATVINITERRA.COM	06/10/08	06/10/13

ClubCorp USA	THECLUBCORPEXPERIENCE.COM	04/22/09	04/22/11

ClubCorp USA	THECLUBSOFKINGWOOD.COM	12/14/04	12/14/10

ClubCorp USA	THECONNECTIONSERIES.COM	04/12/02	04/12/12

ClubCorp USA	THECORINTHIANEVENTCENTER.COM	05/08/06	05/08/11

ClubCorp USA	THECURRITUCKGOLFCLUB.COM	12/17/99	12/17/12

ClubCorp USA	THEDOWNTOWNCLUBHOUSTON.COM	04/26/02	04/26/11

ClubCorp USA	THEGOLFCLUB-INDIGORUN.COM	09/17/01	09/17/12

ClubCorp USA	THEHILLSCC.COM	06/09/00	06/09/12

ClubCorp USA	THEPIEDMONTCLUB.COM	08/12/03	08/12/11

ClubCorp USA	THEPRIVATECLUBSOCIETY.COM	08/29/05	03/19/12

ClubCorp USA	THERENAISSANCECLUB.COM	09/20/99	09/20/12

ClubCorp USA	THESKYLINECLUB.COM	02/23/00	02/23/12

ClubCorp USA	THETEXASTECHCLUB.COM	05/07/10	05/07/12

ClubCorp USA	THEULTIMATECLUBEXPERIENCE.COM	02/18/09	02/18/11

ClubCorp USA	TIMARRONCLUB.COM	01/18/00	01/18/11

ClubCorp USA	TOWERCLUB.COM	08/14/96	08/13/11

ClubCorp USA	TOWER-DALLAS.COM	01/18/00	01/18/13

ClubCorp USA	TOWER-FLORIDA.COM	01/18/00	01/18/11

ClubCorp USA	TOWER-TYSONS.COM	01/18/00	01/18/12

ClubCorp USA	TOWN-POINT.COM	01/18/00	01/18/11

ClubCorp USA	TREESDALEGOLF.COM	01/18/00	01/18/12

ClubCorp USA	TRIANGLESOCIETY.COM	01/18/00	01/18/12

ClubCorp USA	TRINITIATTOWERCLUB.COM	09/18/08	09/18/10

ClubCorp USA	TRINITITOWERDALLAS.COM	01/14/09	01/14/13

ClubCorp USA	TROPHYCLUB-DALLAS.COM	01/18/00	01/18/13

ClubCorp USA	TROPHYCLUB-GWINNETT.COM	01/18/00	01/18/13

ClubCorp USA	TROPHYMEMBERSHIP.COM	03/13/09	03/13/11

ClubCorp USA	TURKEYCREEKGC.COM	06/27/00	06/27/12

ClubCorp USA	TWELVEOAKSCLUB.COM	09/07/06	09/07/11

ClubCorp USA	TWELVEOAKSCOUNTRYCLUB.COM	09/07/06	09/07/11

ClubCorp USA	UC-HOUSTON.COM	05/11/00	05/11/12

ClubCorp USA	UC-JACKSON.COM	04/27/00	04/27/11

ClubCorp USA	UC-JACKSONVILLE.COM	05/11/00	05/11/12

ClubCorp USA	UCMASSCLUB.COM	06/09/05	06/09/12

Owner	Domain Name	Creation Date	Expiration Date

ClubCorp USA	UC-SANDIEGO.COM	05/11/00	05/11/12

ClubCorp USA	UMASSCLUB.COM	06/09/05	06/09/12

ClubCorp USA	UNIVERSITYCENTERCLUB.COM	03/17/99	03/17/12

ClubCorp USA	UTCLUB.COM	10/06/98	10/05/12

ClubCorp USA	WALNUTCREEKCC.COM	01/08/99	01/08/11

ClubCorp USA	WESTLAKECLUB.COM	04/16/99	04/16/12

ClubCorp USA	WILDFLOWERCLUB.COM	05/11/00	05/11/12

ClubCorp USA	WILLOWCREEKCLUB.COM	05/11/00	05/11/12

ClubCorp USA	WOODSIDE-PLANTATION.COM	05/11/00	05/11/12

ClubCorp USA	YEXDALLAS.COM	01/11/10	01/11/12

ClubCorp USA	YEXHOUSTON.COM	01/11/10	01/11/12

ClubCorp, Inc.	CLUBCORP.COM	04/09/96	4/10/2012

ClubCorp, Inc.	CLUBCORP.NET	03/09/96	3/10/2012

ClubCorp, Inc.	CLUBCORP.ORG	10/02/02	5/12/2012

ClubCorp, Inc.	CLUBCORPCAREERS.COM	02/01/00	2/1/2012

ClubCorp, Inc.	CLUBCORPCHARITYCLASSIC.COM	07/16/07	7/16/2012

ClubCorp, Inc.	CLUBCORPTOURNAMENTS.COM	07/16/07	11/17/2010

ClubCorp, Inc.	CLUBMEMBER.NET	12/18/96	12/17/2010

ClubCorp, Inc.	MEMBERSRESERVE.COM	10/26/05	10/26/2012

ClubCorp, Inc.	OURCLUB.COM	07/25/97	7/24/2011

ClubCorp, Inc.	PRIVATECLUBS.COM	03/12/96	3/13/2013

ClubCorp, Inc.	PRIVATECLUBS.NET	01/22/97	1/24/2011

ClubCorp, Inc.	TEEWILLEY.COM	07/15/09	6/15/2012

ClubCorp, Inc.	THEOWNERSCLUB.COM	12/08/97	12/7/2011

ClubCorp, Inc.	VIRTUALCLUB.COM	08/15/96	8/14/2010

SCHEDULE 6

E.             SOFTWARE LICENSES

Product	Vendor	Customer Department (ClubCorp USA, Inc.)

Oracle	Oracle	Accounting

BPC	SAP AG	Accounting

CorpTax	CorpTax	Tax

Aloha	Radiant	Clubs

Kronos	KRONOS	Payroll

ProphetLine	Spectrum Retail	Clubs

APPWorx	Appworx	Enterprise

Vista Plus	OpenText	Enterprise

Cater Plus	Custom	Membership

MemberPride	Custom	Membership

Blackberry Enterprise Server	RIM	Mobile Users

Lotus Notes / Domino	IBM	Enterprise

Microsoft Office Suite	Microsoft	Enterprise

SCHEDULE 7

DEPOSIT ACCOUNTS

Cash Schedule

Bank	Account Number	Account Type	Account Name

BANK OF AMERICA	#########	Depository Account	ClubCorp Mezzanine Borrower, LLC

BANK OF AMERICA	#########	Depository Account	ClubCorp Mortgage Borrower, LLC

JPMORGAN CHASE	#########	Depository Account	ClubCorp Mezzanine Borrower, LLC

JPMORGAN CHASE	#########	Depository Account	ClubCorp Mortgage Borrower, LLC

JPMORGAN CHASE	#########	Depository Account	ClubCorp Mezzanine Borrower, LLC

JPMORGAN CHASE	#########	Depository Account	ClubCorp Mortgage Borrower, LLC

JPMORGAN CHASE	#########	Depository Account	ClubCorp Mezzanine Borrower, LLC

JPMORGAN CHASE	#########	Depository Account	ClubCorp Mortgage Borrower, LLC

BANK OF NEW YORK MELLON	#########	Depository Account	ClubCorp USA, Inc.

BANK OF NEW YORK MELLON	#########	Depository Account	ClubCorp USA, Inc.

BANK OF NEW YORK MELLON	#########	Depository Account	ClubCorp International, Inc.

WACHOVIA	#########	Depository Account	ClubCorp Mezzanine Borrower, LLC

WELLS FARGO	#########	Depository Account	ClubCorp Mortgage Borrower, LLC

WELLS FARGO	#########	Depository Account	ClubCorp Mezzanine Borrower, LLC

WELLS FARGO	#########	Depository Account	ClubCorp Mortgage Borrower, LLC

WELLS FARGO	#########	Local Depository Account	ClubCorp Symphony Towers, Inc.

BBVA Compass	#########	Payment Account	Aspen Glen Golf Company, Limited Partnership

JPMORGAN CHASE	#########	Payment Account	ClubCorp USA, Inc.

BANK OF NEW YORK MELLON	#########	Payment Account	ClubCorp USA, Inc.

WELLS FARGO	#########	Payment Account	ClubCorp Airways Golf, Inc.

EXTRACO BANK	#########	Fiduciary Account	Wildflower Country Club, Inc.

KEYBANK	#########	Fiduciary Account	The Club at Society Center, Inc.

Bank	Account Number	Account Type	Account Name

SunTrust Bank	#########	Fiduciary Account	Escrow Account on behalf of The 191 Club, Inc. and others

WELLS FARGO	#########	Fiduciary Account	Braemar Country Club, Inc.

WELLS FARGO	#########	Fiduciary Account	Canyon Gate at Las Vegas, Inc.

BANK OF CURRITUCK	#########	Local Depository Account	Currituck Golf, LLC

BB&T	#########	Local Depository Account	Citrus Club, Inc.

CITIZENS BANK	#########	Local Depository Account	Treesdale Country Club, Inc.

First Niagara	#########	Local Depository Account	Rivers Club, Inc.

PNC Bank	#########	Local Depository Account	Diamond Run Club, Inc.

RBC Bank USA	#########	Local Depository Account	ClubCorp Golf of North Carolina, L.L.C.

THE FIRST NATIONAL BANK OF IPSWICH	#########	Local Depository Account	New England Country Club Management, Inc.

Fremont Bank	#########	Fiduciary Account	ClubCorp Crow Canyon Management Corp.

Fremont Bank	#########	Fiduciary Account	ClubCorp Crow Canyon Management Corp.

BANK OF NEW YORK MELLON	#########	Local Depository Account	The Owner’s Club at Hilton Head, L.P.

WELLS FARGO	#########	Payment Account	ClubCorp USA , Inc.

WELLS FARGO	#########	Payment Account	ClubCorp USA, Inc.

WELLS FARGO	#########	Payment Account	ClubCorp USA, Inc.

WELLS FARGO	#########	Local Depository Account	ClubCorp Mission Hills Country Club Inc.

WELLS FARGO	#########	Local Depository Account	MH Villas, Inc.

JPMORGAN CHASE	#########	Depository Account for benefit of Excluded Subsidiaries	ClubCorp USA, Inc.

Bank	Account Number	Account Type	Account Name

JPMORGAN CHASE	#########	Depository Account for benefit of Excluded Subsidiaries	ClubCorp USA, Inc.

JPMORGAN CHASE	#########	CDs pledged for equipment lessor	ClubCorp USA, Inc.

JPMORGAN CHASE	#########	Payment Account	ClubCorp USA, Inc.

BANK OF AMERICA	#########	Payment Account	ClubCorp Golf of North Carolina, L.L.C.

BANK OF AMERICA	#########	Payment Account	ClubCorp Golf of North Carolina, L.L.C.

BANK OF AMERICA	#########	Payment Account	ClubCorp Golf of North Carolina, L.L.C.

BANK OF AMERICA	#########	Payment Account	ClubCorp Golf of North Carolina, L.L.C.

BANK OF AMERICA	#########	Payment Account	ClubCorp Golf of North Carolina, L.L.C.

Freedom Bank	#########	Payment Account	LionsGate Golf Club, Inc.

JPMORGAN CHASE	#########	Payment Account	Akron Management Corp.

JPMORGAN CHASE	#########	Payment Account	West Park Club, Inc.

JPMORGAN CHASE	#########	Payment Account	Oak Pointe Country Club, Inc.

WELLS FARGO	#########	Payment Account	Willow Creek Management, Inc.

JPMORGAN CHASE	#########	Payroll ZBA Account	ClubCorp Financial Management Company

JPMORGAN CHASE	#########	Payroll ZBA Account	ClubCorp Financial Management Company

WELLS FARGO	#########	Payroll ZBA Account	ClubCorp Financial Management Company

WELLS FARGO	#########	Payroll ZBA Account	ClubCorp Financial Management Company

WELLS FARGO	#########	Payment Account	ClubCorp Financial Management Company

WELLS FARGO	#########	Payroll ZBA Account	ClubCorp Financial Management Company

Investments — Market Securities

Bank	Account Number	Account Type	Account Name

The Bank of New York Mellon	#########	Treasury Money Market Account	ClubCorp USA, Inc.

The Bank of New York Mellon	#########	Treasury Money Market Account for the benefit of Excluded Subsidiaries	ClubCorp Financial Management Corp.

JP Morgan Private Bank	#########	Treasury Money Market Account	Clubcorp USA, Inc.